COLUMBUS McKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN




                       Restatement Effective April 1, 1998


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                          COLUMBUS McKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

                       Restatement Effective April 1, 1998

                                TABLE OF CONTENTS

                                                                         Page


INTRODUCTION.............................................................  1

ARTICLE I -- DEFINITIONS.................................................  3

       1.1   Definitions of Certain Terms................................  3
       1.2   Accrued Benefit.............................................  3
       1.3   Actuarial Equivalent........................................  3
       1.4   Actuarial Present Value.....................................  3
       1.5   Affiliate...................................................  4
       1.6   Annuity Starting Date.......................................  4
       1.7   Authorized Absence..........................................  4
       1.8   Beneficiary.................................................  4
       1.9   Benefit Service.............................................  4
       1.10  Board of Directors..........................................  4
       1.11  Code........................................................  4
       1.12  Committee...................................................  5
       1.13  Corporation.................................................  5
       1.14  Covered Compensation........................................  5
       1.15  Earnings....................................................  5
       1.16  Eligible Employee...........................................  6
       1.17  Eligibility Service.........................................  7
       1.18  Employee....................................................  7
       1.19  Employer....................................................  7
       1.20  ERISA.......................................................  7
       1.21  Final Average Earnings......................................  7
       1.22  Highly Compensated Employee.................................  9
       1.23  Hour of Service.............................................  9
       1.24  Leased Employee............................................. 10
       1.25  Normal Retirement Age....................................... 11
       1.26  Normal Retirement Date...................................... 11
       1.27  1-Year Break in Service..................................... 11
       1.28  Participant................................................. 11
       1.29  Plan........................................................ 12
       1.30  Plan Year................................................... 12
       1.31  Preretirement Spouse's Benefit.............................. 12
       1.32  Qualified Domestic Relations Order or QDRO.................. 12


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                          COLUMBUS McKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN
                       Restatement Effective April 1, 1998

                                TABLE OF CONTENTS

                                     - ii -


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       1.33  Qualified Joint and Survivor Annuity........................ 12
       1.34  Schedule.................................................... 12
       1.35  Straight Life Annuity....................................... 12
       1.36  Trust Agreement............................................. 12
       1.37  Trust Fund.................................................. 13
       1.38  Trustee..................................................... 13
       1.39  Vesting Service............................................. 13

ARTICLE II -- DETERMINATION OF SERVICE................................... 14

       2.1   Eligibility Service......................................... 14
       2.2   Vesting Service............................................. 14
       2.3   Benefit Service............................................. 15

ARTICLE III -- PARTICIPATION............................................. 17

       3.1   Commencement of Participation............................... 17
       3.2   Participation Upon Reemployment............................. 17
       3.3   Cessation Of Participation.................................. 18
       3.4   Information to be Furnished................................. 18

ARTICLE IV -- RETIREMENT BENEFITS........................................ 19

       4.1   Normal Retirement Benefit................................... 19
       4.2   Late Retirement Benefit..................................... 20
       4.3   62/25 Early Retirement Benefit.............................. 20
       4.4   55/15 Early Retirement Benefit.............................. 21
       4.5   55/5 Early Retirement Benefit............................... 21
       4.6   Deferred Vested Benefit..................................... 22
       4.7   Offset By Benefits Under Other Plans........................ 22
       4.8   Qualified Domestic Relations Order.......................... 23
       4.9   No Other Benefits........................................... 23

ARTICLE V -- PAYMENT OF BENEFIT.......................................... 24

       5.1   Commencement of Benefit..................................... 24
       5.2   Form of Benefit............................................. 26


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                          COLUMBUS McKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN
                       Restatement Effective April 1, 1998

                                TABLE OF CONTENTS

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       5.3   Effect of the Death of the Participant...................... 29
       5.4   Automatic Cash-out of Benefit Not Exceeding $5,000.......... 30
       5.5   Required Minimum Distributions.............................. 30
       5.6   Eligible Rollover Distributions............................. 31
       5.7   Reemployment of Retired or Vested Participants.............. 33
       5.8   Claims Procedures........................................... 36

ARTICLE VI -- PRERETIREMENT SPOUSE'S BENEFIT............................. 37

       6.1   Preretirement Spouse's Benefit.............................. 37
       6.2   Automatic Cash-out of Benefit Not Exceeding $5,000.......... 38
       6.3   Offset By Certain Other Benefits............................ 38

ARTICLE VII -- FUNDING................................................... 39

       7.1   Funding Policy and Method................................... 39
       7.2   Contributions............................................... 39
       7.3   The Trustee................................................. 39
       7.4   Investment Managers......................................... 39
       7.5   No Limitations on Investments............................... 40
       7.6   Contributions Not To Be Diverted............................ 40
       7.7   Benefits Payable Only From Assets of Plan................... 41

ARTICLE VIII -- OPERATION AND ADMINISTRATION............................. 42

       8.1   Division of Authority and Responsibility.................... 42
       8.2   Establishment of Retirement Committee....................... 42
       8.3   Authority and Responsibility of Committee................... 43
       8.4   Allocation and Delegation of Responsibilities............... 44
       8.5   Multiple Fiduciary Capacities............................... 45
       8.6   Employment of Advisers...................................... 45
       8.7   Records and Reports......................................... 45
       8.8   Protection of Committee and Others.......................... 45
       8.9   Administration Expenses..................................... 46
       8.10  Bonding..................................................... 46

ARTICLE IX -- PARTICIPATION BY AFFILIATES................................ 47


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                          COLUMBUS McKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN
                       Restatement Effective April 1, 1998

                                TABLE OF CONTENTS

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                                                                         Page


       9.1   Participation by Affiliates................................. 47
       9.2   Termination of Participation................................ 47

ARTICLE X -- AMENDMENT AND TERMINATION................................... 48

       10.1  Amendment................................................... 48
       10.2  Termination of Plan......................................... 48
       10.3  Restrictions on Certain Benefits and Distributions.......... 49

ARTICLE XI -- SECTION 415 LIMITATIONS.................................... 51

       11.1  Definitions and Rules of Interpretation..................... 51
       11.2  Maximum Annual Benefit...................................... 53
       11.3  Transition Rules for Maximum Annual Benefit................. 54
       11.4  Participation in a Defined Contribution Plan................ 55
       11.5  Application of Code Section 415............................. 58

ARTICLE XII -- TOP-HEAVY RULES........................................... 59

       12.1  Purpose of this Article..................................... 59
       12.2  Definitions................................................. 59
       12.3  Top-Heavy Plan.............................................. 62
       12.4  Top-Heavy Ratio............................................. 62
       12.5  Application of Top-Heavy Rules.............................. 64
       12.6  Minimum Vesting............................................. 64
       12.7  Minimum Benefits............................................ 64

ARTICLE XIII -- MISCELLANEOUS............................................ 66

       13.1  Plan Not a Contract......................................... 66
       13.2  Benefits Payable Only From Plan Assets...................... 66
       13.3  Provisions of Plan Binding on All Persons................... 66
       13.4  Non-Alienation of Benefits.................................. 66
       13.5  Limitations on Merger, Consolidation, Etc................... 66
       13.6  Application of Forfeitures.................................. 67
       13.7  Uniformed Services Employment and Reemployment Rights Act... 67
       13.8  Plan Intended To Qualify Under Code Section 401(a).......... 67


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                          COLUMBUS McKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN
                       Restatement Effective April 1, 1998

                                TABLE OF CONTENTS

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                                                                        Page


       13.9   Appendices and Schedules.................................. 67
       13.10  Headings For Convenience Only............................. 67
       13.11  Applicable Law............................................ 67


                            APPENDICES AND SCHEDULES

APPENDIX A -        TABLE 1         TABLE OF ACTUARIAL EQUIVALENT FACTORS
                                    TO BE USED IN CONVERTING THE NORMAL LIFE
                                    ANNUITY FORM OF PAYMENT TO A JOINT AND
                                    SURVIVOR FORM

APPENDIX A -        TABLE 2         TABLE OF ACTUARIAL EQUIVALENT FACTORS
                                    TO BE USED IN CONVERTING THE NORMAL LIFE
                                    ANNUITY FORM OF PAYMENT TO A PERIOD
                                    CERTAIN AND LIFE ANNUITY FORM

APPENDIX A -        TABLE 3         TABLE OF ACTUARIAL EQUIVALENT FACTORS
                                    TO BE USED IN DETERMINING THE AMOUNT OF
                                    LIFE ANNUITY COMMENCING ON AN EARLY
                                    RETIREMENT DATE

Schedule 1 Special Rules Applicable With Respect to Employees Who Were Active Participants on March 31, 1998

Schedule 2 Pension Plan for Nonunion Hourly Employees of Columbus McKinnon Corporation, Merger into MRB Plan, Treatment of Former Participants

Schedule 3 Retirement Plan for Salaried Employees of the Duff-Norton Companies, Merger into MRB Plan, Treatment of Former Participants

Schedule 4 Duff-Norton Company, Inc. Retirement Plan for Wadesboro Hourly Employees, Merger into MRB Plan, Treatment of Former Participants




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                          COLUMBUS McKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

                       Restatement Effective April 1, 1998


                                  INTRODUCTION


         The Retirement Plan for Salaried Employees of the Dixie Industries Division of Columbus McKinnon Corporation (the "Dixie Industries Salaried Plan") was established on April 1, 1977. This pension plan, which was the forerunner of the Columbus McKinnon Corporation Monthly Retirement Plan, covered only salaried employees of the Dixie Industries Division of Columbus McKinnon Corporation.

         Effective   February  28,  1987,   benefit  accruals  under  the  Dixie
Industries Salaried Plan were discontinued.

         Effective April 1, 1987, the Dixie Industries Salaried Plan was reactivated, amended and restated as the Columbus McKinnon Corporation Monthly Retirement Plan (the "Plan").

         Also effective April 1, 1987, coverage under the Plan was extended to employees previously covered under the Columbus McKinnon Corporation Retirement Plan for Salaried Employees (the "Columbus McKinnon Salaried Plan) and the Retirement Plan for Salaried Employees of the Midland Forge Division of Columbus McKinnon Corporation (the "Midland Forge Salaried Plan").1

         Also, effective April 1, 1987, the Midland Forge Salaried Plan was merged into the Plan.

         Effective April 1, 1990, the Plan was amended to change the benefit formula while preserving benefits accrued through March 31, 1989 under a fresh-start formula without wear-away. The amended formula, like the original formula, was a career
--------

     1 Benefit accruals under the Columbus McKinnon Salaried Plan were discontinued as of December 31, 1986, and the Plan was terminated effective March 31, 1987. In connection with the termination, all participants became fully vested in their benefits accrued through December 31, 1986, and guaranteed annuities were purchased from the Massachusetts Mutual Life Insurance Company to provide these benefits in full.

         Benefit accruals under the Midland Forge Salaried Plan and the Dixie Industries Salaried Plan were discontinued effective February 28, 1987. The Corporation initially intended to terminate both plans on June 30, 1987, and participants in the two plans were granted full vesting in their benefits accrued through February 28, 1987. Thereafter the Corporation decided not to terminate either plan. However, guaranteed annuities were purchased from the Massachusetts Mutual Life Insurance Company to provide these benefits in full.


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 2 of April 1, 1998 Plan Restatement


average, integrated formula but it incorporated changes intended to comply with the Tax Reform Act of 1986 and regulations thereunder.

         In March of 1995, the Plan was amended and restated to comply with the Tax Reform Act of 1986, and subsequent legislation and regulations, effective generally as of April 1, 1989. The TRA 1986 restatement did not change the benefit formula or the classes of employees covered under the Plan. The Plan was amended once thereafter, effective April 1, 1996, to extend coverage to employees of Lift-Tech International, Inc., an affiliate acquired by the Corporation in 1995.

         The Corporation decided to change the benefit formula under the Plan from a career average formula to a final average pay formula effective April 1, 1998. In addition, the Corporation decided to extend coverage under the Plan to essentially all of the nonunion employees of the Corporation and its US affiliates (excluding certain temporary affiliates) effective April 1, 1998. In addition, the Corporation decided to merge most of the nonunion defined benefit plans remaining in the Columbus McKinnon controlled group into the Plan on April 1, 1998 or as soon thereafter as might be practicable. Because of the extensive transition rules required by the change in benefit formula and the plan mergers, as well as changes required by federal legislation subsequent to the TRA 1986 restatement, the Corporation determined to restate the Plan as of April 1, 1998.

         Accordingly, this document amends and restates the Plan effective April 1, 1998 except as otherwise provided herein. It governs the benefits under the Plan of participants who have been credited with at least one hour of service on or after April 1, 1998. The benefits of participants who have not been credited with an hour of service on or after April 1, 1998 are governed by the Plan document as in effect on the date such participants last completed an hour of service but as amended by each provision herein that is effective on or before such date.


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 3 of April 1, 1998 Plan Restatement



ARTICLE I

                                   DEFINITIONS

1.1 Definitions of Certain Terms. The following words and phrases as used herein shall have the following meanings unless a different meaning is plainly required by the context. A pronoun or adjective in the masculine gender includes the feminine gender, and the singular includes the plural, unless the context clearly indicates otherwise.

1.2 "Accrued Benefit."

     (a) In General. "Accrued Benefit" means the annual benefit of a Participant payable under the Plan, determined as of any given date, in accordance with the benefit formula set forth in Section 4.1, and payable in the form of a Straight Life Annuity commencing on the Participant's Normal Retirement Date.

     (b) Application of Schedules. The calculation of a Participant's Accrued Benefit shall take into account the special rules under any Schedule attached hereto that is applicable with respect to the Participant.

1.3 "Actuarial Equivalent." A benefit is the "Actuarial Equivalent" of another benefit on a given date if the Actuarial Present Value of the two benefits on that date is the same.

1.4 "Actuarial Present Value."

     (a) In General. "Actuarial Present Value" shall be determined on the basis of the applicable tables attached hereto as Appendix A except as otherwise provided in this Section 1.4.

     (b) Cash-out of Amounts $5,000 or Less. In computing the Actuarial Present Value of a benefit to determine whether it can be paid immediately in a lump sum under Code Section 411(a)(11) or Code Section 417(e) (cash-outs of benefits not greater than $5,000), the lump sum value shall be computed on the basis of the following mortality and interest assumptions: the 1983 Group Annuity Mortality Table with a 50% male/50% female blend and the annual interest rate on 30-year United States Treasury securities as determined by the Internal Revenue Service for the month of February preceding the Plan Year in which the payment would occur.

     (c) Benefits paid to Reemployed Pensioners. The actuarial reduction of retirement benefits payable to reemployed Participants pursuant to Section 5.7(d)(4)


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 4 of April 1, 1998 Plan Restatement


shall be based on the UP-1984 Mortality Table (unadjusted) and an interest rate of 8% per annum.

1.5 "Affiliate" means:

     (a) any corporation that is a member of a controlled group of corporations (as defined in Code Section 414(b)) of which the Corporation is also a member;

     (b) any trade or business whether or not incorporated that is under common control (as defined in Code Section 414(c)) with the Corporation;

     (c) any trade or business required to be aggregated with the Corporation in accordance with the affiliated service group rules under Code Section 414(m); or

     (d) any other entity required to be aggregated with the Corporation pursuant to Treasury Regulations under Code Section 414(o); provided, however, that a corporation or other trade or business shall not be an Affiliate during any period when it was not related to the Corporation within the meaning of this Section .

1.6 "Annuity Starting Date" means the first day of the first period for which a benefit is payable as an annuity or, in the case of a benefit not payable as an annuity, the day on which the benefit is paid.

1.7 "Authorized Absence" means a period of excused absence from the performance of normally scheduled duties with the Corporation or an Affiliate not exceeding two years, including any absence authorized by the Corporation or an Affiliate in accordance with its established leave policy. A person who fails to return to active service forthwith upon the expiration of the period of absence authorized shall be considered to have terminated his employment upon the commencement of such absence. (See Section 13.7 concerning Employees who enter the armed forces of the United States.)

1.8 "Beneficiary" means a spouse or other individual as designated by the Participant who is receiving, or may become entitled to receive, a benefit under the Plan on account of the death of the Participant. In the case of the Ten Year Certain and Life annuity option (Section 5.2(c)(4)), the designated Beneficiary may also be a trust or estate.

1.9 "Benefit Service" means the aggregate of a Participant's service determined under Section 2.3 which is taken into account in determining the Participant's Accrued Benefit.



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 5 of April 1, 1998 Plan Restatement


1.10 "Board of Directors" means the Board of Directors of the Corporation.

1.11 "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

1.12 "Committee" means the Retirement Committee appointed by the Corporation to administer the Plan in accordance with Section 8.2.

1.13 "Corporation" means Columbus McKinnon Corporation.

1.14 "Covered Compensation."

     (a) In General. "Covered Compensation" means the average (without indexing prior taxable wage bases) of the taxable wage bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age.

     (b) Assumptions and Rules. In determining a Participant's Covered Compensation for a given year, the taxable wage base for the current year and any subsequent year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the year for which the determination is being made. A Participant's Covered Compensation for a year after the 35-year period described in Section 1.14(a) is the Participant's Covered Compensation for the year during which the Participant attained Social Security Retirement Age. A Participant's Covered Compensation for a year before the 35-year period described in Section 1.14(a) is the taxable wage base in effect at the beginning of that year. A Participant's Covered Compensation shall be adjusted automatically for each year.

     (c)  Use  of  Treasury  Tables.   The  Committee  shall  determine  Covered
Compensation from tables published by the Secretary of the Treasury that calculate Covered Compensation to the nearest dollar.

1.15 "Earnings."

     (a)  In  General.   "Earnings"   means  the  total  wages  and  other  cash
compensation paid to a Participant during a measuring period (normally, the calendar year) by his Employer and any Affiliate and reportable on IRS Form W-2 within the meaning of Treasury Regulation ss.1.415-2(d)(11)(i).



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 6 of April 1, 1998 Plan Restatement


          (1) Specific Inclusions. "Earnings" shall include all elective contributions paid into a cash or deferred arrangement maintained by the Employer under Code Section 401(k) and all salary reduction contributions under a cafeteria plan that are excluded from income under Code Section 125.

          (2) Specific Exclusions. "Earnings" shall exclude the following items (even if includible in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, welfare benefits (including, without limitation, severance pay and cash paid after termination in lieu of vacation).

     (b) Code Section 401(a)(17) Limitation. In addition to all other applicable limitations set forth in the Plan, and notwithstanding any other provision in the Plan to the contrary, for any Plan Year or other 12-month period beginning on or after January 1, 1989, the Earnings of each Employee taken into account under the Plan shall not exceed the "Code Section 401(a)(17) Limit." If a Plan Year or other determination period consists of fewer than 12 months, the "Code
Section 401(a)(17) Limit" shall be multiplied by a fraction, the numerator of which is the number of months in the Plan Year or other determination period and the denominator of which is 12.

          (1) Limit Effective January 1, 1989. The "Code Section 401(a)(17) Limit" for any Plan Year or other 12-month period commencing on or after January 1, 1989 shall be $200,000 or such larger amount as the Secretary of the Treasury may determine for such Plan Year under Code Section 401(a)(17).

          (2) Limit Effective January 1, 1994. The "Code Section 401(a)(17) Limit" for the Plan Year or any other 12-month period beginning in the 1994 calendar year or any subsequent calendar year shall be $150,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17).

1.16 "Eligible Employee."

     (a) In General. "Eligible Employee" means any Employee who is employed by an Employer and who is regularly employed at a facility located within the United States of America.

     (b) Exclusion of Certain Employees. The term "Eligible Employee" shall not include any employee:



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 7 of April 1, 1998 Plan Restatement


          (1) Collective Bargaining Employees -- who is employed in any bargaining unit covered under a collective bargaining agreement which does not specifically provide for participation by employees of such unit in this Plan;

          (2) Leased Employees -- who is employed as a Leased Employee;

          (3) Contract Employee -- whose services are performed in the capacity of a consultant or contractor or other capacity pursuant to a written contract which provides that his services are to be rendered in a capacity other than as a regular employee, and/or who is compensated by fees or similar charges requiring the submission of invoices, as opposed to being compensated by a regular fixed salary or wage;

          (4) Employees Temporarily Assigned to U.S. Locations -- who [1] is regularly employed outside the United States, [2] is employed within the United States by an Employer pursuant to a temporary assignment, and [3] was not covered under the Plan immediately prior to such temporary assignment.

1.17 "Eligibility Service" means the aggregate of a person's service determined under Section 2.1 which is taken into account in determining when the individual is eligible to participate in the Plan.

1.18 "Employee" means an employee under common law of the Corporation or an Affiliate, and effective January 1, 1987, a Leased Employee. Whether an individual is employee under common law or an independent contractor shall be determined by reference to applicable provisions of the Code.

1.19 "Employer" means the Corporation and each Affiliate that participates in the Plan in accordance with Section 9.1.

1.20 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to any section or subsection of ERISA includes references to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

1.21 "Final Average Earnings"

     (a) In General. "Final Average Earnings" means a Participant's average 12-consecutive month Earnings during the last 60 consecutive months of the Participant's Benefit Service or, if higher, his average 12-consecutive month Earnings during the any 60 consecutive month period within the last 120 months of his Benefit Service.


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 8 of April 1, 1998 Plan Restatement


Final Average Earnings shall be calculated using the operating rules in Section 1.21(b) and shall be subject to the limitation of Section 1.21(c).

     (b) Operating Rules.

          (1) Employee During Entire Calendar Year: Monthly Earnings. If a Participant was an Employee during an entire calendar year, his Earnings with respect to each month in that calendar year shall equal his Earnings for the entire calendar year divided by 12.

          (2) Employee During Partial Calendar Year: Monthly Earnings.

               (A) In General. If a Participant was an Employee during only part of a calendar year, his Earnings with respect to each month in that partial calendar year shall equal his Earnings for the partial calendar year divided by the number of months in that year during which he was an Employee for at least 15 days.

               (B) Treatment of Bonuses. Notwithstanding Section 1.21(b)(2)(A), a bonus paid to compensate an Employee for services performed in two or more months shall be treated as having been paid in twelve equal monthly installments during the calendar year in which the bonus is actually paid, and only those installments falling within the 60 consecutive month period shall be taken into account in computing Final Average Earnings.

          (3) Breaks During 60-Consecutive Month Period. The Committee shall establish rules consistent with this Section 1.21, that are applied in a uniform and nondiscriminatory manner, to determine the Final Average Earnings of Participants who [1] are employed for less than 60 months in the period of employment immediately preceding retirement; [2] are employed for the full 60 months immediately preceding retirement but who did not earn Benefit Service for that entire period; or [3] are employed for the full 60 months immediately preceding retirement but who did not receive Earnings for that entire period.

          (4) Earnings Paid Before Benefit Service. Earnings paid to an Employee before the Employee began to earn Benefit Service under the Plan shall be taken into account in computing the Employee's Final Average Earnings if the Earnings were paid to the Employee in a calendar month following the date when the Employee satisfied the age and service requirements (Section 3.1(b)) for participation in the Plan.



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 9 of April 1, 1998 Plan Restatement


     (c) Application of Code Section 401(a)(17) Limitation.

          (1) In General. For purposes of determining a Participant's Final Average Earnings, the Earnings for any 12-consecutive month period within the 60-consecutive month period used in Section 1.21(a) shall not exceed the Code Section 401(a)(17) Limitation under Section 1.15(b) applicable for such 12 month period. If a Participant's Final Average Earnings are determined after the effective date of Code Section 401(a)(17) (or after the effective date of any amendment thereto) but the 60-consecutive month period used in Section 1.21(a) includes one or more 12-consecutive month periods beginning before such effective date, the limitation for each such 12-consecutive month period shall be the limitation in effect as of such effective date. This Section 1.21(c) shall be applied in accordance with applicable Treasury Regulations.

          (2) Protection of Accrued Benefits. The Accrued Benefit of a Participant whose Final Average Earnings are determined by giving effect to the limitation in Code Section 401(a)(17), as enacted or as amended, shall not be less than the Participant's Accrued Benefit determined as of the day preceding the effective date of such enactment or amendment.

1.22  "Highly  Compensated   Employee"  means  an  Employee  who  is  a  "highly
compensated employee" within the meaning of Code Section 414(q) and the Treasury Regulations thereunder.

1.23 "Hour of Service" means:

     (a) Period When Duties Are Performed. Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate during the applicable computation period;

     (b) Period When No Duties Are Performed. Each hour for which an Employee is paid or entitled to payment, by the Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability) lay-off, jury duty, military duty or leave of absence. For purposes of this Section , a payment shall be deemed made or due from the Employer or an Affiliate regardless of whether such payment is made by or due from the Employer or Affiliate directly, or indirectly through, among others, a trust, fund or insurer, to which the Employer or Affiliate contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate. Notwithstanding the foregoing:


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 10 of April 1, 1998 Plan Restatement


          (1) No more than 501 Hours of Service shall be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single year);

          (2) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and

          (3) Hours of Service shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

          (4) No Hours of Service shall be awarded for any period with respect to which severance benefits are paid.

     (c) Period For Which Back Pay Is Awarded. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate. The same Hours of Service shall not be credited under
Section 1.23(a) or Section 1.23(b) as the case may be and this Section 1.23(c). Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in Section 1.23(b) shall be subject to the limitations set forth in that section.

     (d) Equivalency for Regular Full-Time Employee. An Employee who is not a regular full-time Employee as defined in the next sentence shall be credited with his actual Hours of Service, determined in accordance with the foregoing subsections of this Section 1.23. Notwithstanding his actual Hours of Service, a regular full-time employee (an employee whose employment is on a permanent rather than temporary basis and who is expected to work a full regular work week of 40 hours and to have at least 2000 actual Hours of Service in a Plan Year) shall be credited with 45 Hours of Service for each week in which he has at least one actual Hour of Service. During the period of an Authorized Absence for which he is not directly or indirectly paid or entitled to payment, a regular full-time employee shall be credited with eight Hours of Service per day but not more than 40 Hours of Service per week, for each day that he would have been scheduled to perform duties had he not been on Authorized Absence, provided that no Hours of Service will be credited under this sentence for a 12-month computation period in which the Employee has already been credited with more than 500 Hours of Service, nor shall more than 501 Hours of Service be credited under this sentence for any 12-month computation period.



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 11 of April 1, 1998 Plan Restatement


     (e) Application of Law And Regulations. Hours of Service shall be credited in accordance with applicable law and regulations, including Department of Labor Regulations ss.2530.200b-2(b) and ss.2530.200b-2(c) which are incorporated herein by this reference, and such law and regulations shall govern over any inconsistent provision in the Plan.

1.24 "Leased Employee" means any person who is not an employee under common law of the Employer or an Affiliate and who provides services to the Employer or an Affiliate ("recipient") if: [1] such services are provided to the recipient pursuant to an agreement between the recipient and any other person ("leasing organization"), [2] such person has performed such services for the recipient (or for the recipient and related persons) on a substantially full-time basis for a period of at least one year, and [3] such services are performed under primary direction or control of the Employer or Affiliate.

1.25 "Normal Retirement Age" means the later of [1] the date a Participant attains age 65, or [2] the 5th anniversary of a Participant's commencement of participation in the Plan.

1.26 "Normal Retirement Date" means the first day of the month coinciding with or next following the month in which the Participant attains Normal Retirement Age.

1.27 "1-Year Break in Service."

     (a) In General. The term "1-Year Break in Service" means a 12 consecutive month period during which an Employee has 500 or fewer Hours of Service. For purposes of Eligibility Service, the 12 month period shall be the period beginning on the date the Employee first performs an Hour of Service, and anniversaries thereof. For purposes of Vesting Service, the 12 month period shall be the calendar year.

     (b) Special Rule For Maternity Or Paternity Absences. Solely for purposes of determining whether a 1-Year Break in Service has occurred, in the case of an individual who is absent from work for any period: [1] by reason of the pregnancy of the individual, [2] by reason of the birth of the child of the individual, [3] by reason of the placement of a child with the individual in connection with the adoption of such child by the individual, or [4] for purposes of caring for such child for a period beginning immediately following such birth or placement, the Plan shall treat as Hours of Service the hours that would have been credited to the individual if he had not been so absent (or 8 Hours of Service for each normal workday of such absence if the actual Hours of Service can not be determined). The individual shall be credited with such Hours of Service (up to a maximum of 501 Hours of Service) in the Plan year in

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 12 of April 1, 1998 Plan Restatement


which the absence begins, if such crediting will prevent the individual from incurring a 1-Year Break in Service in such year, or in the next following Plan Year.

1.28 "Participant" means any person who has become a Participant in accordance with Section 3.1 and who has not ceased to be a Participant in accordance with
Section 3.3, and any other person who has an Accrued Benefit under the Plan at the time of reference. An "Active Participant" is a Participant who at the time of reference is also an Eligible Employee.

1.29 "Plan" means the Columbus McKinnon Corporation Monthly Retirement Benefit Plan, as set forth herein and as amended from time to time.

1.30 "Plan Year" means the 12 consecutive month period beginning on April 1st and ending on March 31st.

1.31 "Preretirement Spouse's Benefit" means an annuity payable to a surviving spouse in accordance with Section 6.1.

1.32 "Qualified Domestic Relations Order" or "QDRO" means a domestic relations order that creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan and that otherwise meets the requirements of Code Section 414(p). As used in the preceding sentence, the term "domestic relations order" means any judgment, decree or order (including approval of a property settlement agreement) that [1] relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of the Participant, and [2] is made pursuant to a State domestic relations law (including a community property law).

1.33 "Qualified Joint and Survivor Annuity" means an annual benefit payable in equal monthly payments during the life of the Participant and, if the Participant is survived by his spouse, an annual benefit payable in equal monthly payments during the life of the spouse (after the death of the Participant) which is equal to 50% of the annual benefit provided during the life of the Participant. Monthly payments shall begin on the first day of the first month for which a payment is due and continue until the last payment due before death of the survivor of the Participant and his spouse.

1.34 "Schedule" means a schedule attached to this Plan document which provides special rules applicable to a specified group of Participants whose Accrued Benefits are determined in part with reference to service earned under this Plan before April 1, 1998, or to service earned under a different pension plan.



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 13 of April 1, 1998 Plan Restatement


1.35 "Straight Life Annuity" means an annual benefit payable in equal monthly payments during the life of the Participant only, with no survivor's benefits. Monthly payments shall begin on the first day of the first month for which a payment is due and continue until the last payment due before death of the Participant.

1.36 "Trust Agreement" means the Columbus McKinnon Corporation Master Trust Agreement effective as of April 1, 1998 by and between the Corporation and the Trustee, as it may be amended from time to time.

1.37 "Trust Fund" means the aggregate trust fund held under the Trust Agreement and allocated to this Plan.

1.38  "Trustee"   means  the  trustee(s)   under  the  Trust  Agreement  or  any
successor(s).

1.39 "Vesting Service" means the aggregate of a Participant's service determined under Section 2.2 which is taken into account in determining the Participant's vested interest in his Accrued Benefit and in determining the Participant's eligibility for an early retirement benefit.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 14 of April 1, 1998 Plan Restatement


                                   ARTICLE II

                            DETERMINATION OF SERVICE

2.1      Eligibility Service.

     (a) In General. An Employee shall be credited with a year of Eligibility Service if the Employee is credited with 1,000 Hours of Service for the 12-month period beginning on the date on which the Employee first performs an Hour of Service or the 12-month period beginning on any anniversary of that date.

     (b) Exclusion of Service Before 1-Year Break In Service. Eligibility Service shall exclude service completed before a 1-Year Break in Service to the extent provided in this Section 2.1(b).

          (1) One Year Hold-out. Service earned by an Employee before a 1- Year Break in Service shall not be taken into account for purposes of determining Eligibility Service until the Employee has completed a year of Eligibility Service after his return to service.

          (2) Rule of Parity. In the case of a Participant whose vested interest in his Accrued Benefit is zero, service earned by the Participant before any period of consecutive 1-Year Breaks in Service shall not be taken into account for purposes of determining Eligibility Service if the number of consecutive 1- Year Breaks in Service within such period equals or exceeds the greater of [1] 5, or [2] the aggregate number of years of Eligibility Service before such period of consecutive 1-Year Breaks in Service.

2.2 Vesting Service.

     (a) In General. An Employee shall be credited with one year of Vesting Service for each calendar year in which the Employee is credited with at least 1,000 Hours of Service.

     (b) Exclusion of Service Before Age 18. Vesting Service shall exclude service completed before the Employee attains age 18.

     (c) Exclusion of Service Before 1-Year Break In Service. Vesting Service shall exclude service completed before a 1-Year Break in Service to the extent provided in this Section 2.2(c).

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 15 of April 1, 1998 Plan Restatement


          (1) One Year Hold-out. Service earned by an Employee before a 1- Year Break in Service shall not be taken into account for purposes of determining Vesting Service until the Employee has completed a year of Vesting Service after his return to service.

          (2) Rule of Parity. In the case of a Participant whose vested interest in his Accrued Benefit is zero, service earned by the Participant before any period of consecutive 1-Year Breaks in Service shall not be taken into account for purposes of determining Vesting Service if the number of consecutive 1-Year Breaks in Service within such period equals or exceeds the greater of [1] five, or [2] the aggregate number of years of Vesting Service before such period of consecutive 1-Year Breaks in Service.

2.3 Benefit Service.

     (a) In General. A Participant's Benefit Service shall equal his Vesting Service, as described in Section 2.2, except that it shall exclude the service described in Section 2.3(b).

     (b) Exclusions From Benefit Service. The following Vesting Service shall be excluded from Benefit Service:

          (1) Service Completed Before Participation. Vesting Service completed by an Employee before he has become a Participant shall be excluded from Benefit Service.

          (2) Service Completed When Not an Eligible Employee. Vesting Service completed by an Employee at a time when he is not an Eligible Employee shall be excluded from Benefit Service.

          (3) Service Completed Before a Prior Distribution.

                    (A) Exclusion from Benefit Service. In the case of an Employee who receives a distribution of the Actuarial Present Value of his vested Accrued Benefit following termination of employment, and who is reemployed, Vesting Service completed before the distribution shall be excluded from Benefit Service taken into account for any subsequent benefit if: (i) the earlier distribution was involuntary and did not exceed $5,000, or (ii) the earlier distribution was voluntary and consisted of the Employee's entire vested Accrued Benefit.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 16 of April 1, 1998 Plan Restatement


                    (B) Restoration of Benefit Service.  Vesting Service that is excluded from Benefit Service under Section 2.3(b)(3)(A) shall be restored (included in Benefit Service) if: (i) the earlier distribution was less than the Actuarial Present Value of the Employee's entire Accrued Benefit, (ii) the Employee resumes participation in the Plan after the earlier distribution, and
               (iii) the Employee repays the earlier distribution as provided in Code Section 411(a)(7)(C).

     (c) Partial Years of Benefit Service. An Employee shall be credited with one-twelfth of a year of Benefit Service for each month during a calendar year for which the Employee is an Active Participant for 15 or more days, provided that the Employee works during such month on a schedule such that the Employee would earn more than 1,000 Hours of Service during the calendar year if the Employee worked during the entire year.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 17 of April 1, 1998 Plan Restatement


                                   ARTICLE III

                                  PARTICIPATION

3.1 Commencement of Participation.

     (a) Participants on March 31, 1998. Each Eligible Employee who was a Participant in the Plan on March 31, 1998 shall continue to be a Participant in the Plan on and after April 1, 1998.

     (b) New Participants. Each Eligible Employee who was not a Participant on March 31, 1998 shall automatically become a Participant effective as of the first day of the month coinciding with or next following the date he has both attained age 21 and completed one year of Eligibility Service, provided, however, that if such person is not an Eligible Employee on such date, then he shall become a Participant on the date on which he next completes an Hour of Service as an Eligible Employee.

     (c) Authorized Absence. If an Employee is on Authorized Absence or is otherwise absent from service for any reason except termination of employment at the time he would otherwise become a Participant, he shall automatically become a Participant on the first day of the month coinciding with or next following the date of his return to active service as an Eligible Employee.

3.2 Participation Upon Reemployment.

     (a) Reemployment After Satisfying Eligibility Requirements. If a person ceases to be an Employee after he has completed one year of Eligibility Service, and he is subsequently reemployed, he shall become a Participant on the later of [1] date on which he next performs an Hour of Service as an Eligible Employee, or [2] the date on which he would have become a Participant under Section 3.1 but for his having ceased to be an Employee.

     (b) Reemployment Before Satisfying Eligibility Requirements. If a person ceases to be an Employee before he has completed one year of Eligibility Service, and he is subsequently reemployed, he shall become a Participant on the date provided in Section 3.1.

     (c) Application of Break in Service Rules. In determining whether a reemployed Employee has completed a year of Eligibility Service, the Break in Service rules set forth in Section 2.1(b) are applicable.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 18 of April 1, 1998 Plan Restatement


3.3 Cessation Of Participation.

     (a) When Participation Shall Cease. A person shall cease to be a Participant on the later of:

          (1) the date the person ceases to be an Employee, or

          (2) the date the persons's Accrued Benefit shall have been distributed
     in  full  in  accordance   with  the  terms  of  the  Plan  (including  any
     distribution of annuity contracts upon termination of the Plan).

     (b) Nonvested Participants. A person whose vested interest in his Accrued Benefit is zero and who is deemed to receive an automatic cash-out of his Accrued Benefit in accordance with Section 5.4 shall cease to be a Participant on the date he ceases to be an Employee.

     (c) Service Other Than As An Eligible Employee. If a person ceases to be an Eligible Employee but continues to be an Employee:

          (1) Vesting Service. He will continue to earn Vesting Service.

          (2) Benefit Service. He will cease to earn Benefit Service; however, if he again becomes an Eligible Employee, he will resume earning Benefit Service.

          (3) Eligibility for Benefits. He will be eligible for a retirement benefit under Article IV or a preretirement spouse's benefit under Article VI if he qualifies for the benefit on the basis of his total Vesting Service, but the benefit will be calculated on the basis of his Final Average Earnings and Benefit Service determined as of the date he ceased to be an Eligible Employee.

3.4 Information to be Furnished. Each person entitled to benefits under the Plan must furnish to the Committee such documents, evidence, or information as it considers necessary or desirable for the purpose of administering the Plan, or to protect the Committee, the Trustee or the Employer; and it shall be a condition of the Plan that each such person must furnish such information promptly and sign such documents before any benefits become payable under the Plan.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 19 of April 1, 1998 Plan Restatement


                                   ARTICLE IV

                               RETIREMENT BENEFITS

4.1 Normal Retirement Benefit.

     (a) Eligibility for Benefit. A Participant who attains Normal Retirement Age while he is an Employee shall have a fully vested right to a normal retirement benefit described in Section 4.1(b).

     (b) Description of Benefit. A Participant's normal retirement benefit shall be an annual benefit commencing on the Participant's Normal Retirement Date and payable in the form of a Straight Life Annuity in the amount determined under
Section 4.1(c), or payable in a different form in a reduced amount as provided under Section 5.2.

     (c) Amount of Benefit. The Participant's normal retirement benefit shall be equal to the sum of [1] his "base benefit" determined under Section 4.1(c)(1), and [2] his "excess benefit" determined under Section 4.1(c)(2).

          (1) Base Benefit. A Participant's "base benefit" is 1.00 percent of the Participant's Final Average Earnings multiplied by his years of Benefit Service (not to exceed 35 years).

          (2) Excess Benefit. A Participant's "excess benefit" is 0.50 percent of the Participant's Final Average Earnings in excess of his Covered Compensation (determined as of the last day of the Benefit Service taken into account in determining the benefit) multiplied by his years of Benefit Service (not to exceed 35 years).

     (d) Overall Permitted Disparity Limits. In determining the normal retirement benefit of a Participant under this Section 4.1 and any applicable Schedule, the overall permitted disparity limits set forth in Treasury Regulation Section 1.401(l)-5 shall be applied. In the event that the applicable overall permitted disparity limit would be exceeded for any Participant who is not a Highly Compensated Employee for a Plan Year beginning after March 31, 1998, the percent of the Participant's Final Average Earnings taken into account under Section 4.1(c)(1) in determining the Participant's benefit accrual for such Plan Year shall be increased from 1.00 percent to an amount (not exceeding
1.50 percent) at which the overall permitted disparity limit is no longer exceeded.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 20 of April 1, 1998 Plan Restatement


     (e) Benefit Not Less Than Immediate Early Retirement Benefit. Notwithstanding the foregoing provisions of this Section 4.1, if the immediate early retirement benefit that the Participant could have received pursuant to another section of this Article IV is greater than his normal retirement benefit as computed above (for reasons other than increases in Social Security Benefits or Covered Compensation occurring between such earlier retirement date and his Normal Retirement Date), then his normal retirement benefit shall be no less than such immediate early retirement benefit.

     (f) Benefit Accrued on March 31, 1998. The Accrued Benefit of a Participant determined on and after April 1, 1998 shall not be less than the Accrued Benefit of the Participant determined as of March 31, 1998 under the terms of the Plan in effect on that date.

4.2 Late Retirement Benefit.

     (a) Eligibility For Benefit. A Participant who continues to be an Employee after attaining his Normal Retirement Age may retire after his Normal Retirement Date, on the first day of any month following receipt by the Committee of an application therefor executed by the Participant, and receive a late retirement benefit described in Section 4.2(b).

     (b) Description of Benefit. A late retirement benefit shall be an annual benefit commencing as of the Participant's actual retirement date (or as of his required distribution date determined under Section 5.5 unless the Participant makes an election under Section 5.5(b)), payable in the form of a Straight Life Annuity in the amount determined under Section 4.1, or payable in a different form and amount determined under Section 5.2, but based on the Participant's Final Average Earnings and Benefit Service determined as of the date of his actual retirement. A late retirement benefit shall not be less than the Participant's normal retirement benefit determined as of his Normal Retirement Date.

     (c) Actuarial Adjustment. A late retirement benefit shall be increased for each month ending after the Participant's Normal Retirement Date and before his actual retirement date so that the late retirement benefit is the Actuarial Equivalent of the same benefit paid beginning on the Participant's Normal
Retirement Date. Notwithstanding the preceding sentence, a late retirement benefit shall not be actuarially increased for any month ending before April 1st of the calendar year following calendar year in which the Participant attains age 70 1/2 if such month constitutes a month of "suspension service" as defined in Section 5.7(c)(2).

4.3 62/25 Early Retirement Benefit.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 21 of April 1, 1998 Plan Restatement


     (a) Eligibility For Benefit. A Participant who attains age 62 while an Employee and who completes 25 or more years of Vesting Service may retire prior to his Normal Retirement Date, on the first day of any month following receipt by the Committee of an application therefor executed by the Participant, and receive a 62/25 early retirement benefit described in Section 4.3(b).

     (b) Description of Benefit. A 62/25 early retirement benefit shall be an annual benefit commencing as of the Participant's actual retirement date, payable in the form of a Straight Life Annuity in the amount determined under
Section 4.1, or payable in a different form and amount determined under Section 5.2, but based on the Participant's Final Average Earnings and Benefit Service determined as of the date of his actual retirement.

4.4 55/15 Early Retirement Benefit.

     (a) Eligibility For Benefit. A Participant who attains age 55 while an Employee and who completes 15 or more years of Vesting Service may retire prior to his Normal Retirement Date, on the first day of any month following receipt by the Committee of an application therefor executed by the Participant, and receive a 62/25 early retirement benefit described in Section 4.4(b).

     (b) Description of Benefit. A 55/15 early retirement benefit shall be an annual benefit commencing as of the Participant's actual retirement date, payable in the form of a Straight Life Annuity in the amount determined under
Section 4.1, or payable in a different form and amount determined under Section 5.2, but based on the Participant's Final Average Earnings and Benefit Service determined as of the date of his actual retirement. The benefit described in the preceding sentence shall be reduced for each month that the Participant's Annuity Starting Date precedes his Normal Retirement Date at the rate of 5/12 percent for per month.

4.5 55/5 Early Retirement Benefit.

     (a) Eligibility For Benefit. An Employee may retire on the first day of any month following his attainment of age 55 and completion of 5 years of Vesting Service, and receive an early retirement benefit described in Section 4.5(b).

     (b) Description of Benefit. A 55/5 early retirement benefit shall be an annual benefit commencing as of the Participant's actual retirement date, payable in the form of a Straight Life Annuity in the amount determined under
Section 4.1, or payable in a different form and amount determined under Section 5.2, but based on the Participant's Final Average Earnings and Benefit Service determined as of the date of his actual retirement. The benefit described in the



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 22 of April 1, 1998 Plan Restatement


preceding sentence shall be reduced so that it is the Actuarial Equivalent of the Participant's Normal Retirement Benefit.

4.6 Deferred Vested Benefit.

     (a) Eligibility for Benefit. A Participant who has completed at least 5 years of Vesting Service shall have a fully vested and nonforfeitable interest in his Accrued Benefit and, if he ceases to be an Employee prior to his Normal Retirement Date, shall have a right to a deferred vested benefit described under
Section 4.6(c).

     (b) Eligibility for Benefit. A Participant who has completed at least 5 years of Vesting Service shall have a fully vested and nonforfeitable interest in his Accrued Benefit and, if he ceases to be an Employee before becoming eligible for a benefit under any prior section of this Article IV, shall have a right to a deferred vested benefit described under Section 4.6(c).

     (c) Description of Benefit. A deferred vested benefit shall be an annual benefit commencing as of the Participant's Normal Retirement Date, payable in the form of a Straight Life Annuity in the amount determined under Section 4.1, or payable in a different form and amount determined under Section 5.2, but based on the Participant's Final Average Earnings and Benefit Service determined as of the date of his termination of employment. In lieu of the deferred benefit, the Participant may elect by notice filed with the Committee that his vested benefit be paid as a reduced benefit, that is the Actuarial Equivalent of the deferred benefit, commencing the first day of any month which is subsequent to his attainment of age 55 and which occurs 90 or more days after the filing of such notice.

4.7 Offset By Benefits Under Other Plans.

     (a) Offset  Required.  Notwithstanding  the  foregoing  provisions  of this
Article IV, any benefit payable under the Plan with respect to a Participant whose Benefit Service includes service taken into account in determining a benefit under another qualified defined benefit plan (including any plan that has been terminated) or a foreign plan (provided the benefits thereunder are reasonably expected to be paid), to which the Corporation or any current or prior Affiliate has made contributions, shall be reduced by the actuarial value of the benefit paid or payable under the other plan that is attributable to the same service.

     (b) Method For Determining Offset. The amount of any reduction required under Section 4.7(a) shall be determined by the Committee on the basis of rules uniformly applied to similarly situated Participants and shall be determined with


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 23 of April 1, 1998 Plan Restatement


reference to the benefit payable under this Plan and such other plan at Normal Retirement Age.

     (c) Application of Section. This Section 4.7 shall be construed so as to give effect to its intent which is to avoid having the Corporation or an Affiliate pay a double benefit, whether directly or indirectly, with respect to the same service.

4.8 Qualified Domestic Relations Order. Notwithstanding the foregoing provisions of this Article IV, any benefit payable under the Plan with respect to a Participant shall be adjusted by the Committee as may be appropriate to reflect the Actuarial Equivalent value of the benefit or the value of rights in the Participant's benefit awarded to an alternate payee under the provisions of a Qualified Domestic Relations Order. The Committee shall establish reasonable procedures for determining the qualified status of domestic relations orders and for otherwise dealing with such orders.

4.9 No Other Benefits. No benefits are payable under the Plan except [1] as provided in this Article IV with respect to Participants, [2] as provided in
Article VI with respect to spouses of deceased Participants, and [3] as may be provided in any Schedule attached to and made a part of the Plan with respect to participants in other employer-sponsored retirement plans that have been merged into the Plan.



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
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                                    ARTICLE V

                               PAYMENT OF BENEFIT


5.1 Commencement of Benefit.

     (a) Earliest Commencement Date. The payment of a benefit under the Plan shall commence no sooner than the first day of the first calendar month after each of the following requirements has been satisfied:

          (1) Eligibility for Benefit. The Participant has met the eligibility requirements for the benefit set forth in Article IV.

          (2) Termination of Employment. The Participant has ceased to be an Employee (except as provided in Section 5.5 concerning required minimum distributions).

          (3) Application for Benefit. The Participant has submitted a properly completed application for the benefit to the Committee, together with such other information and proofs as the Committee may require, within the 90 day period ending on the Annuity Starting Date.

     (b) Latest Commencement Date. The payment of a benefit under the Plan shall commence no later than the 60th day after the close of the Plan Year in which occurs the latest of the following: [1] the Participant's attainment of Normal Retirement Age; [2] the 10th anniversary of the year in which the Participant commenced participation in the Plan; or [3] the date on which the Participant ceases to be an Employee.

     (c) Required Notices and Consents.

          (1) Notice Concerning Optional Forms of Benefit. In any case where the Actuarial Present Value of the Participant's Accrued Benefit exceeds $5,000, the benefit shall not be paid unless, at least 30 days and not more than 90 days before the Annuity Starting Date, the Participant receives from the Committee the notice described in Section 5.2(d) concerning the Participant's right to elect an optional form of benefit.

               (A) Election to Shorten Notice Period. A Participant may be given the notice described in Section 5.2(d) (concerning the right to elect an optional form of benefit) within 30 days before his Annuity


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 25 of April 1, 1998 Plan Restatement


          Starting Date, provided that [1] the Participant (and his spouse, if any) is advised in writing of his right to a 30-day notice period, [2] the Participant (and his spouse, if any) consents in writing to a shorter period, and [3] benefit distributions commence more than 7 days after the notice is given.

               (B) Election to Eliminate Notice Period. Alternatively, a Participant may be given the notice described in Section 5.2(d) after his Annuity Starting Date, provided that the Participant is permitted to make or change an election within the 30-day period following the date on which the notice is given.

          (2) Notice for "Eligible Rollover Distribution". In any case where the benefit constitutes an "eligible rollover distribution" (as defined in
     Section 5.6), the benefit shall not be paid until the Participant receives the written explanation described in Section 5.6(c) concerning the Participant's right to a direct rollover. The written explanation shall be furnished at least 30 and not more than 90 days before the Annuity Starting Date. A Participant may be given the notice described in Section 5.6(c) within 30 days before his Annuity Starting Date, provided that the Participant is given written information clearly indicating that he may take up to 30 days to decide whether to elect a direct rollover.

          (3) Consent to Payment Before Normal Retirement Age. No benefit shall be paid to a Participant before he attains his Normal Retirement Age if the Actuarial Present Value of his vested Accrued Benefit exceeds $5,000 unless the Participant [1] receives the notice described in Section 5.1(c)(3)(A) at least 30 days and not more than 90 days before the Annuity Starting Date, and [2] consents to such payment in writing during the 90 day period ending on the Annuity Starting Date.

               (A)  Notice  Required  For  Consent.  The notice  required  under
          Section 5.1(c)(3) shall [1] advise the Participant of his right to defer commencement of benefits until he attains his Normal Retirement Age, and [2] include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3).

               (B) Election to Shorten Notice Period. A Participant may be given the notice described in Section 5.1(c)(3)(A) within 30 days before his Annuity Starting Date, provided that the Participant is given written


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 26 of April 1, 1998 Plan Restatement


          information clearly indicating that he may take up to 30 days to decide whether to consent to an immediate distribution.

5.2 Form of Benefit.

     (a) In General. Any retirement benefit payable under the Plan shall be paid in the applicable normal form described in Section 5.2(b) unless the Participant elects an optional form of benefit described in Section 5.2(c) and the election is in effect on the Annuity Starting Date. The election of an optional form of benefit must comply with the election procedures set forth in Section 5.2(d) and the spousal consent requirement set forth in Section 5.2(e). An optional form of benefit is subject to the special rules set forth in Section 5.2(f).

     (b) Normal Form of Benefit. The following are the normal forms of benefit provided under the Plan:

          (1) Married Participants. If the Participant is married on the Annuity Starting Date, his normal form of benefit shall be a Qualified Joint and Survivor Annuity. The annual benefit provided under the Qualified Joint and Survivor Annuity during the life of the Participant shall be determined by multiplying the Participant's benefit determined as a Straight Life Annuity under Article IV by the appropriate "Actuarial Equivalent Factor" determined under Table 1 in Appendix A.

          (2) Unmarried Participants. If the Participant is not married on the Annuity Starting Date, his normal form of benefit shall be a benefit determined as a Straight Life Annuity under Article IV.

     (c) Optional Forms of Benefit. The following are the optional forms of benefit available under the Plan:

          (1) Option 1 -- 50% Joint and Survivor. A modified annual benefit payable in equal monthly payments during the Participant's life and, if the Participant is survived by his designated Beneficiary, an annual benefit payable in equal monthly payments during the life of the Beneficiary (after the death of the Participant) which is equal to 50% of the annual benefit provided during the life of the Participant. The modified annual benefit provided during the life of the Participant shall be determined by multiplying the benefit determined as a Straight Life Annuity under Article IV by the appropriate "Actuarial Equivalent Factor" determined under Table 1 in Appendix A.



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 27 of April 1, 1998 Plan Restatement


          (2) Option 2 -- 66-2/3% Joint and Survivor. A benefit similar to the 50% Joint and Survivor benefit described as Option 1, except that the survivor annuity is equal to 66-2/3% of the annuity payable to the Participant.

          (3) Option 3 -- 100% Joint and Survivor. A benefit similar to the 50% Joint and Survivor benefit described as Option 1, except that the survivor annuity is equal to 100% of the annuity payable to the Participant.

          (4) Option 4 -- Ten Year Certain and Life. A modified annual benefit payable in equal monthly payments during the Participant's life with the provision that, if he does not live to receive at least 120 monthly payments, the balance of such payments shall be made to the Beneficiary designated by him or, if the Beneficiary predeceases him, the Actuarial Present Value of the remaining payments shall be paid to his estate. If the Beneficiary survives the Participant but dies before all 120 monthly payments have been made, the Actuarial Present Value of the remaining payments shall be paid to the Beneficiary's designated beneficiary or, if none, to the Beneficiary's estate. The modified annual benefit shall be determined by multiplying the benefit determined as a Straight Life Annuity under Article IV by the appropriate "Actuarial Equivalent Factor" determined under Table 2 in Appendix A.

          (5) Option 5 -- Straight Life Annuity. A benefit determined as a Straight Life Annuity under Article IV.

     (d) Election Procedures. An election of an optional form of benefit shall comply with the following election procedures:

          (1) Notice of Right to Make Election. The Committee shall give a Participant notice of his right to waive the normal form of benefit and elect an optional form of benefit at least 30 but not more than 90 days before the Annuity Starting Date.

          (2) Contents of Notice. The notice referred to in Section 5.2(d)(1) shall be in writing and shall:

               (A) explain the terms and conditions of the normal form of benefit and each optional form of benefit;

               (B)   include  an  estimate   of  the   relative   value  of  the
          Participant's monthly payment in the normal form and each optional form;

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 28 of April 1, 1998 Plan Restatement


               (C) describe the Participant's right to make, and the effect of, an election under this Section 5.2(d);

               (D) describe the requirement that the Participant's spouse consent to the election in accordance with Section 5.2(e); and

               (E) describe the Participant's right to make, and the effect of, a revocation of his election.

          (3) Manner of Election. An election under this Section 5.2(d) shall be made on a form prescribed for that purpose by the Committee, executed by the Participant, and submitted to the Committee during the 90 day period ending on the Annuity Starting Date, but not submitted before the Participant has been given the notice described in Section 5.2(d)(1). The election shall specify the optional form of benefit and the Beneficiary, if any, designated by the Participant and such other information as the Committee may require.

          (4) Revocation of an Election. An election may be revoked in writing, executed by the Participant, and submitted to the Committee on or before the Annuity Starting Date. A revocation shall have the effect of reinstating the normal form of benefit. However, the Participant may make a new election in accordance with this Section 5.2(d). An election cannot be revoked after the Annuity Starting Date.

     (e) Spousal Consent Requirement. An election of an optional form of benefit under Section 5.2(d) (other than Option 1, Option 2 or Option 3 with his spouse as sole primary Beneficiary) shall not be valid in the case of a Participant who is married on his Annuity Starting Date unless his spouse consents to the election in accordance with the procedures set forth in this Section 5.2(e).

          (1) Form of Consent. A spouse's consent shall:

               (A) be made in writing on a form prescribed by the Committee;

               (B) specify the optional form of benefit;

               (C)  specify  the   Beneficiary,   if  any,   designated  by  the
          Participant (and in the case of Option 4, specify whether the Participant is permitted to change Beneficiaries);

               (D) acknowledge the effect of the election; and

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 29 of April 1, 1998 Plan Restatement


               (E) be witnessed by a Plan representative or notary public.

          (2) Effect of Consent. A spouse's consent shall be irrevocable but shall apply only with respect to the spouse who gave the consent and shall apply only with respect to the specific optional form of benefit and the specific Beneficiary described in the consent.

          (3) When Spousal Consent Is Unnecessary. No consent shall be required under this Section 5.2(e) if it is established to the satisfaction of the Committee that there is no spouse or that the spouse cannot be located, or because of such other circumstances as may be prescribed in Treasury Regulations. No consent shall be required in order for the Participant to revoke an election. In addition, no consent shall be required in the case of an election of Option 1, Option 2 or Option 3 if the Participant's spouse is the designated Beneficiary.

     (f) Special Rules Governing Optional Forms of Benefits. The following special rules shall apply if the Participant elects an optional form of benefit:

          (1) Minimum Distribution Incidental Benefit Requirement. If the Beneficiary under an optional form of benefit is not the Participant's spouse, and the Beneficiary is 10 years or more younger than the Participant, the amount payable under the optional form of benefit to the Beneficiary shall be reduced (and the amount payable to the Participant correspondingly increased) in accordance with the table set forth in Q/A-6(b) of Proposed Treasury Regulation Section 1.401(a)(9)-2 or any successor thereto.

          (2) Death of Beneficiary Before Annuity Starting Date. If the Participant elects Option 1, Option 2 or Option 3 and the designated Beneficiary dies before the Annuity Starting Date, the election shall be void and the Participant shall receive his benefit in the applicable normal form under Section 5.2(b) unless the Participant makes a new election on or before the Annuity Starting Date.

          (3) Right to Change Beneficiary under Option 4. A Participant who has elected Option 4 may change his Beneficiary designation at any time before his death by filing a new designation with the Committee, provided, however, that if he was married on his Annuity Starting Date, his spouse must have consented at that time to new Beneficiary designations without further consent.



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 30 of April 1, 1998 Plan Restatement


5.3 Effect of the Death of the Participant.

     (a) Death Before Annuity Starting Date. If a Participant dies before his Annuity Starting Date, no benefit shall be paid under the Plan with respect to the Participant except as may be provided under Article VI (concerning preretirement spouse's benefits).

     (b) Death On or After Annuity Starting Date. If a Participant dies on or after his Annuity Starting Date, no further benefit shall be paid under the Plan with respect to the Participant except for such survivor benefit as may be payable in accordance with the form in which the benefit was being paid prior to the Participant's death.

5.4 Automatic Cash-out of Benefit Not Exceeding $5,000.

     (a) Automatic Cash-out Required. Notwithstanding any other provision in the
Plan:

          (1) Distribution. If the Actuarial Present Value of a Participant's vested Accrued Benefit payable to him hereunder is $5,000 or less, the Plan shall pay the Participant the Actuarial Present Value in a lump sum as soon as practicable after the Participant ceases to be an Employee. No consent of either the Participant or his spouse shall be required for such payment. However, no such payment shall be made after the Annuity Starting Date.

          (2) Deemed Distribution. If a Participant ceases to be an Employee when his vested Accrued Benefit is zero, the Participant's vested Accrued Benefit shall be deemed to be paid to him immediately upon his ceasing to be an Employee.

     (b) Effect of Payment. The actual or deemed payment of a Participant's vested Accrued Benefit pursuant to this Section 5.4 shall be in full satisfaction of all the Participant's rights under the Plan and his participation in the Plan shall cease. Except as provided in Section 5.4(c), Benefit Service taken into account in determining the Participant's vested
Accrued Benefit shall be excluded in determining any future benefit if the Participant is reemployed and again participates in the Plan.

     (c) Repayment Following Deemed Distribution. If a Participant with a vested Accrued Benefit of zero is deemed to receive a payment of his benefit pursuant to this Section and he again completes an Hour of Service as an Employee before he incurs 5 consecutive 1-Year Breaks in Service, he shall be deemed to have repaid his benefit immediately upon his return to service and his Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefit) shall be restored.


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 31 of April 1, 1998 Plan Restatement


5.5 Required Minimum Distributions.

     (a) General Rule. Payment of a Participant's benefit shall commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2. Benefits payable during any calendar year following the calendar year in which the Participant attains age 70-1/2 and before actual retirement shall be recomputed as of the first day of such calendar year and shall be increased (but not decreased) to reflect any additional year of Benefit Service completed during the immediately preceding calendar year.

     (b) Election To Defer Benefits. Notwithstanding Section 5.5(a), a Participant who is not a "5-Percent Owner" and who continues to be an Employee after attaining age 70-1/2 may elect to defer the commencement of benefits until the he ceases to be an Employee. The election shall be made at the time and in the manner determined by the Committee. The benefit payable to the Participant upon actual retirement shall be determined under Section 4.2. For purposes of this Section 5.5(b), a Participant is a "5-percent owner" if he is a 5-percent owner of the Corporation or any Affiliate within the meaning of Code Section 416(i) at any time during the Plan Year ending with the calendar year in which he attains age 66-1/2 or any subsequent Plan Year.

     (c) Required Distributions. Notwithstanding any other provision in this Plan, all distributions under the Plan shall be made in accordance with Code
Section 401(a)(9) (concerning required distributions) and the Treasury Regulations issued thereunder, including the minimum distribution incidental benefit requirements set forth in Proposed Treasury Regulation Section
1.401(a)(9)-2 (or any successor section). Code Section 401(a)(9) and the regulations thereunder shall supersede any distribution option or benefit deferral provision under the Plan that is inconsistent therewith.

5.6 Eligible Rollover Distributions.

     (a) Definitions. For purposes of this Section 5.6, the following terms shall have the following meanings:

          (1) "Eligible Rollover Distribution." An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not included


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 32 of April 1, 1998 Plan Restatement


     in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (2) "Eligible Retirement Plan." An "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to a surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (3) "Distributee." A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or surviving spouse.

          (4) "Direct Rollover." A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

     (b) Application of Section. Notwithstanding any provision in the Plan to the contrary that would otherwise limit a distributee's election under this
Section 5.6, a distributee may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an eligible rollover distribution paid in a direct rollover directly to an eligible retirement plan specified by the distributee, provided that the eligible rollover distribution or portion thereof is at least equal to the minimum amounts specified in Treasury Regulations.

     (c) Written Explanation Required. The Committee shall furnish to each distributee who is entitled to an eligible rollover distribution a written explanation describing the distributee's right to elect a direct rollover, the federal income tax withholding rules applicable if the distributee does not elect a direct rollover, and such other information as may be required under
Section 402(f) of the Code. The written explanation shall be furnished at least 30 days but no more than 90 days before the Annuity Starting Date.

     (d) Requirements for Election. Any direct rollover election shall be made on a form prescribed for that purpose by the Committee, shall advise the Committee of the name of the eligible retirement plan to which the direct rollover is to be made, shall include a representation by the distributee that the recipient plan is an eligible


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 33 of April 1, 1998 Plan Restatement


retirement plan, and shall include such additional information as may be needed by the Committee to effect the direct rollover. An election made with respect to the first of a series of eligible rollover distributions shall be deemed to have been made with respect to each subsequent distribution in the series until a different election is filed with the Committee.

     (e) No Obligation To Determine Status Of Recipient Plan. No fiduciary or other person acting on behalf of the Plan shall have any obligation to determine whether the recipient plan identified in a distributee's direct rollover election is in fact an eligible retirement plan.

5.7 Reemployment of Retired or Vested Participants.

     (a) Reemployment Before Annuity Starting Date. In the event that a former Employee is reemployed before his Annuity Starting Date, the following rules apply:

          (1) Continued Earning of Service. The Employee shall continue to earn Vesting Service and Benefit Service to the extent provided in Article II.

          (2) Deferral of Benefit. No retirement benefit shall be paid to the Employee until he retires or is otherwise eligible for a benefit under
     Article IV.

          (3) Amount of Benefit upon Subsequent Retirement. Upon the subsequent retirement of the Employee, the amount of his benefit shall be determined under Section 5.7(d).

          (4) Form of Benefit upon Subsequent Retirement. Upon subsequent retirement, the Employee shall have an Annuity Starting Date and his entire benefit shall be payable in the form determined under Section 5.2 with respect to the Annuity Starting Date.

          (5) Death During Period Of Reemployment. If the Employee dies during the period of reemployment, no benefit shall be paid with respect to the Employee except as provided in Article VI (concerning preretirement spouses' benefits).

          (6) Automatic Cash-outs. A former Employee who has received an automatic cash-out under Section 5.4 shall not be deemed to have begun to receive his benefit for purposes of this Section 5.7 and if such former Employee is reemployed he shall be subject to the rules of this Section 5.7(a).



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 34 of April 1, 1998 Plan Restatement


     (b) Reemployment After Annuity Starting Date: Benefit Commenced Before Normal Retirement Date. In the event that a former Employee is reemployed after his Annuity Starting Date, and his Annuity Starting Date occurred before his Normal Retirement Date, the following rules apply:

          (1) Continued Earning of Service. The Employee shall continue to earn Vesting Service and Benefit Service to the extent provided in Article II.

          (2) Cancellation of Current Benefit. The retirement benefit previously commenced and any optional form of benefit that the Employee may have elected shall be canceled.

          (3) Amount of Benefit upon Subsequent Retirement. Upon the subsequent retirement of the Employee, the amount of his benefit shall be determined under Section 5.7(d).

          (4) Form of Benefit upon Subsequent Retirement. Upon subsequent retirement, the Employee shall have a new Annuity Starting Date and his entire benefit shall be payable in the form determined under Section 5.2 with respect to the new Annuity Starting Date.

          (5) Death During Period Of Reemployment. If the Employee dies during the period of reemployment, no further benefit shall be paid with respect to the Employee except as may be provided in Article VI (concerning preretirement spouse's benefit).

     (c) Reemployment After Annuity Starting Date: Benefit Commenced On or After Normal Retirement Date. In the event that a former Employee is reemployed after his Annuity Starting Date, and his Annuity Starting Date occurred on or after his Normal Retirement Date, the following rules apply:

          (1) Continued Earning of Service. The Employee shall continue to earn Vesting Service and Benefit Service to the extent provided in Article II.

          (2) Forfeiture or Deferral of Payments. Until the Employee again retires, his monthly benefit payments shall be forfeited for months constituting months of suspension service, and shall be deferred until he again retires for months not constituting months of suspension service. Notwithstanding the preceding sentence, no forfeiture shall occur with respect to a month ending after April 1st of the calendar year following calendar year in which the Participant attains age 70-1/2 regardless of whether such month constitutes a month of suspension service.


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 35 of April 1, 1998 Plan Restatement


               (A) Meaning of "Forfeited." If a monthly retirement payment is "forfeited" within the meaning of this Section 5.7(c)(2), the payment is not made and subsequent payments are not increased to reflect the amount of the forfeited payment.

               (B) Meaning of "Deferred." If a monthly retirement payment is "deferred" within the meaning of this Section 5.7(c)(2), the payment is not made but subsequent payments are increased by the Actuarial Equivalent of the deferred payment.

               (C) Meaning of "Suspension Service." For purposes of this Section 5.7(c)(2), a month of "suspension service" is a calendar month in which the Employee completes 40 or more Hours of Service, provided, however, that a month shall not constitute a month of "suspension service" unless the Employee has been given the notice described in Department of Labor Regulation ss.2530.203-3(b)(4) on or before the last day of the month.

          (3) Resumption of Payments. The Employee's monthly retirement payments shall resume no later than the third month after the month in which he again retires. The payments shall be adjusted, if necessary, to recover monthly retirement payments erroneously made after the Employee's return to service, in compliance with Department of Labor Regulation ss.2530.203-3, in a consistent and nondiscriminatory manner.

          (4) Amount of Benefit upon Subsequent Retirement. Upon the subsequent retirement of the Employee, the amount of his benefit shall be determined in accordance with Section 5.7(d).

          (5) Form of Benefit upon Subsequent Retirement. The Employee's entire benefit shall continue to be paid in the form determined under Section 5.2 with respect to his Annuity Starting Date which occurred on or after his Normal Retirement Date but prior to his reemployment.

          (6) Death During Period Of Reemployment. If the Employee dies during the period of reemployment, no further benefit shall be payable with respect to the Employee except for such survivor benefit, if any, payable to the Employee's spouse or other Beneficiary in accordance with the form in which the Employee's benefit was being paid prior to his reemployment.

     (d) Retirement Benefits Payable to Reemployed Employees.



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 36 of April 1, 1998 Plan Restatement


          (1) In General. The benefit of an Employee who is reemployed within the meaning of this Section 5.7 shall be determined in the manner provided in the applicable section under Article IV but subject to the additional rules in this Section 5.7(d).

          (2) Separate Computations For Separate Periods Of Employment. Except as provided in Section 5.7(d)(3), the Employee's retirement benefit attributable to Benefit Service earned before and after reemployment shall be separately determined in accordance with this Section 5.7(d)(2):

               (A) Benefit Attributable to Pre-Reemployment Service. The portion of the benefit attributable to the Employee's Benefit Service earned during the period ending most immediately prior to the date of his reemployment shall be based upon his Benefit Service, Final Average Earnings, Covered Compensation and the terms of the Plan in effect as of the last date of such period.

               (B) Benefit Attributable to Post-Reemployment Service. The portion of the retirement benefit attributable to the Employee's Benefit Service earned during the period beginning on the date of his reemployment and ending on the date of he again ceases to be an Employee shall be based upon his Benefit Service, Final Average Earnings, Covered Compensation and the terms of the Plan in effect as of the last date of such period.

          (3) Single Computation For Separate Periods Of Employment. Notwithstanding Section 5.7(d)(2), if the Employee earns at least 10 additional years of Benefit Service after being reemployed, or has at least 30 years of Vesting Service (taking into account all periods of such Service), or resumes earning Vesting Service within 24 months following his last period of employment, his retirement benefit shall be determined on the basis of his Benefit Service earned both before and after the date of his reemployment, and on the basis of his Final Average Earnings and terms of the Plan in effect as of the date on which he again ceases to be an Employee. Notwithstanding the preceding sentence, the benefit of a reemployed Employee shall not be less than the benefit determined as of his last date of employment during the period ending most immediately prior to the date of his reemployment.

          (4) Adjustment For Prior Payments. The benefit of an Employee whose previous benefit was canceled in accordance with Section 5.7(b)(2) shall be actuarially reduced to reflect the value of any retirement benefit payments actually made from the Plan prior to reemployment.


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 37 of April 1, 1998 Plan Restatement


5.8 Claims Procedures. The Committee shall establish and maintain reasonable claims procedures with respect to each type of benefit under the Plan, which procedures shall advise Participants and Beneficiaries of the method for applying for benefits and shall include procedures for review of any benefit calculation, for written notice to the claimant in the event a claim is denied in whole or in part, and for the review by the Committee of claims denied in whole or in part.



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 38 of April 1, 1998 Plan Restatement


                                   ARTICLE VI

                         PRERETIREMENT SPOUSE'S BENEFIT

6.1 Preretirement Spouse's Benefit.

     (a) Eligibility for Benefit. The spouse of a Participant shall be entitled to a Preretirement Spouse's Benefit determined under this Section 6.1 if each of the following conditions are met:

          (1) The Participant dies before his Annuity Starting Date.

          (2) The Participant has completed 5 or more years of Vesting Service, or the Participant is otherwise vested in his Accrued Benefit.

          (3) The spouse is married to the Participant on the date of his death.

          (4) The spouse has been married to the Participant for at least one year, however, this condition is waived if the Participant dies after retiring with entitlement to a 55/5 early retirement benefit described in
     Section 4.5.

          (5) The spouse is living on the date the benefit commences.

     (b) Amount of Benefit. A Preretirement Spouse's Benefit shall be an annual benefit, payable in equal monthly payments during the life of the spouse, with the first payment due as of the applicable date provided in Section 6.1(c) and the last payment due as of the first day of the month in which the spouse dies. The annual benefit shall be an amount equal to the survivor benefit that the spouse would have received under a Qualified Joint and Survivor Annuity if the Participant had separated from service on the date of his death (or his actual date of separation from service, if earlier), survived to the day before the benefit is to commence, begun receiving a retirement benefit in the form of Qualified Joint and Survivor Annuity, and died on the next day.

     (c) When Benefit Commences. A Preretirement Spouse's Benefit shall commence on the applicable date provided in this Section 6.1(c):

          (1) Participant Dies After Normal Retirement Age. If the Participant dies after attaining his Normal Retirement Age, the benefit shall commence as of the first day of the month following his death.

          (2) Participant Dies Before Attaining Normal Retirement Age. If the Participant dies before attaining his Normal Retirement Age, the benefit shall


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 39 of April 1, 1998 Plan Restatement


     commence as of the first day of the month following the later of [1] the date of the Participant's death, or [2] the date on which the Participant would have attained age 55, unless the spouse elects to receive an increased benefit commencing as of a later date. The spouse may elect to have the benefit commence as of the first day of any month following the date determined in the preceding sentence but not later than the first day of the month following the date on which the Participant would have attained Normal Retirement Age.

          (d) Death  Within 90 Days of Annuity  Starting  Date.  Notwithstanding
     Section 6.1(b) above, if the Participant elected Option 2 or 3 with his spouse as Beneficiary, during the 90-day period before the Annuity Starting Date, the Option shall be treated as the Qualified Joint and Survivor Annuity and the Preretirement Spouse's Benefit shall be based on the Option.

6.2 Automatic Cash-out of Benefit Not Exceeding $5,000. Anything in the Plan to the contrary notwithstanding, the Actuarial Present Value of a Preretirement Spouse's Benefit payable under Section 6.1 shall be paid to the spouse in a lump sum as soon as practicable after the Participant's death if the Actuarial Present Value does not exceed $5,000. Consent of the Participant's spouse shall not be required for such payment regardless of whether such payment is made prior to the Participant's Normal Retirement Age. However, no such distribution shall be made after the Annuity Starting Date.

6.3 Offset By Certain Other Benefits. Any Preretirement Spouse's Benefit payable under Section 6.1 shall be subject to offset in a manner similar to that provided under Section 4.7 (offset by benefits payable under other plans) with respect to retirement benefits payable under Article IV.


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 40 of April 1, 1998 Plan Restatement


                                   ARTICLE VII

                                     FUNDING

7.1 Funding Policy and Method.

     (a) Establishment of Funding Policy and Method. The Committee, with the advice of an enrolled actuary selected by it, shall establish a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA, which shall include selection of the level of funding to be maintained under the Plan and the period for amortization of any past service costs.

     (b) Determination of Amount of Contributions. Under such funding policy and method and with the advice of an enrolled actuary, the Committee shall recommend to the Board of Directors an amount to be contributed, or a range of amounts that may be contributed, to the Plan each year, which amount or range of amounts shall meet statutory minimum funding standards.

     (c) Determination of Investment Objectives. The Committee shall determine and communicate in writing to the Trustee, and to any investment managers that are appointed, the investment objectives of the Plan to effectuate the funding policy and method in effect from time to time, including the Plan's short-run and long-run financial needs and its liquidity needs, and periodically shall meet with the Trustee and any investment managers to review the investment and management of the Plan's assets.

7.2 Contributions. The Board of Directors of the Corporation shall determine the amount that is to be contributed to the Plan each year by each Employer, after considering the recommendation of the Committee.

7.3 The Trustee. The Employers' contributions to the Plan shall be paid over to and held by the Trustee under the Trust Agreement or shall be paid over to and held by a successor trustee appointed by the Board of Directors. The Trust Agreement shall be a part of this Plan, and each Affiliate that is or becomes an Employer shall be deemed a party thereto. The Trustee shall hold the assets of the Plan as a trust fund and shall invest, reinvest and disburse the same in the manner and upon the terms and conditions provided in the Trust Agreement. To the extent an investment manager or managers has been appointed to direct the investment of the Trust Fund, the Trustee shall have no authority or responsibility for the investment of the Trust Fund.

7.4 Investment Managers.



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 41 of April 1, 1998 Plan Restatement


     (a) Appointment of Investment Managers. The Trust Agreement may provide for the management of the Trust Fund thereunder by the Trustee and/or by one or more investment managers appointed by the Trustee with the consent of the Board of Directors. The Trustee may, but shall not be obliged to, appoint an investment manager or managers to manage (including the power to acquire and dispose of) all or any part of the Trust Fund. Any such appointment shall be pursuant to a written agreement between the Trustee and the investment manager and shall meet the following requirements:

          (1) Any investment manager shall be an organization that is either [A] registered in good standing as an investment adviser under the Investment Advisers Act of 1940, [B] a bank, as defined in that Act, or [C] an insurance company qualified to perform investment management services under the laws of more than one state of the United States.

          (2) The agreement shall provide that the investment manager may be removed by the Trustee on no more than 30 days written notice.

          (3) The investment manager shall acknowledge that it is a fiduciary with respect to the Plan.

          (4) The agreement with the investment manager shall be consistent with the provisions of the Trust Agreement as in effect from time to time.

          (5) An investment manager shall be entitled to such reasonable compensation for its services as is mutually agreed to by it and the Trustee, which shall be payable from the trust fund at the direction of the Committee, unless paid by the Employers.

7.5 No Limitations on Investments. The Trust Agreement may provide that investments thereunder may be made in any property whatsoever, real, personal and mixed, and wherever located, including, without limitation, stocks, bonds, bank deposits, insurance company group annuity contracts or guaranteed investment contracts, pooled interests or collective investment funds, and partnership interests, whether or not such property shall be authorized by the law of any state for the investment of trust funds.

7.6 Contributions Not To Be Diverted.

     (a)  Prohibition  Against  Diverting  Contributions.  Except as provided in
Section 7.6(b), prior to the satisfaction of all liabilities for benefits under the Plan, contributions made by each Employer shall be irrevocable, and neither such

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 42 of April 1, 1998 Plan Restatement


contributions nor the income therefrom nor the increment thereon shall be used for or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries or the payment of reasonable expenses of administering the Plan and Trust.

     (b)  Circumstances  When  Contributions  Can Be  Returned.  Notwithstanding
Section 7.6(a), contributions shall be returned if either of the following conditions apply:

          (1) Contribution Made By Mistake Of Fact. If a contribution is made by an Employer by mistake of fact, the excess of the contribution over the amount that would have been contributed but for the mistake of fact shall be returned to the Employer within one year after the payment of the contribution.

          (2) Contribution Subject To Deductibility. All contributions made under the Plan are subject to the condition that they are deductible under Code Section 404. If the deduction for a contribution is disallowed in whole or part, the excess of the contribution over the amount for which a deduction is allowed shall be returned to the Employer within one year after the disallowance of the deduction.

     (c) Limitation On Refunds. Earnings attributable to an excess contribution returned to an Employer in accordance with Section 7.6(b) shall not be returned to the Employer, but losses attributable thereto shall reduce the amount to be returned.

7.7 Benefits Payable Only From Assets of Plan. Neither the Corporation nor any Affiliate guarantees payment of any benefits under the Plan, and each expressly reserves the right to discontinue contributions or to terminate the Plan at any time. All rights of Participants and other persons having an interest in benefits under the Plan shall be enforceable only against the assets of the Plan held by the Trustee. No person shall have any interest in, or right to, any part of the Trust Fund, except as may be expressly provided in the Plan or the Trust Agreement.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 43 of April 1, 1998 Plan Restatement


                                  ARTICLE VIII

                          OPERATION AND ADMINISTRATION

8.1 Division of Authority and Responsibility.

     (a) Corporation. The Corporation as plan sponsor shall be the "administrator" of the Plan within the meaning of Section 3(16) of ERISA and
Section 414(g) of the Code, and shall be responsible for complying with all of the reporting and disclosure requirements of the Code and ERISA. In addition, the Corporation shall have exclusive authority to carry out all settlor functions with respect to the Plan and Trust including authority to amend or terminate the Plan.

     (b) Retirement Committee and Others. The Retirement Committee shall discharge all of the other responsibilities of Plan administrator on behalf of the Corporation. The Committee and its members are named fiduciaries with full discretionary authority and responsibility to control and manage the operation and administration of the Plan, except that:

          (1) the Trustee (and/or any investment manager) has exclusive discretionary authority and responsibility to manage and control the assets of the Plan; and the Trustee has the authority and responsibility specifically assigned to it in the Plan and the Trust Agreement, including without limitation, the authority, with the consent of the Board of Directors, to appoint and remove investment managers; and

          (2) the Board of Directors has exclusive authority and responsibility for appointing and removing members of the Committee, for appointing and removing the Trustee, and for changing the funding medium.

8.2 Establishment of Retirement Committee.

     (a) Appointment of Committee Members. The Committee shall consist of three or more members appointed from time to time by the Board of Directors to serve at its pleasure. The Board of Directors may appoint or remove a member of the Committee at any time, by written notice to such member and all other members. A member shall file with the Secretary of the Corporation an acceptance of his appointment and may resign by written resignation filed with the Secretary of the Corporation, effective as of a date specified therein, but not earlier than such filing. During any period when there are no appointed members of the Committee, the Board of Directors shall constitute the Committee. No bond or other security shall be required of any member except as may be required by law.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 44 of April 1, 1998 Plan Restatement


     (b) Organization of the Committee. The Committee may designate one of its members as its Chairman and may designate a Secretary and an Assistant Secretary of the Committee, who may be, but need not be, members. The Committee may authorize one or more of its members, or the Secretary or Assistant Secretary, or any agent, to execute and deliver any instruments or to direct any payment on its behalf. Unless they are members of the Committee, the Secretary and Assistant Secretary shall not be considered named fiduciaries with respect to the Plan and shall have no fiduciary responsibilities under the Plan except such as may be delegated to them by the Committee.

     (c) Action by the Committee. The Committee shall hold meetings upon such notice, at such places, and at such time or times as it may from time to time determine. A majority of the members then in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by the vote of a majority of those present. Upon concurrence in writing of a majority of the members then in office, action of the Committee may be taken without a meeting.

     (d) Establishment of Rules. Subject to the limitations elsewhere contained in the Plan, the Committee shall establish rules for the exercise of the duties imposed on it under the Plan and may, at any time, alter and change such rules and adopt new rules.

     (e) Compensation and Expenses. Members who are paid officers or employees of the Corporation or an Affiliate shall serve on the Committee without compensation. Other members may be paid such reasonable compensation as the Board of Directors shall determine. All members of the Committee shall be reimbursed for direct expenses properly and actually incurred in the performance of services on the Committee. In no event shall members of the Committee be compensated from the assets of the Plan.

     (f) Participation in Plan by Members. Members of the Committee who are officers or employees of any Employer may participate in the Plan to the same extent as other Eligible Employees, but no such member shall take part in any discretionary determination directly relating only to his own participation or benefits.

8.3 Authority and Responsibility of Committee.

     (a) In General. The Committee shall have full authority and responsibility for the control and management of the operation and administration of the Plan and, in addition to the specific authority set forth in this document and in the Trust Agreement, shall have the authority to take all action and to make all decisions and

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 45 of April 1, 1998 Plan Restatement


interpretations which shall be necessary or appropriate in order to administer and carry out the provisions of the Plan.

     (b) Plan Interpretation. The Committee shall interpret the Plan and shall resolve any ambiguities or inconsistencies and shall decide all questions arising in the administration, interpretation and application of the Plan.
Without limitation, the Committee shall have full discretionary authority to determine eligibility for benefits and to construe the terms of the Plan.

     (c) Discretionary Authority. The Committee shall have full discretionary authority in making all decisions and determinations required to be made in the administration of the Plan. Reference to the Committee's discretion in any other section of this Plan document is for emphasis only and shall not be construed to imply a limitation of discretionary authority under any other section. (d) Decisions Are Binding. Subject to the claims procedures described in Section 5.8 and subject to applicable law, any decision of the Committee shall be conclusive and binding upon all Employees, Participants, Beneficiaries, and all other persons having or claiming any interest under the Plan.

8.4 Allocation and Delegation of Responsibilities.

     (a) Allocation Within Committee. The members of the Committee may allocate any of its responsibilities, including fiduciary responsibilities, among themselves, by resolution approved by all members, or by written instrument executed by all members and filed with the records of the Plan.

     (b) Delegation From Committee. The Committee may delegate to other persons, including the Corporation or any Affiliate, or any officer or employee of the Corporation or any Affiliate, any of its responsibilities, including fiduciary responsi bilities, by resolution adopted by a majority of members, or by an instrument executed by a majority of members and filed with the records of the Plan. Written notice of the delegation shall be given to the person or other party to whom such responsibility is delegated.

     (c) Additional Requirements. Any allocation of fiduciary responsibilities, or delegation of fiduciary or other responsibilities, shall be exercised in a reasonable manner taking into account the discretionary or ministerial nature of the responsibility allocated or delegated.

     (d) Limitation of Responsibility for Co-fiduciaries. A member of the Committee to whom a fiduciary responsibility has been allocated, and each person to whom the Committee has delegated fiduciary or other responsibilities, shall act


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 46 of April 1, 1998 Plan Restatement


severally, without responsibility for the acts of other fiduciaries, except as otherwise provided by applicable law.

8.5 Multiple Fiduciary Capacities. Any person or group of persons, including the members of the Committee, may serve in more than one fiduciary capacity with respect to the administration of the Plan and without regard to whether he is an officer, director, employee, agent or other representative of the Corporation or of any other Affiliate.

8.6 Employment of Advisers. The Committee and its members and, with the approval of the Committee, any person to whom the Committee has delegated fiduciary responsibilities, may employ one or more actuaries, accountants, legal counsel and other advisors as it or he shall reasonably deem necessary for the control and management of the operation and administration of the Plan or to render advice with regard to its or his responsibility under the Plan. The fees of such advisors shall be paid in accordance with Section 8.9.

8.7 Records and Reports. The Committee shall keep such records and accounts as it deems appropriate in the control and management of the operation and administration of the Plan. The Committee shall report from time to time to the Board of Directors, or its designee, on any and all aspects of the control, management, operation and administration of the Plan, and shall report on such matters whenever directed to do so. Without limitation, the Committee shall prepare annually a report showing in reasonable detail the assets and liabilities of the Plan and giving a brief account of the operation of the Plan for the past year. The report shall be submitted to the Board of Directors.

8.8 Protection of Committee and Others.

     (a) Limitation of Liability. In the administration and operation of the Plan, neither the Committee, nor any member thereof, nor the Corporation, nor any other Employer, nor any director, officer or employee of any of them, shall be liable for any action or failure to act, except for its or his own willful and intentional misconduct or its or his own breach of fiduciary responsibility.

     (b) Indemnification. To the extent permitted under applicable law and the governing instruments of the Corporation and each other Employer, the Corporation and each other Employer shall indemnify all of the foregoing persons and each of them, and save all such persons, and each of them, harmless from any loss, cost or expense for their acts and conduct in administering and operating the Plan, except to the extent such loss, cost or expense results from their own willful and intentional misconduct.



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 47 of April 1, 1998 Plan Restatement


     (c) Reliance on Advisors. The Committee and each member thereof and each person or other party to whom it may delegate any duty, responsibility or power in connection with the operation and administration of the Plan, and the Corporation and each other Employer and the directors, officers and employees of any of them, shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by them or any of them in good faith in reliance upon, any table, valuation, certificate, opinion or report which shall be furnished to them or any of them by the Trustee or by an actuary, accountant, counsel or other expert who shall be employed or engaged by the Committee or by the Corporation or by any person or other party to whom the Committee has delegated the authority to engage such expert.

8.9 Administration Expenses. All reasonable expenses of administering the Plan and Trust shall be charged to and paid out of the Trust Fund, subject to the prohibition against payment of compensation from the Trust Fund to the Corporation or any Affiliate or to any officer or employee of the Corporation or an Affiliate. Reasonable expenses of administering the Plan include, but are not limited to, "user fees" imposed with respect to the Plan by the Internal Revenue Service, premiums payable to the Pension Benefit Guaranty Corporation, and fees payable to accountants, actuaries, attorneys and consultants for services related to Plan administration. The Committee may, however, determine that all or any portion of such expenses shall be paid by the Employers and the Committee shall, in such case, allocate the expenses among the Employers.

8.10 Bonding. To the extent required under Section 412 of ERISA, the Corporation shall secure fidelity bonding for every fiduciary of the Plan and every other person who handles funds or other property of the Plan.


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 48 of April 1, 1998 Plan Restatement


                                   ARTICLE IX

                           PARTICIPATION BY AFFILIATES


9.1 Participation by Affiliates.

     (a) Adoption of the Plan. Any Affiliate that is not an Employer may adopt the Plan by action of its board of directors and thereby become an Employer. Adoption of the Plan shall constitute an agreement by the Affiliate to observe all of the terms of the Plan and Trust Agreement, as then in effect and as subsequently amended, and to make such contributions to the Trust Fund and to pay such expenses related to the Plan as may be allocated to it by the Committee.

     (b) Approval of Committee. Adoption of the Plan by any Affiliate shall be subject to the approval of the Committee, shall become effective as of the date determined by the Committee, and shall be subject to such special terms and conditions as may be imposed by the Committee. Any such special terms or conditions shall be set forth in a schedule attached to the Plan.

     (c) Participation by Employees. Employees of an Affiliate that adopts the Plan shall commence participation in the Plan on the date provided under Section
3.1 and shall be credited with service in accordance with Article II.

9.2 Termination of Participation.

     (a) In General. An Affiliate may terminate its participation in the Plan at any time by action of its board of directors. In addition, the Committee may terminate an Affiliate's participation in the Plan at any time. An Affiliate shall automatically terminate its participation in the Plan if it ceases to be an Affiliate.

     (b) Contributions. In the event that participation in the Plan by an Affiliate terminates, all contributions theretofore made by the Affiliate shall remain the sole property of the Trustee for the use of the Plan. In addition, the Affiliate shall remain liable to the Plan for contributions sufficient to fund all benefits previously accrued to its Employees, as determined by the Committee.



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 49 of April 1, 1998 Plan Restatement


                                    ARTICLE X

                            AMENDMENT AND TERMINATION

10.1 Amendment.

     (a) Right to Amend Plan. Subject to the provisions of Section 10.1(b) and 10.1(c), the Corporation shall have the right to amend the Plan at any time and in any manner, prospectively or retroactively, by written instrument executed under the authority of the Board of Directors.

     (b) Prohibition Against Diversion. No amendment shall be made that would make it possible for any part of the assets of the Plan to be used or diverted for purposes other than the exclusive benefit of Participants or their Beneficiaries (including the payment of reasonable expenses of administration of the Plan and Trust) prior to the satisfaction of all liabilities to Participants and their Beneficiaries under the Plan.

     (c) Protection of Accrued Benefits. No amendment shall be made that would deprive a Participant or Beneficiary of any benefit under the Plan to which he would have been entitled if the Participant's employment were terminated immediately prior to the effective date of such amendment, except such as may be required in the opinion of counsel to the Corporation in order that the Plan retain its qualified status under the Code.

10.2 Termination of Plan.

     (a) Right to Terminate Plan. The Corporation, acting through its Board of Directors, shall have the right to terminate the Plan in whole or part at any time.

     (b) Full Vesting Of Affected Participants. Upon termination or partial termination of the Plan (whether by action of the Corporation or otherwise), the rights of all affected Participants to benefits accrued to the date of such termination or partial termination shall be nonforfeitable.

     (c) Allocation Of Trust Assets. In the event of a complete termination the assets of the Plan held by the Trustee shall be allocated among Participants in accordance with the priorities set forth in Section 4044 of ERISA and as otherwise provided under law.

     (d) Payment of Trust Assets. The amounts allocated to Participants in accordance with Section 10.2(c) shall be distributed to the appropriate persons at such


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 50 of April 1, 1998 Plan Restatement


time and in such manner as the Committee shall determine, in accordance with the terms of the Plan and applicable law.

     (e) Excess Assets. If any assets of the Plan attributable to Employer contributions remain after full allocations to all persons who have rights under the Plan, as determined in accordance with Section 10.2(c), such assets shall be distributed among the Employers in such portions as the Committee shall determine, provided, however, that the Corporation may determine, in its discretion, to use some or all of such excess assets to increase benefits or to fund a qualified replacement plan in accordance with Code Section 4980.

10.3 Restrictions on Certain Benefits and Distributions.

     (a) Definitions. Solely for purposes of this Section 10.3, the following terms shall have the following meanings:

          (1) "Benefit" includes, among other benefits, loans in excess of amounts set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living employee or former employee, and any death benefits not provided for by insurance on the employee's or former employee's life.

          (2) "Current Liabilities" has the meaning set forth in Code Section 412(l)(7). Any reasonable and consistent method may be used for determining the value of current liabilities and the value of Plan assets.

          (3) "Restricted Employee" means a Highly Compensated Employee. However, a Highly Compensated Employee shall not be treated as a restricted employee in the current Plan Year if the Highly Compensated Employee is not one of the 25 nonexcludable employees and former employees of the Corporation and all Affiliates with the largest amount of compensation in the current or any prior Plan Year. As used in the preceding sentence, the terms "nonexcludable employee" and "former employee" have the meanings set forth in Treasury regulations issued under Code Section 410(b).

          (4) "Social Security Supplement" has the meaning set forth in Treasury Regulation ss.1.411(a)-7(c)(4)(ii).

     (b) Restriction Of Benefits Upon Plan Termination. In the event of termination of the Plan, the benefit of any Highly Compensated Employee shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 51 of April 1, 1998 Plan Restatement


     (c) Restriction on Distributions. The payment of benefits to, or on behalf of, a restricted employee for any Plan Year shall not exceed an amount equal to the payments that would have been made to, or on behalf of, the restricted employee in that year under:

          (1) a straight life annuity that is the Actuarial Equivalent of the Accrued Benefit and other benefits to which the restricted employee is entitled under the Plan (other than a social security supplement), and

          (2) the amount of payments that the restricted employee is entitled to receive under a social security supplement, if any.

     (d) Restriction Not Applicable in Certain Cases. The restriction in Section 10.3(c) shall not apply in cases where any of the following requirements are satisfied:

          (1) After payment to, or on behalf of, the restricted employee of all benefits payable to, or on behalf of, the restricted employee under the Plan, the value of Plan assets equals or exceeds 110 percent of the value of current liabilities;

          (2) The value of benefits payable to, or on behalf of, the restricted employee is less than 1 percent of the value of current liabilities before distribution; or

          (3) The value of benefits payable to, or on behalf of, the restricted employee does not exceed the amount described in Code Section 411(a)(11)(A) (restrictions on certain mandatory distributions).

     (e) Application Of Alternative  Rules.  The rules set forth in this Section
10.3 shall not apply to the extent that the Plan complies with any alternative rule governing distributions to Restricted Employees that has been promulgated by the Treasury Department and is in effect at the time of the distribution.



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
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                                   ARTICLE XI

                             SECTION 415 LIMITATIONS

11.1 Definitions and Rules of Interpretation.

     Solely for purposes of this Article XI, the following definitions and rules of interpretation shall apply:

     (a) "Annual Addition" means, with respect to each Participant in a plan subject to Code Section 415 that is maintained by a Section 415 Employer, the sum for any Limitation Year of:

          (1) Section 415 Employer contributions allocated to the account of the Participant under all such plans;

          (2) Participant contributions allocated after March 31, 1987 to the account of the Participant under all such plans and 50 percent of such contributions allocated before April 1, 1987, but not including rollover contributions;

          (3) forfeitures allocated to the account of the Participant under all such plans;

          (4) amounts allocated after March 31, 1984 to an individual medical account (as defined in Code Section 415(l)(2)) of the Participant which is part of a pension or annuity plan maintained by the Section 415 Employer; and

          (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of the Participant under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Section 415 Employer but only if the Participant is a key employee (as defined in Code Section 419A(d)(3)).

     (b) "Annual Benefit" means the benefit payable annually in the form of a straight life annuity under the terms of the Plan (aggregated with other defined benefit plans as described in (j) below) exclusive of any benefit not required to be considered for purposes of applying the limitations of Code Section 415 to the Plan. If the Annual Benefit is payable in any form other than a straight life annuity or a qualified joint and survivor annuity within the meaning of Code Section 417, it shall be adjusted to an


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 53 of April 1, 1998 Plan Restatement


Actuarial Equivalent benefit (using the interest rate specified in the Plan but not less than 5 percent) in the form of a straight life annuity.

     (c) "Dollar Limit" means the dollar limit described in Section 11.2(a)(1).

     (d) "Limitation Year" means the Plan Year.

     (e) "Percentage Limit" means the percentage limit described in Section 11.2(a)(2).

     (f) "Projected Annual Benefit" means the Annual Benefit to which a Participant would be entitled under the Plan on the assumption that he continues employment until his Normal Retirement Age (or current date if that is later), that his Section 415 Compensation continues at the same rate as in effect for the Limitation Year under consideration until his Normal Retirement Age (or current date if that is later), and that all other factors used to determine benefits under the Plan remain constant as of the current Limitation Year for all future Limitation Years.

     (g) "Section 415 Compensation" means, with respect to a Limitation Year, compensation as defined under Code Section 415(c)(3) and the Treasury
Regulations thereunder. An Employee's Section 415 Compensation for the Limitation Year beginning in the 1989 calendar year or any subsequent calendar year shall not exceed $200,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17). An Employee's Section 415 Compensation for the Limitation Year beginning in the 1994 calendar year or any subsequent calendar year shall not exceed $150,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17).

     (h) "Section 415 Employer" includes [1] any corporation that is a member of a controlled group of corporations as defined in Code Section 414(b) that includes the Plan sponsor, [2] any trade or business (whether or not incorporated) that is under common control as defined in Code Section 414(c) with the Plan sponsor, [3] any member of an affiliated service group as defined in Code Section 414(m) that includes the Plan sponsor, and [4] any entity required to be included under Code Section 414(o) in accordance with Regulations thereunder. For purposes of applying Code Sections 414(b) and 414(c) in the preceding sentence, the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Code Section 1563(a)(1).



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 54 of April 1, 1998 Plan Restatement


     (i) "Social Security Retirement Age" means:

          (1) age 65 for a Participant born before January 1, 1938;

          (2) age 66 for a Participant born after December 31, 1937 but before January 1, 1955; and

          (3) age 67 for a Participant born after December 31, 1954.

     (j)  Aggregation of Section 415 Employer's  Plans.  For the purpose of this
Article XI, all defined benefit plans (whether terminated or not) ever maintained by the Section 415 Employer shall be aggregated with the Plan and treated as one defined benefit plan, and all defined contribution plans (whether terminated or not) ever maintained by the Section 415 Employer shall be treated as one defined contribution plan.

11.2 Maximum Annual Benefit.

     (a) In General. Notwithstanding any other provision in the Plan and subject to the exceptions in this Article XI, the Annual Benefit payable to a Participant under the Plan in any Limitation Year shall not exceed the lesser of:

          (1) Dollar Limit - the Dollar Limit, which is $90,000, or such other amount determined in accordance with Section 11.2(b); or

          (2) Percentage Limit - the Percentage Limit, which is 100 percent of the Participant's Section 415 Compensation averaged over the three consecutive Limitation Years (or actual number of Limitation Years for Participants who have been employed for less than three consecutive Limitation Years) during which the Participant had the greatest aggregate
     Section 415 Compensation, or such other amount determined in accordance with Section 11.2(c).

     (b) Adjustments of Dollar Limit. The following adjustments shall be made to the Dollar Limit:

          (1) Cost-of-Living Adjustments. The Dollar Limit shall be adjusted annually for increases in the cost of living in accordance with Code
     Section 415(d) and the Treasury Regulations issued thereunder.

          (2) Benefits Commencing Before Social Security Retirement Age. If the Annual Benefit begins before the Participant's Social Security Retirement


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 55 of April 1, 1998 Plan Restatement


     Age, then the Dollar Limit shall be reduced in such manner as the Secretary of the Treasury shall prescribe as consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act. The adjustment of the Dollar Limit shall be made pursuant to the definition of Actuarial Equivalent except that the interest rate assumption shall be the greater of five percent (5%) or the rate specified in such definition and the mortality decrement shall be ignored to the extent that a forfeiture does not occur at death.

          (3) Benefits Commencing After Social Security Retirement Age. If the Annual Benefit begins after the Participant's Social Security Retirement Age the Dollar Limit shall be increased so that it is the Actuarial Equivalent of the Dollar Limit at the Participant's Social Security Retirement Age. The adjustment shall be made pursuant to the definition of Actuarial Equivalent except that the interest rate assumption shall be the lesser of five percent (5%) or the rate specified in such definition and the mortality decrement shall be ignored to the extent that a forfeiture does not occur at death.

          (4) Less Than 10 Years of Plan Participation. If a Participant has less than 10 years of participation in the Plan at the time he begins to receive an Annual Benefit, the Dollar Limit shall be reduced by multiplying the limit by a fraction [1] the numerator of which is the number of years of participation (or part thereof) in the Plan and [2] the denominator of which is ten (10), provided, however, that the fraction shall in no event be less than 1/10th. To the extent provided in Treasury Regulations, the reduction described in this Section shall be applied separately with respect to each change in the benefit structure of the Plan.

     (c) Adjustments of Percentage Limit. If a Participant has less than 10 years of service with the Section 415 Employer at the time he begins to receive an Annual Benefit, the Percentage Limit shall be reduced by multiplying the limit by a fraction [1] the numerator of which is the number of years of service (or part thereof) and [2] the denominator of which is ten (10), provided, however, that the fraction shall in no event be less than 1/10th.

     (d) Annual Benefit Not in Excess of $10,000. The Plan may pay an Annual Benefit to any Participant in excess of his maximum Annual Benefit determined under Section if the Annual Benefit derived from Section 415 Employer contributions under this Plan and all other defined benefit plans maintained by the Section 415 Employer does not in the aggregate exceed $10,000 for the Limitation Year or for any prior Limitation Year and the Section 415 Employer has not at any time maintained a defined contribution plan in which the Participant participated. The $10,000 limit


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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 56 of April 1, 1998 Plan Restatement


described in the preceding sentence shall be reduced in a manner similar to that provided under Section in the case of Participants with less than 10 years of service.

11.3 Transition Rules for Maximum Annual Benefit.

     The following transition rules are applicable in determining the maximum Annual Benefit of a Participant:

     (a) TRA 1986 Section 1106(i)(3) Transition Rule. If the Plan (or predecessor plan) was in existence on May 6, 1986, and had complied at all times with the requirements of Code Section 415, the Dollar Limit for any individual who was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, shall not be less than the current accrued benefit. "Current accrued benefit" shall mean a Participant's accrued benefit under the Plan, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Code Section 415(b)(2). In determining the amount of a Participant's current accrued benefit, [1] no change in the terms and conditions of the Plan after May 5, 1986, and [2] no cost-of-living adjustment occurring after May 5, 1986, shall be taken into account.

     (b) TEFRA Section 235(g)(4) Transition Rule. If the Plan (or predecessor plan) was in existence on July 1, 1982, and had complied at all times with the requirements of Code Section 415, the maximum Annual Benefit under Section for any individual who was a Participant before January 1, 1983, shall not be less than the current accrued benefit. "Current accrued benefit" shall mean a Participant's accrued benefit under the Plan, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1983, when expressed as an annual benefit within the meaning of Code Section 415(b)(2). In determining the amount of a Participant's current accrued benefit, [1] no change in the terms and conditions of the Plan after July 1, 1982, and [2] no cost-of-living adjustment occurring after July 1, 1982, shall be taken into account.

     (c) Application of Transition Rules. The transition rules set forth in this Section and elsewhere in this Article shall be applied on the basis of the Code provisions in effect as of the applicable dates of such transition rules. Terms used in the relevant tax acts, such as "annual benefit," "accrued benefit," and "compensation," shall be construed accordingly.



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 57 of April 1, 1998 Plan Restatement


11.4 Participation in a Defined Contribution Plan.

     (a) General Rule. If a Participant is (or has been) a participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Section 415 Employer, the sum of the Defined Benefit Plan Fraction (as defined under Section ) and the Defined Contribution Plan Fraction (as defined under Section ) for any Limitation Year may not exceed 1.0.

     (b) Defined Benefit Plan Fraction. The Defined Benefit Plan Fraction for any Limitation Year is a fraction:

          (1) the numerator of which is the Projected Annual Benefit of the Participant under the Plan (determined as of the close of the Limitation
     Year), and

          (2) the denominator of which is the lesser of--

               (A) 125 percent of the Dollar Limit in effect for such Limitation Year, or

               (B) 140 percent of the Percentage Limit which may be taken into account with respect to the Participant for such Limitation Year.

          (3) The Dollar Limit shall be reduced in a manner similar to that provided under Section in the case of Participants with less than 10 years of service.

     (c) Defined Contribution Plan Fraction. The Defined Contribution Plan Fraction for any Limitation Year is a fraction:

          (1) the numerator of which is the sum of the Participant's Annual Additions as of the close of the Limitation Year, and

          (2) the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and each prior Limitation Year of the Participant's service with the Section 415 Employer--

               (A) 125  percent of the dollar  limitation  in effect  under Code
          Section 415(c)(1)(A) for such Limitation Year (determined without regard to Code Section 415(c)(6)), or



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 58 of April 1, 1998 Plan Restatement


               (B) 35 percent of the Participant's Section 415 Compensation for such Limitation Year.

     (d) Transition Rule for Defined Contribution Plan Fraction for Limitation Years Ending After December 31, 1982.

          (1) At the election of the plan administrator, in determining the Defined Contribution Plan Fraction for any Limitation Year ending after December 31, 1982, the amount taken into account in determining the denominator of such fraction with respect to each Participant for all Limitation Years ending before January 1, 1983 shall be an amount equal to the product of--

               (A) the denominator of such fraction for the Limitation Year ending in 1982 determined under the law in effect for the Limitation Year ending in 1982 multiplied by--

               (B) the "transition fraction" described in Section .

          (2) The "transition fraction" shall be a fraction:

               (A) the numerator of which is the lesser of $51,875 or 35 percent of the Participant's Section 415 Compensation for the Limitation Year ending in 1981, and

               (B) the  denominator  of which is the  lesser  of  $41,500  or 25
          percent  of  the  Participant's   Section  415  Compensation  for  the
          Limitation Year ending in 1981.

          (3) This Section shall apply only to plans that were in existence on or before July 1, 1982.

     (e) TRA 1986 Section 1106(h)(4) Transition Rule. If the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any Participant is greater than 1.0, calculated as of the close of the last Limitation Year beginning before January 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding such numerator) so that the sum of such fractions does not exceed 1.0 for such Limitation Year.

     (f) Top Heavy Rule. For any Limitation Year in which the Plan is a Top Heavy Plan (as determined under Article ): [1] "100 percent" shall be substituted for "125 percent" in Section and Section , and [2] "$41,500" shall be substituted for "$51,875" in determining the "transition fraction" in Section , unless an additional

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 59 of April 1, 1998 Plan Restatement


minimum benefit is provided in accordance with Code Section 416(h). However, for any Limitation Year in which the Plan is a Super Top Heavy Plan, "100 percent" shall be substituted for "125 percent," and "$41,500" shall be substituted for "$51,875," in any event.

     (g) Limitation of Plan Benefit If Sum of Fractions Would Exceed 1.0. If the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction would exceed 1.0 in any Limitation Year, then the Committee shall adjust the numerator of the Defined Benefit Plan Fraction so that the sum of both fractions shall not exceed 1.0 for such Limitation Year. To the extent that the numerator of the Defined Benefit Plan Fraction cannot be adjusted, the Committee shall, if practicable, adjust the numerator of the Defined
Contribution  Plan Fraction so that the sum of both  fractions  shall not exceed
1.0 for such Limitation Year.

     (h) Section to Become Inoperative. This Section 11.4 shall not apply in Limitation years beginning on or after April 1, 2000.

11.5 Application of Code Section 415. No benefit payable under the Plan shall exceed the applicable limitations set forth in Code Section 415 and the regulations thereunder, which are incorporated herein by this reference. Code
Section 415 shall govern over any contrary provision in this Article XI.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 60 of April 1, 1998 Plan Restatement


                                   ARTICLE XII

                                 TOP-HEAVY RULES

12.1 Purpose of this Article. The purpose of this Article is to provide stand-by rules that will become applicable if, and only if, the Plan should ever become a Top-Heavy Plan, as defined in Section 12.3. It is not anticipated that the Plan will ever become a Top-Heavy Plan and it is not expected these rules will ever become operative.

12.2 Definitions. Solely for purposes of this Article, the following definitions shall apply:

     (a) "Account Balance" means a Participant's account balance under a defined contribution plan determined under the terms of that plan and Code Section 416 and regulations thereunder. A Participant's Account Balance includes any part of the Account Balance distributed during the 5-year period ending on the applicable Determination Date. A Participant's Account Balance shall also include any contribution not actually made as of the Determination Date, but that is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

     (b) "Determination Date" means, with respect to any qualified plan, the last day of the preceding plan year of such plan, except that, for the first plan year of such plan, it means the last day of such first plan year.

     (c) "Highest Average Monthly Compensation" means 1/60 of a person's Section 416 Compensation for a period consisting of his 60 consecutive calendar months in which his Section 416 Compensation was the highest preceding the date he ceases to be an Employee. For purposes of this Article, a calendar month ending on or next preceding the date a person ceases to be an Employee and a calendar month beginning on or next following the date such person becomes an Employee shall be treated as consecutive. If a person has less than 60 consecutive calendar months of Section 416 Compensation, Highest Average Monthly Compensation shall mean the sum of the person's Section 416 Compensation divided by the number of months of employment for which the person was compensated.

     (d) "Key Employee" means any person who is an Employee or former Employee of the Section 416 Employer within the meaning of Code Section 416(i) and regulations thereunder, or a Beneficiary of such person, who, at any time during the Plan Year that includes the Determination Date, or during any of the four preceding Plan Years, is or was one of the following:



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 61 of April 1, 1998 Plan Restatement


          (1) Officers. An officer of the Section 416 Employer having Section 416 Compensation greater than 50 percent of the limitation in effect under Code Section 415(b)(1)(A) for such Plan Year. For any such Plan Year, there shall be treated as officers no more than the lesser of 50 Employees or 10 percent of the Employees or, if greater than 10 percent, three Employees. For this purpose, officers with the highest annual Section 416 Compensation shall be selected.

          (2) Ten Highest Paid Employees. One of the 10 Employees having Section 416 Compensation greater than the limitation in effect for such Plan Year under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318 as modified by Code Section 416(i)) an interest in the Section 416 Employer which is both more than a 0.5 percent interest and the largest interests in the Section 416 Employer.

          (3) 5 Percent Owners. A person who owns (or is considered to own under Code Section 318 as modified by Code Section 416(i)) more than 5 percent of the outstanding stock, or stock possessing more than 5 percent of the combined total voting power of all stock, of the Section 416 Employer.

          (4) 1 Percent Owners Who Earn Over $150,000. A person who owns (or is considered to own under Code Section 318 as modified by Section 416(i) of such Code) more than 1 percent of the outstanding stock, or stock possessing more than 1 percent of the combined total voting power of all stock, of the Section 416 Employer and receives Section 416 Compensation of more than $150,000.

     (e) "Non-Key Employee" means any person who is an Employee or former Employee of the Section 416 Employer and is not a Key Employee or a former Key Employee.

     (f) "Permissive Aggregation Group" means the Required Aggregation Group plus any other plan or plans of the Section 416 Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

     (g) "Present Value" of an Section 416 Accrued Benefit means for any plan year the sum of the Actuarial Present Value of a person's Section 416 Accrued Benefit under this Plan or another defined benefit plan required to be aggregated with this Plan, expressed as a benefit commencing at Normal
Retirement Age (or attained age, if later) determined on the basis of the following actuarial assumptions in accordance with Code Section 416(g):

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 62 of April 1, 1998 Plan Restatement


          (1) Interest rate 6 percent, and

          (2) Mortality: 1971 Group Annuity Table of mortality for males (set back six years for females).

     (h)  "Required  Aggregation  Group"  means [1] each  qualified  plan of the
Section 416 Employer in which at least one Key Employee participates or participated at any time during the 5-year period ending on the Determination Date (regardless of whether the plan has terminated), and [2] any other qualified plan of the Section 416 Employer which enables a plan described in [1] to meet the requirements of Sections 401(a)(4) and 410 of the Code.

     (i) "Section 416 Accrued Benefit" means a Participant's accrued benefit under a defined benefit plan determined under the terms of that plan and Code
Section 416 and regulations thereunder. A Participant's Section 416 Accrued Benefit shall include any distribution of an Section 416 Accrued Benefit within the 5-year period ending on the applicable Determination Date. The Section 416 Accrued Benefit of a Participant other than a Key Employee shall be determined under [1] the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Section 416 Employer, or [2] if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

     (j) "Section 416 Compensation" means a definition of compensation in Treasury Regulation Section 1.415-2(d) or the taxable compensation stated on the Employee's Form W-2 for the calendar year that ends with or within the Plan Year, as determined by the Plan administrator. The same definition of Section 416 Compensation shall be used for all purposes of this Article XII for a Plan Year but may be different in another Plan Year.

     (k) "Section 416 Employer" includes [1] any corporation that is a member of a controlled group of corporations as defined in Code Section 414(b) that includes the Plan sponsor, [2] any trades or businesses (whether or not incorporated) that are under common control as defined in Code Section 414(c) that include the Plan sponsor, [3] any member of an affiliated service group as defined in Code Section 414(m) that includes the Plan sponsor, and [4] any entity required to be included under Code Section 414(o) in accordance with regulations thereunder.

     (l) "Top-Heavy Plan" has the meaning set forth in Section 12.3.

     (m) "Top-Heavy Ratio" has the meaning set forth in Section 12.4.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 63 of April 1, 1998 Plan Restatement


     (n) "Top-Heavy Service" means an Employee's years of service while the Plan was a Top-heavy Plan, excluding:

          (1) Service completed in any Plan Year commencing before January 1, 1984;

          (2) Service excludable under Code Sections 411(a)(4), (5) and (6).

     (o) "Valuation Date" means, in the case of a defined benefit plan, the valuation date used for computing plan costs for minimum funding, regardless of whether a valuation is performed that year and, in the case of a defined contribution plan, the valuation date under the terms of the plan.

12.3 Top-Heavy Plan. The Plan is a Top-Heavy Plan for any Plan Year commencing after December 31, 1983 if any of the following conditions exist:

     (a) the Top-Heavy Ratio for the Plan exceeds 60 percent and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group;

     (b) the  Plan is part of a  Required  Aggregation  Group  but not part of a
Permissive   Aggregation   Group  and  the  Top-Heavy  Ratio  for  the  Required
Aggregation Group exceeds 60 percent; or

     (c) the Plan is part of a Permissive Aggregation Group and the Top-Heavy Ratios for the Plan, any Required Aggregation Group of which it is part, and the Permissive Aggregation Group all exceed 60 percent.

12.4 Top-Heavy Ratio.

     (a) Section 416 Employer  Maintains No Defined  Contribution  Plan.  If the
Section 416 Employer has not maintained any defined contribution plan (including any Simplified Employee Pension Plan) that had Account Balances during the 5-year period ending on the Determination Date, the Top-Heavy Ratio for this Plan alone, or for the Required Aggregation Group or Permissive Aggregation Group as appropriate, is a fraction:

          (1) the numerator of which is the Present Value of Section 416 Accrued Benefits under the aggregated defined benefit plan or plans for all Key Employees as of the applicable Determination Date(s), and

          (2) the denominator of which is the Present Value of Section 416 Accrued Benefits under the aggregated defined benefit plan or plans for all

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 64 of April 1, 1998 Plan Restatement


     Key Employees and Non-key Employees as of the applicable Determination Date(s), both computed in accordance with Code Section 416 and regulations thereunder.

     (b) Section 416  Employer  Maintains a Defined  Contribution  Plan.  If the
Section 416 Employer has maintained one or more defined contribution plans (including any Simplified Employee Pension Plan) that had Account Balances during the 5-year period ending on the Determination Date, the Top-Heavy Ratio for the Required or Permissive Aggregation Group as appropriate is a fraction:

          (1) the numerator of which is the sum of [1] the Account Balances under the aggregated defined contribution plan or plans and [2] the Present Value of Section 416 Accrued Benefits under the aggregated defined benefit plan or plans for all Key Employees as of the applicable Determination Dates, and

          (2) the denominator of which is the sum of [1] the Account Balances under the aggregated defined contribution plan or plans and [2] the Present Value of Section 416 Accrued Benefits under the aggregated defined benefit plan or plans for all Key Employees and Non-key Employees, as of the applicable Determination Dates, all determined in accordance with Code
     Section 416 and the regulations thereunder.

     (c) Rules Governing Section 416 Accrued Benefits and Account Balances. For purposes of this Section 12.4 :

          (1) The value of Account Balances and the Present Value of Section 416 Accrued Benefits shall be determined as of the most recent Valuation Dates that fall within the 12-month periods ending with the applicable Determination Dates, except as provided under Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan.

          (2) The Account Balances and Section 416 Accrued Benefit of a Participant [1] who is not a Key Employee but who was a Key Employee in a prior year, or [2] who has not been credited with at least one Hour of Service at any time during the 5-year period ending on the Determination Date will be disregarded.

          (3) The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 65 of April 1, 1998 Plan Restatement


          (4) Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio.

          (5) When aggregating plans, the value of Account Balances and Section 416 Accrued Benefits will be calculated with reference to the Determination Dates of the respective plans that fall within the same calendar year as the Determination Date for this Plan.

12.5 Application of Top-Heavy Rules. Notwithstanding anything herein to the contrary, the following rules shall apply for any Plan Year in which the Plan is a Top-Heavy Plan.

     (a) Minimum Vesting. A Participant's vested interest in his Accrued Benefit under the Plan shall be determined under Section 12.6.

     (b) Minimum Benefit. Each Participant who is a Non-key Employee shall accrue a minimum benefit determined under Section 12.7.

     (c) Limitation on Benefits. The dollar limitations taken into account under Code Section 415(e) in computing the defined benefit plan fraction and the defined contribution plan fraction shall be adjusted as provided in Code Section 416(h).

12.6 Minimum Vesting. For each Plan Year in which the Plan is a Top-Heavy Plan, a Participant who has at least one Hour of Service after the Plan becomes a Top-Heavy Plan shall have a vested interest in his Accrued Benefit determined in accordance with the following vesting schedule:

  Years of Vesting Service                           Vested Interest
  ------------------------                           ---------------
             1                                              0%
             2                                              0%
             3 or more                                    100%

If the Plan ceases to be a Top-Heavy Plan, the above vesting schedule shall no longer apply, provided, however, that no Participant shall be subject to a reduction in his vested interest.

12.7 Minimum Benefits.

     (a) Computation of Minimum Benefit. For the first Plan Year in which the Plan is a Top-heavy Plan and for every Plan Year thereafter, regardless of whether the Plan is a Top-heavy Plan, the Accrued Benefit of each Participant

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 66 of April 1, 1998 Plan Restatement


who is a Non-Key Employee shall be a monthly amount payable for life beginning at the Participant's Normal Retirement Date in an amount equal to the greater of:

          (1) the Actuarial Equivalent of such Participant's benefit determined under the applicable provisions of Article IV, or

          (2) the lesser of:

               (A) 20 percent of the Participant's Highest Average Monthly Compensation, or

               (B) 2 percent of the Participant's Highest Average Monthly Compensation multiplied times his years of Top-Heavy Service.

     (b) Participants Entitled to Minimum Benefits. A Non-Key Employee shall be entitled to a minimum benefit described in Section if the Employee is credited with at least 1,000 Hours of Service for the Plan Year. A Non-Key Employee shall be entitled to the minimum benefit even if he is not otherwise entitled to an accrual under the Plan because:

          (1) he is not employed on a specified date,

          (2) he is excluded from participation in the Plan (or accrues no benefit) merely because his Section 416 Compensation is less than a stated amount, or

          (3) he is  excluded  from  participation  in the Plan (or  accrues  no
     benefit)   merely  because  of  a  failure  to  make   mandatory   employee
     contributions.

     (c) Participants in Defined Contribution Plan. If a Non-Key Employee also participates in a defined contribution plan of the Employer, he shall receive the minimum benefit under this Plan and shall not receive a minimum contribution under the defined contribution plan, as permitted by Treasury Regulations.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 67 of April 1, 1998 Plan Restatement


                                  ARTICLE XIII

                                  MISCELLANEOUS

13.1 Plan Not a Contract. The Plan shall not be deemed to constitute a contract between the Corporation or any Affiliate and any Participant, or to be a consideration for, or an inducement for, the employment of any Participant by the Corporation or any Affiliate. Nothing contained in the Plan shall be deemed to give any Participant the right to be retained in service or to interfere with the right of the Corporation or any Affiliate to discharge any Participant at any time without regard to the effect which such discharge shall have upon his eligibility for benefits or other rights, if any, under the Plan.

13.2 Benefits Payable Only From Plan Assets. Benefits under the Plan shall be payable solely from the assets of the Plan. Neither the Corporation nor any Affiliate guarantees payment of any benefits under the Plan. All rights of Participants and Beneficiaries shall be enforceable solely against the assets of the Plan.

13.3 Provisions of Plan Binding on All Persons. This Plan and each and every provision of the Plan, and any amendment or modification of the Plan, shall be binding upon all Employees, all Participants and Beneficiaries hereunder and all other persons having or claiming to have any interest of any kind or nature in or under the Plan, and upon their heirs, executors, administrators, successors and assigns.

13.4 Non-Alienation of Benefits. Except as required by the provisions of a Qualified Domestic Relations Order, or as otherwise required by law, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such interest shall be void; and such interest shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person who entitled thereto, nor shall it be subject to attachment or legal process for or against such person.

13.5 Limitations on Merger, Consolidation, Etc. Subject to the provisions of this Section, the Plan may be merged or consolidated with, or there may be a transfer of all or part of the assets of the Plan to, or a transfer to the Plan of all or part of the assets from, any other plan that is qualified within the meaning of Section 401(a) of the Code. In the case of any merger or consolidation with, or transfer of assets or liabilities to or from, any other plan, each Participant in this Plan (including Participants who have had benefits transferred to this Plan from other plans) shall be entitled to a benefit immediately after such merger, consolidation, or transfer equal to or greater than the benefit the Participant would have received if the Plan and the



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Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 68 of April 1, 1998 Plan Restatement


other plan had been terminated immediately prior to the merger, consolidation or transfer of assets, and shall further be entitled to each optional form of benefit and any other benefit protected under Section 411(d)(6) of the Code to which the Participant was entitled immediately prior to the merger, consolidation or transfer of assets. The limitations of this Section shall not prohibit a merger, consolidation or transfer of assets or liabilities that is permissible under regulations issued pursuant to Code Section 414(1).

13.6 Application of Forfeitures. Values arising upon a Participant's termination of service without a vested interest and any other forfeitures under the Plan shall be applied to reduce the Employer's Contributions. Forfeitures shall not be applied to increase the benefits any Participant would otherwise receive under the Plan.

13.7 Uniformed Services Employment and Reemployment Rights Act. Notwithstanding any provision in the Plan to the contrary, contributions, credit and benefits with respect to qualified military service will be provided in accordance with
Section 414(u) of the Code. This Section is effective December 12, 1994.

13.8 Plan Intended To Qualify Under Code Section 401(a). The Plan is intended to qualify under Code Section 401(a) and shall be construed in accordance with such intention. No person shall be entitled to require the Plan to provide any benefit or take or refrain from taking any action that the Benefits Committee believes in its discretion would cause the Plan to fail to so qualify. The Plan is also intended to meet the requirements of ERISA.

13.9 Appendices and Schedules. The appendices and schedules attached to this instrument are part of the Plan. Provisions included in an attached appendix or schedule that affect the rights under the Plan of any person shall not modify the terms of the Plan except as specifically provided in such appendix or schedule.

13.10 Headings For Convenience Only. Headings of articles, sections, subsections and appendices are inserted for convenience of reference only and are not to be used in construing the Plan or any provision thereof.

13.11 Applicable Law. This Plan shall be construed, administered and enforced in accordance with the laws of the State of New York except as preempted by the laws of the United States.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 69 of April 1, 1998 Plan Restatement


         IN WITNESS WHEREOF, this restatement of The Columbus McKinnon Corporation Monthly Retirement Benefit Plan has been signed by an officer of the Corporation duly authorized by its Board of Directors on the 30th day of June, 1998 but effective as provided hereinabove.


                                           COLUMBUS McKINNON CORPORATION
                                           -----------------------------



                                           by: \s\ Robert L. Montgomery, Jr.
                                           ---------------------------------


                                           title:   Executive Vice President
                                           ---------------------------------


493399.1

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 70 of April 1, 1998 Plan Restatement


                                   APPENDIX A
                                   ----------
                                     TABLE 1
                                     -------


TABLE OF ACTUARIAL EQUIVALENT FACTORS TO BE USED IN CONVERTING THE NORMAL LIFE ANNUITY FORM OF PAYMENT TO A JOINT AND SURVIVOR FORM


Ages as of Nearest Birthday
at Benefit Commencement Date                Actuarial Equivalent Factors
----------------------------                ----------------------------
 Participant   Spouse        50% J & S        66-2/3% J & S      100% J & S
 -----------   ------        ---------        -------------      ----------

     75          85            .926               .904              .863
     75          80            .894               .864              .808
     75          75            .858               .819              .751
     75          70            .821               .775              .696
     75          65            .786               .734              .648
     75          60            .755               .698              .606

     70          80            .932               .912              .873
     70          75            .906               .878              .828
     70          70            .878               .843              .782
     70          65            .849               .808              .738
     70          60            .822               .776              .698
     70          55            .798               .748              .664

     65          75            .939               .920              .885
     65          70            .918               .893              .848
     65          65            .896               .866              .811
     65          60            .874               .839              .776
     65          55            .854               .814              .745
     65          50            .836               .793              .718

     60          70            .947               .930              .899
     60          65            .931               .910              .870
     60          60            .914               .888              .842
     60          55            .898               .868              .814
     60          50            .883               .850              .790
     60          45            .870               .834              .770

Factors will be determined by interpolation based on ages as of nearest birthday at benefit commencement date.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 71 of April 1, 1998 Plan Restatement


                                   APPENDIX A
                                   ----------

                                     TABLE 2
                                     -------

TABLE OF ACTUARIAL EQUIVALENT FACTORS TO BE USED IN CONVERTING THE NORMAL LIFE ANNUITY FORM OF PAYMENT TO A PERIOD CERTAIN AND LIFE ANNUITY FORM


         Age as of Nearest Birthday                 Actuarial Equivalent Factor
                                                    ---------------------------
         at Benefit Commencement Date                       10 C & L
         ----------------------------                       --------

                    80                                        .746
                    79                                        .765
                    78                                        .784
                    77                                        .801
                    76                                        .818

                    75                                        .833
                    74                                        .847
                    73                                        .860
                    72                                        .872
                    71                                        .883

                    70                                        .893
                    69                                        .902
                    68                                        .911
                    67                                        .919
                    66                                        .927

                    65                                        .934
                    64                                        .940
                    63                                        .946
                    62                                        .951
                    61                                        .956

                    60                                        .960

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 72 of April 1, 1998 Plan Restatement

                                   APPENDIX A
                                   ----------

                                     TABLE 3
                                     -------

TABLE OF ACTUARIAL EQUIVALENT FACTORS TO BE USED IN DETERMINING THE AMOUNT OF LIFE ANNUITY COMMENCING ON AN EARLY RETIREMENT DATE


                  Age at Early                              Actuarial
                Retirement Date                         Equivalent Factor
                ---------------                         -----------------

                      65                                     1.000

                      64                                      .906

                      63                                      .824

                      62                                      .750

                      61                                      .685

                      60                                      .626


Factors will be determined by interpolation based on the attained age to the completed month.

                          COLUMBUS McKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

                      SCHEDULE 1 of 1998 PLAN RESTATEMENT

                      SPECIAL RULES APPLICABLE WITH RESPECT
                    TO EMPLOYEES WHO WERE ACTIVE PARTICIPANTS
                                ON MARCH 31, 1998


SECTION 1.1 INTRODUCTION

     The Columbus McKinnon Corporation Monthly Retirement Benefit Plan (the "Plan") was established on April 1, 1987 by the amendment and restatement of the Retirement Plan for Salaried Employees of the Midland Forge Division of Columbus McKinnon Corporation.

     Originally, the Plan was a career average defined benefit pension plan which provided an accrued benefit equal the sum of separate benefits earned by participants with respect to each year of participation. Effective April 1, 1998, the Plan was converted to a final average pay plan which provides an accrued benefit equal to a percentage of a Participant's Final Average Earnings multiplied times Benefit Service. This Schedule 1 provides transition rules for all Employees who were Active Participants in the Plan on March 31, 1998.


SECTION 1.2 DEFINITIONS

     Capitalized terms used in this Schedule 1 shall have the meanings set forth in Article I of the Plan except that the following terms shall have the meanings set forth below solely for the purposes of this Schedule 1:

1.2.1 "COLUMBUS MCKINNON SALARIED PLAN" means the Columbus McKinnon Corporation Retirement Plan for Salaried Employees which originally covered only salaried employees of the Corporation not covered under other salaried-employee-only plans and which was terminated effective March 31, 1987.

1.2.2 "COLUMBUS MCKINNON SALARIED PLAN PARTICIPANT" means an Employee who belonged to the class of employees eligible to participate in the Columbus McKinnon Salaried Plan as in effect on March 31, 1987 and who became an Active Participant in the Plan on or after April 1, 1987.

1.2.3 "DIXIE INDUSTRIES SALARIED PLAN" means the Retirement Plan for Salaried Employees of the Dixie Industries Division of Columbus McKinnon Corporation

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 2 of Schedule 1 of 1998 Plan Restatement
Re:  Employees Who Were Active Participants on March 31, 1998


which originally covered only salaried employees of the Corporation's Dixie Industries Division and which was merged into the "Plan" effective April 1, 1987.

1.2.4 "DIXIE INDUSTRIES SALARIED PLAN PARTICIPANT" means an Employee who belonged to the class of employees eligible to participate in the Dixie Industries Salaried Plan as in effect on March 31, 1987 and who became an Active Participant in the Plan on or after April 1, 1987.

1.2.5 "DURBIN DURCO EXEMPT EMPLOYEE" means an exempt salaried employee of Durbin Durco Corporation (which corporation merged into Columbus McKinnon Corporation on February 24, 1995) who became an Active Participant in the Plan on or after April 1, 1995.

1.2.6 "LIFT-TECH SALARIED EMPLOYEE" means a salaried employee of Lift-Tech International, Inc. (which corporation merged into Columbus McKinnon Corporation on March 31, 1997) who became an Active Participant in the Plan on or after April 1, 1996. (Lift-Tech became a participating Employer on April 1, 1996.)

1.2.7 "MIDLAND FORGE SALARIED PLAN" means the Retirement Plan for Salaried Employees of the Midland Forge Division of Columbus McKinnon Corporation which originally covered only salaried employees of the Corporation's Midland Forge Division and which was amended and restated as the "Plan" effective April 1, 1987.

1.2.8 "MIDLAND FORGE SALARIED PLAN PARTICIPANT" means an Employee who belonged to the class of employees eligible to participate in the Midland Forge Salaried Plan as in effect on March 31, 1987 and who became an Active Participant in the Plan on or after April 1, 1987.

1.2.9 "NEW PLAN BENEFIT FORMULA" means the final average pay benefit formula that became effective under the Plan on April 1, 1998, as it may be amended from time to time thereafter.

1.2.10 "NEW BENEFIT SERVICE" means Benefit Service earned under the Plan on and after April 1, 1998.

1.2.11 "OLD PLAN BENEFIT FORMULA" means the career average benefit formula as was in effect under the Plan from time to time, after March 31, 1987 and before April 1, 1998.

1.2.12 "OTHER SALARIED  EMPLOYEE" means a salaried employee of Columbus McKinnon

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 3 of Schedule 1 of 1998 Plan Restatement
Re:  Employees Who Were Active Participants on March 31, 1998


Corporation or an Affiliate who was eligible to participate in the Plan on March 31, 1998 and who does not belong to any other group of employees described in
Section 1.2 of this Schedule 1.

1.2.13 "PAST BENEFIT SERVICE" means Benefit Service granted to a Pre-April 1, 1998 Participant with respect to employment before April 1, 1998, as provided in
Section 1.3 of this Schedule 1, which is taken into account in determining the Participant's Accrued Benefit under the New Formula Only Benefit, as provided in
Section 1.4.1 of this Schedule 1.

1.2.14 "PRE-APRIL 1, 1998 PARTICIPANT" means any of the following persons who became an Active Participant in the Plan before April 1, 1998:

     (1) a Columbus McKinnon Salaried Plan Participant,

     (2) a Dixie Industries Salaried Plan Participant,

     (3) a Durbin Durco Exempt Employee,

     (4) a Lift-Tech Salaried Employee,

     (5) a Midland Forge Salaried Plan Participant,

     (6) a Positech Employee,

     (7) a Tonawanda Employee, and

     (8 an Other Salaried Employee.

1.2.15 "POSITECH EMPLOYEE" means an employee of Positech Corporation (now a division of the Corporation), whether salaried or hourly, who became an Active Participant in the Plan on or after April 1, 1991.

1.2.16   "TONAWANDA   EMPLOYEE"  means  a  nonunion   factory  employee  at  the
Corporation's Tonawanda facility, whether salaried or hourly, who became an Active Participant in the Plan on or after September 1, 1988.


SECTION 1.3 PAST BENEFIT SERVICE

     Pre-April 1, 1998 Participants are granted the following Past Benefit Service for the purpose of determining their New Formula Only Benefit:

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 4 of Schedule 1 of 1998 Plan Restatement
Re:  Employees Who Were Active Participants on March 31, 1998


1.3.1 The Past Benefit Service of a Columbus McKinnon Salaried Plan Participant shall include all Benefit Service earned under the terms of the Plan after March 31, 1987 and before April 1, 1998.

1.3.2 The Past Benefit Service of a Dixie Industries Salaried Plan Participant shall include all Benefit Service earned under the terms of the Plan after March 31, 1987 and before April 1, 1998.

1.3.3 The Past Benefit Service of a Durbin Durco Exempt Employee shall include all Benefit Service earned under the Plan on and after March 31, 1995 and before April 1, 1998.

1.3.4 The Past Benefit Service of a Lift-Tech Salaried Employee shall include all Benefit Service earned under the Plan on and after March 31, 1996 and before April 1, 1998.

1.3.5 The Past Benefit Service of a Midland Forge Salaried Plan Participant shall include all Benefit Service earned under the terms of the Plan after March 31, 1987 and before April 1, 1998.

1.3.6 The Past Benefit Service of a Positech Employee shall include all Benefit Service earned under the Plan on and after March 31, 1991 and before April 1, 1998.

1.3.7 The Past Benefit Service of a Tonawanda Employee shall include all Benefit Service earned under the Plan after August 31, 1988 and before April 1, 1998.

1.3.8 The Past Benefit Service of an Other Salaried Employee shall include all Benefit Service earned under the Plan after March 31, 1987 and before April 1, 1998.


SECTION 1.4 ACCRUED BENEFIT OF PRE-APRIL 1, 1998 PARTICIPANTS

The Accrued Benefit under the Plan of a Pre-April 1, 1998 Participant shall be the greater of (i) his New Formula Only Benefit determined under Section 1.4.1 of this Schedule 1 or (ii) his Aggregate Benefit determined under Section 1.4.2 of this Schedule 1.

1.4.1 NEW FORMULA ONLY BENEFIT. This benefit is the Participant's Accrued Benefit determined using the New Plan Benefit Formula where Final Average Earnings is calculated on the basis of Earnings paid both before and after April 1, 1998 and where Benefit Service includes both New Benefit Service and Past Benefit Service.

Columbus McKinnon Corporation Monthly Retirement Benefit Plan
Page 5 of Schedule 1 of 1998 Plan Restatement
Re:  Employees Who Were Active Participants on March 31, 1998


1.4.2 AGGREGATE BENEFIT. This benefit is the sum [A] and [B] where:

     [A] is the Employee's Accrued Benefit determined using the Old Plan Benefit Formula taking into account only the Employee's service completed before April 1, 1998, and calculated under the terms of the Plan in effect on March 31, 1998 with the assumption that the Employee separated from service on March 31, 1998, and

     [B] is the Employee's Accrued Benefit determined using the New Plan Benefit Formula where Final Average Earnings are calculated on the basis of Earnings paid both before and after April 1, 1998 and where Benefit Service includes only New Benefit Service.


495932.1

                          COLUMBUS McKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

                                   SCHEDULE 2

                 PENSION PLAN FOR NON-UNION HOURLY EMPLOYEES OF
                          COLUMBUS MCKINNON CORPORATION
           MERGER INTO THE MRB PLAN, TREATMENT OF FORMER PARTICIPANTS

                         Schedule 2 -- Table of Contents

SECTION 2.1  INTRODUCTION                                                   1

SECTION 2.2  DEFINITIONS                                                    2
        2.2.1   Active NUHP Participant                                     2
        2.2.2   Disability Date                                             2
        2.2.3   Hour of Service                                             3
        2.2.4   Inactive NUHP Participant                                   3
        2.2.5   Merger Date                                                 3
        2.2.6   MRB Plan                                                    3
        2.2.7   MRB Plan Benefit                                            3
        2.2.8   New Benefit Service                                         3
        2.2.9   New-Service-Only MRB Plan Benefit                           3
        2.2.10  Non-Union Hourly Plan                                       4
        2.2.11  Normal Retirement Date                                      4
        2.2.12  NUHP Benefit                                                4
        2.2.13  NUHP Benefit Service                                        4
        2.2.14  NUHP Disability Benefit                                     6
        2.2.15  NUHP Eligible Employee                                      6
        2.2.16  NUHP Monthly Benefit Rate                                   7
        2.2.17  NUHP Participant                                            7
        2.2.18  NUHP Prior Plans                                            7
        2.2.19  NUHP Vesting Service.                                       7
        2.2.20  1-Year Break in NUHP Service                                9
        2.2.21  Permanently Disabled.                                       9
        2.2.22  Section References                                         10

SECTION 2.3  PARTICIPATION IN THE MRB PLAN                                 10
        2.3.1   When NUHP Participants Become "Participants" in the MRB
                Plan                                                       10
        2.3.2   Determination of MRB Plan Benefit                          10
        2.3.3   Time When MRB Plan Benefit Is Paid                         10
        2.3.4   Form in Which MRB Plan Benefit Is Paid                     10
        2.3.5   Determination of Benefit Service                           10
        2.3.6   Determination of Vesting Service                           10
        2.3.7   Offset of Certain Amounts against MRB Plan Benefit         11

                         Schedule 2 -- Table of Contents

SECTION 2.4  MERGER OF NON-UNION HOURLY PLAN INTO THE MRB PLAN             11
        2.4.1   Merger of Non-Union  Hourly Plan into the MRB Plan         11
        2.4.2   Payment of  Non-Union Hourly  Plan  Benefits               11
        2.4.3   Conflict  With  Non-Union  Hourly Plan Documents           11

SECTION 2.5  WHEN NUHP BENEFIT IS PAYABLE                                  11
        2.5.1   Inactive NUHP Participants                                 11
        2.5.2   Active NUHP Participants                                   12

SECTION 2.6  COMPUTATION OF NUHP BENEFIT                                   12
        2.6.1   Inactive NUHP Participants                                 12
        2.6.2   Active NUHP Participants                                   12
        2.6.3   NUHP Benefit Formula                                       12

SECTION 2.7  ADJUSTMENT OF BENEFIT TO REFLECT TIME OF PAYMENT              13
        2.7.1   Inactive NUHP Participants                                 13
        2.7.2   Active NUHP Participants                                   13

SECTION 2.8  FORM OF NUHP BENEFIT                                          13
        2.8.1   Inactive NUHP Participants                                 13
        2.8.2   Active NUHP Participants                                   13
        2.8.3   Cash-out of Minimum Benefit                                13

SECTION 2.9  REEMPLOYMENT AFTER COMMENCEMENT OF BENEFITS                   14
        2.9.1   Suspension of Benefit Payments                             14

SECTION 2.10  PRERETIREMENT SPOUSE'S BENEFIT                               14
        2.10.1  Inactive NUHP Participants                                 14
        2.10.2  Active NUHP Participants                                   14

SECTION 2.11  DISABILITY BENEFITS                                          14
        2.11.1  NUHP Participants Receiving Disability Benefits on Merger
                Date                                                       14
        2.11.2  NUHP Participants Who Are Disabled on the Merger Date      15
        2.11.3  NUHP Participants Who Are Not Disabled on the Merger Date  15


APPENDIX S2-A

     Monthly Benefit Rates Prior to January 1, 1989                        16

     Monthly Benefit Rates Prior on and after January 1, 1989              18

                         Schedule 2 -- Table of Contents
                          COLUMBUS McKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

                                   SCHEDULE 2

                 PENSION PLAN FOR NON-UNION HOURLY EMPLOYEES OF
                          COLUMBUS MCKINNON CORPORATION
           MERGER INTO THE MRB PLAN, TREATMENT OF FORMER PARTICIPANTS



SECTION 2.1 INTRODUCTION

     Columbus McKinnon Corporation (the "Corporation") established the Pension Plan for Non-Union Hourly Employees of Columbus McKinnon Corporation (the "Non-Union Hourly Plan") by amendment and restatement of the Pension Plan for Non-Union Hourly Employees of Columbus McKinnon Corporation at Lexington, Kentucky, effective January 1, 1989. The Corporation wishes to consolidate the defined benefit pension plans covering its nonunion employees. In furtherance of that goal, the Corporation has:

     Caused the Non-Union Hourly Plan to be amended to discontinue benefit accruals effective March 31, 1998,

     Extended   coverage  under  the  Columbus  McKinnon   Corporation   Monthly
     Retirement Benefit Plan (the "MRB Plan") to Employees covered under the Non-Union Hourly Plan effective April 1, 1998, and

     Authorized the merger of the Non-Union Hourly Plan into the MRB Plan on December 31, 1998.

     This Schedule 2 provides special rules pursuant to which participants in the Non-Union Hourly Plan will participate in the MRB Plan beginning on April 1, 1998. In accordance with this Schedule 2, participants in the Non-Union Hourly Plan who become Active Participants in the MRB Plan on April 1, 1998:

     will receive a benefit under the MRB Plan (their "MRB Plan Benefit") equal to the sum of:

          their benefit accrued under the Non-Union Hourly Plan as of March 31, 1998 (their "NUHP Benefit") plus their  benefit  accrued  under the MRB Plan with  respect  to  service

                                   Page 2 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan

          earned  after  March  31,  1998  (their   "New-Service-Only  MRB  Plan
          Benefit"), and

          may receive both their NUHP Benefit and their New-Service-Only MRB Plan Benefit at any time and in any form provided in of the MRB Plan.

     In addition, this Schedule 2provides for the merger of the Non-Union Hourly Plan into the MRB Plan on December 31, 1998. Participants in the Non-Union Hourly Plan who do not became Active Participants in the MRB Plan on April 1, 1998, and who are in pay status before the Merger Date:

          will continue to receive their benefit in the amount and in the form previously determined under the Non-Union Hourly Plan but their benefit will be paid from the MRB Plan.

Participants in the Non-Union Hourly Plan who do not became Active Participants in the MRB Plan on April 1, 1998, but who are not in pay status before the Merger Date:

          will receive a benefit under the MRB Plan (their "MRB Plan Benefit") equal to their benefit accrued under the Non-Union Hourly Plan as of March 31, 1998 (their "NUHP Benefit"), and may receive their NUHP Benefit at any time and in any form provided in Non-Union Hourly Plan.

     This Schedule 2 should be construed so as to achieve its purposes as set forth in this Introduction including the preservation of benefits and benefit forms accrued under the Non-Union Hourly Plan and the avoidance of the duplication of benefits under the MRB Plan and the Non-Union Hourly Plan for the same periods of Benefit Service.

     This Section 2.1 is intended merely as an overview and actual benefit calculations shall be made on the basis of the rules set forth in the subsequent sections of this Schedule 2.


SECTION 2.2 DEFINITIONS

     Capitalized terms used in this Schedule shall have the meanings set forth in Article I of the MRB Plan except that the following terms shall have the meanings set forth below solely for purposes of this Schedule :

                                   Page 3 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan

2.2.1 ACTIVE
NUHP PARTICIPANT means an individual who was an active participant in the Non-Union Hourly Plan on March 31, 1998 and who was an Eligible Employee on April 1, 1998.

2.2.2  DISABILITY  DATE .

     (a) ELIGIBILITY. A NUHP Participant will be eligible to have a Disability Date if the Participant becomes Permanently Disabled at a time when [1] the Participant is an Employee, [2] the Participant has attained age 40 but has not attained age 65, and [3] the Participant has completed at least 10 years of NUHP Vesting Service.

     (b) MEANING. "Disability Date" means the first day of the month following the later of: [1] the last month in which a Participant, who has met the eligibility requirements of , was entitled to receive any sickness and accident or salary continuance payments provided in whole or in part by contributions of the Employer, or [2] the last month before the Participant begins to receive or becomes eligible to receive Social Security disability payments on account of his disability.

2.2.3 HOUR OF SERVICE . For the purposes of this Schedule 2, the term "Hour of Service" shall have the meaning set forth in the MRB Plan except that the equivalency rule set forth at Section 1.23(d) of the MRB Plan shall not apply.

2.2.4 INACTIVE NUHP PARTICIPANT means any person who has an accrued benefit under the Non-Union Hourly Plan on the Merger Date and who is not an Active NUHP Participant. If an Inactive NUHP Participant becomes a Participant under the MRB Plan after April 1, 1998, that person's rights with respect to any benefit accrued under the MRB Plan shall be determined under the provisions of the MRB Plan exclusive of this Schedule 2.

2.2.5 MERGER DATE means December 31, 1998.

2.2.6 MRB PLAN means the Columbus McKinnon Corporation Monthly Retirement Benefit Plan, as amended, of which this Schedule 2 is a part.

2.2.7 MRB PLAN BENEFIT means the entire benefit payable to a NUHP Participant under the MRB Plan including this Schedule 2. The MRB Plan Benefit of an Active NUHP Participant is determined under Section 2.3.2 . The MRB Plan Benefit of an Inactive NUHP Participant is his NUHP Benefit.

2.2.8 NEW BENEFIT SERVICE means Benefit Service earned by an Active NUHP Participant after March 31, 1998 in accordance with Section 2.3 of the MRB Plan

                                   Page 4 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


as modified by Section 2.3.5 of this Schedule 2.

2.2.9 NEW-SERVICE-ONLY MRB PLAN BENEFIT means the Accrued Benefit earned under the MRB Plan by an Active NUHP Participant where the benefit is calculated by on the basis of the Participant's New Benefit Service, his Earnings (within the meaning of Article I of the MRB Plan) paid before and after March 31, 1998, and on the MRB Plan benefit formula in effect on and after April 1, 1998. The Benefit Service taken into account in calculating a Participant's New-Service-Only MRB Plan Benefit shall not exceed 35 years reduced by the number of years of NUHP Benefit Service used to calculate the Participant's NUHP Benefit.

2.2.10 NON-UNION HOURLY PLAN means the Pension Plan for Non-Union Hourly Employees of Columbus McKinnon Corporation which was merged into the MRB Plan effective December 31, 1998 and which is evidenced by the following documents:

     (a) The Pension Plan for Non-Union Hourly Employees of Columbus McKinnon Corporation as amended and restated effective January 1, 1989, and

     (b) Amendment 1 effective as of March 31, 1998.

     (c) Amendment 2 effective as of various dates.

2.2.11 NORMAL RETIREMENT DATE has the same meaning as in Section 1.26 of the MRB Plan except that, when applied with respect to the NUHP Benefit of a Participant hired after the age of 59, it means the first day of the month coincident with or next following the later of [1] the date the Participant attains age 65, or [2] the 5th anniversary of the date on which the Participant first performed an Hour of Service.

2.2.12 NUHP BENEFIT means the benefit accrued under the Non-Union Hourly Plan on behalf of a NUHP Participant as of March 31, 1998. Consistent with the amendment of the Non-Union Hourly Plan to freeze benefit accruals on March 31, 1998, this benefit shall be determined as if the Participant terminated employment on March 31, 1998, or on his actual employment termination date if earlier than March 31, 1998.

2.2.13 NUHP BENEFIT SERVICE means benefit service earned under the Non-Union Hourly Plan before April 1, 1998 in accordance with the following rules:

     (a) IN GENERAL. A NUHP Participant shall be credited with years of NUHP Benefit Service in accordance with the following table:

                                   Page 5 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan

              Hours of Service                   Fraction of a Year of Benefit
            Credited in Calendar Year                  Service Credited
            -------------------------            -----------------------------
          Less than 390 hours ..............                   0
          390 but less than 750 hours ......                  1/4
          750 but less than 1300 hours .....                  1/2
          1300 but less than 1600 hours ....                  3/4
          1600 or more hours ...............                1 year

          Provided, however, that:

               (1) Any NUHP Eligible Employee who is a NUHP Participant for the entire calendar year and completes at least 1000 Hours of Service during such year will be credited with not less than the ratable portion of a year of NUHP Benefit Service earned, based on his actual hours of NUHP Benefit Service divided by 2000;

               (2) Any NUHP Participant whose NUHP Benefit Service stops or starts during a calendar year will be credited with not less than he would be entitled to under Section 2.2.13(a)(1), based on his actual hours of NUHP Benefit Service, provided that when his hours of NUHP Benefit Service are annualized he is found to work at the rate of 1,000 or more Hours of Service per calendar year.

     (b) Special Rules for Crediting NUHP Benefit Service.

               (1) Any NUHP Participant who has completed at least 390 hours of NUHP Benefit Service in a calendar year shall accrue a NUHP Benefit for such year whether or not the NUHP Participant has terminated employment before the end of the calendar year.

               (2) In the case of a NUHP Participant whose vested interest in his NUHP Benefit is zero, service earned by the NUHP Participant before any period of consecutive 1-Year Breaks in NUHP Service shall be taken into account or not taken into account for purposes of determining NUHP Benefit Service under break-in-service rules similar to those set forth in Section 2.2(c) of the MRB Plan.

               (3) Rules similar to those set forth in Section 2.3(b) of the MRB Plan shall be applied in determining NUHP Benefit Service. Thus, service completed before participation in the Non-Union Hourly Plan, service completed when the employee was not an NUHP Eligible Employee, and service prior to an automatic cash-out like that required under
          Section 5.4 of the MRB Plan shall not be counted as NUHP Benefit Service.

                                   Page 6 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan

               (4) Special Rule for Calculating Benefit Service in 1998. Notwithstanding any provision in the Plan to the contrary, a Participant who earns at least 250 Hours of Service as an Eligible Employee during the period from January 1, 1998 through March 31, 1998 shall be credited with not less than 1/4 of a year of NUHP Benefit Service with respect to that period.

          (c) Service Under Prior Plans. A NUHP Participant's years of NUHP Benefit Service prior to January 1, 1989 shall be the years of NUHP Benefit Service awarded to the NUHP Participant as of December 31, 1988 in accordance with the provisions of the Non-Union Hourly Plan or the NUHP Prior Plan in which he participated before January 1, 1989; provided, however, that:

               (1) the years of NUHP Benefit Service awarded to a Participant who participated in the Dixie Plan shall be adjusted to include a partial year of NUHP Benefit Service for service by such Participant from April 1, 1988 to December 31, 1988,

               (2) the years of NUHP Benefit Service awarded to a Participant who was excluded from participation in the Non-Union Hourly Plan or applicable NUHP Prior Plan because he was hired after the maximum age limitation in such plan as it was in effect before January 1, 1988 (April 1, 1988 for the Dixie Plan) and who became a Participant in such plan on January 1, 1988 (April 1, 1988 for a Dixie Plan Participant) shall entirely exclude all NUHP Benefit Service prior to January 1, 1988 (April 1, 1988 for a Dixie Plan Participant);

               (3) the years of NUHP Benefit Service awarded to a NUHP Participant in the Non-Union Hourly Plan or applicable NUHP Prior Plan who continues in service beyond his Normal Retirement Date and who retires on or after January 1, 1988 (April 1, 1988 for a Dixie Plan
          Participant) shall include NUHP Benefit Service up to his actual retirement date; and

               (4) the years of NUHP Benefit Service awarded to a NUHP Participant in the Non-Union Hourly Plan or applicable NUHP Prior Plan who continued in service beyond his Normal Retirement Date and who retired prior to January 1, 1988 (April 1, 1988 for a Dixie Plan Participant) shall be limited to NUHP Benefit Service prior to his Normal Retirement Date if earlier than his actual retirement date.

2.2.14  NUHP  DISABILITY  BENEFIT  means an  ancillary  benefit in the form of a

                                   Page 7 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan

monthly payment beginning on a NUHP Participant's Disability Date and continuing until the earlier of the Participant's Normal Retirement Date or the date on which the Participant no longer is Permanently Disabled. The benefit shall be in an amount equal to the Participant's NUHP Benefit calculated as of the Participant's Disability Date.

2.2.15 NUHP ELIGIBLE EMPLOYEE means an individual who is a "factory hourly" employee of the Corporation or an Affiliate, who is employed at a workplace located in the United States of America, who is not a Leased Employee and who is not, during the period of reference, a participant in any other defined benefit pension plan maintained by the Corporation or an Affiliate.

2.2.16 NUHP MONTHLY BENEFIT RATE means the applicable monthly benefit rate set forth in Appendix S2-A attached to this Schedule 2.

2.2.17 NUHP PARTICIPANT may mean an Active NUHP Participant or an Inactive NUHP Participant.

2.2.18 NUHP PRIOR PLANS . Prior to January 1, 1989, the Corporation maintained on an active basis:

     [1] the Pension Plan for Hourly Employees of Columbus McKinnon Corporation at Manatee, Florida ("Manatee Plan"),

     [2]  Pension  Plan  B  for   Non-Union   Employees  of  Columbus   McKinnon
          Corporation ("Plan B"),

     [3] the Pension Plan for Hourly Employees of the Dixie Industries Division of Columbus McKinnon Corporation ("Dixie Plan"), and

     [4] the Pension Plan for Hourly Employees of Columbus McKinnon Corporation at Lexington, Tennessee ("Lexington Plan").

The Non-Union Hourly Plan was established by amendment and restatement of the Lexington Plan, effective January 1, 1989. The Manatee Plan, Plan B and the Dixie Plan were merged into the Non-Union Hourly Plan effective as of January 1, 1989. Accordingly, the Manatee Plan, Plan B and the Dixie Plan are referred to as the "NUHP Prior Plans." The Lexington Plan is the same as the Non-Union Hourly Plan.

2.2.19 NUHP VESTING SERVICE. A NUHP Participant must have at least 5 years of NUHP Vesting Service (10 years if the Participant has not earned an Hour of Service on or after January 1, 1989) in order to have a vested interest in his

                                   Page 8 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan

NUHP Benefit. A Participant's NUHP Vesting Service is equal to the sum of his vesting service determined under (a) and (b) of this section.

     (a) NUHP Vesting Service Earned On and After January 1, 1999. NUHP Vesting Service earned by a Participant on and after January 1, 1999 shall be determined in accordance with the rules of Section 2.2 of the MRB Plan.

     (b) NUHP Vesting Service Earned Before January 1, 1999. NUHP Vesting Service earned by a Participant before January 1, 1999 shall be determined in accordance with the rules of this Section 2.2.19(b).

          (1) Vesting Service after January 1, 1989. Effective on and after January 1, 1989 and subject to the provisions of this Section 2.2.19(b), an Employee shall be awarded vesting service for the aggregate of years of vesting service and fractions thereof determined in accordance with the following table:

           Hours of Service                        Fraction of Year of Vesting
          Credited in a Calendar Year                    Service  Credited
          ---------------------------              ---------------------------

          1000 or more hours                                          1
          750 hours but less than 1000 hours                         1/2
          390 hours but less than 750 hours                          1/4

          (2) Exclusion of Service Before Age 18. Vesting Service shall exclude service completed before the Employee attains age 18.

          (3) Exclusion of Service Before 1-Year Break In Service. In the case of a NUHP Participant whose vested interest in his NUHP Benefit is zero, service earned by the Participant before any period of consecutive 1-Year Breaks in NUHP Service shall not be taken into account for purposes of determining vesting service if the number of consecutive 1-Year Breaks in NUHP Service within such period equals or exceeds the greater of [1] 5, or [2] the aggregate number of years of vesting service before such period of consecutive 1-Year Breaks in NUHP Service.

          (4) Special Rules for Dixie Plan.

               (A) If a Participant who participated in the Dixie Plan terminated his employment with the Employer before January 1, 1989 and before his Normal Retirement Date but after the completion of three years of Vesting Service, such Participant shall be entitled to a

                                   Page 9 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan

          retirement benefit determined in accordance with the terms of the Dixie Plan as in effect on the date his employment terminated.

               (B) The schedule for Vesting Service provided in Section 2.2.19(b)(1) shall be adjusted ratably for a Participant who participated in the Dixie Plan for all or any part of the short plan year commencing April 1, 1988 and ending December 31, 1988.

               (C) If a Participant who participated in the Dixie Plan has not completed five years of Vesting Service but has completed three years of Vesting Service before January 1, 1989, such Participant will be vested in a portion of his Accrued Benefit in accordance with the vesting schedule in effect under the Dixie Plan on December 31, 1988.

          (5)  Vesting  Service  under NUHP Prior  Plans.  Except as provided in
     Section 2.2.19(b)(4), for purposes of this Section, a Participant's years of Vesting Service prior to January 1, 1989 shall be awarded to the Participant as of December 31, 1988 in accordance with the provisions of the Non-Union Hourly Plan or the NUHP Prior Plan in which he participated as in effect on such date.

2.2.20 1-YEAR BREAK IN NUHP SERVICE .

     (a) In General. The term "1-Year Break in NUHP Service" means a calendar year during which an Employee has not completed more than 390 Hours of Service. (The term "NUHP Prior Plan plan year" is substituted for "calendar year" in the preceding sentence for the purpose of determining a break in service under a NUHP Prior Plan.)

     (b) Special Rule For Maternity Or Paternity Absences. Solely for purposes of determining whether a 1-Year Break in NUHP Service has occurred, in the case of an individual who is absent from work for any period: [1] by reason of the pregnancy of the individual, [2] by reason of the birth of the child of the individual, [3] by reason of the placement of a child with the individual in connection with the adoption of such child by the individual, or [4] for purposes of caring for such child for a period beginning immediately following such birth or placement, the applicable plan shall treat as Hours of Service the hours that would have been credited to the individual if he had not been so absent (or 8 Hours of Service for each normal workday of such absence if the actual Hours of Service can not be determined). The individual shall be credited with such Hours of Service (up to a maximum of 390 Hours of Service) in the Plan Year in which the absence begins, if such crediting will prevent the individual

                                  Page 10 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan

from incurring a 1-Year Break in NUHP Service in such year, or in the next following Plan Year.

2.2.21  PERMANENTLY   DISABLED.  A  NUHP  Participant  shall  be  deemed  to  be
"permanently disabled" only if the Participant meets the following requirements of this Section 2.2.21:

     (a) he will be considered totally and permanently disabled if through unavoidable cause and as the result of disease or injury he is unable to perform substantially all the work pertaining to his occupation, and such disability is expected to continue until his death;

     (b) he will be deemed to have become disabled through unavoidable cause unless his disability (i) was contracted, suffered, or incurred as a result of his having engaged in the commission of a felony, (ii) resulted from his habitual drunkenness or addiction to narcotics, or (iii) resulted from an intentionally self-inflicted injury; and

     (c) he will not be considered to be permanently disabled unless he becomes entitled to disability benefits under the federal Social Security Act.

2.2.22 SECTION  REFERENCES . A section  reference in this Schedule 2 refers to a section in this Schedule 2 unless it refers explicitly to the MRB Plan. Any reference in this Schedule 2 to the "MRB Plan" is a reference to the MRB Plan excluding this Schedule 2 and all other schedules attached thereto and included therein, unless the context clearly indicates otherwise.


SECTION 2.3 PARTICIPATION IN THE MRB PLAN

2.3.1 WHEN NUHP PARTICIPANTS BECOME "PARTICIPANTS" IN THE MRB PLAN . Each Active NUHP Participant shall become an "Active Participant" in the MRB Plan as of April 1, 1998. An Inactive NUHP Participant shall not become an "Active Participant" in the MRB Plan except as provided under the terms of the MRB Plan exclusive of this Schedule 2.

2.3.2 DETERMINATION OF MRB PLAN BENEFIT . Each Active NUHP Participant shall be eligible to receive an MRB Plan Benefit equal to the sum of his NUHP Benefit plus his New-Service-Only MRB Plan Benefit.

2.3.3 TIME WHEN MRB PLAN BENEFIT IS PAID . The MRB Plan Benefit of an Active NUHP Participant shall be paid at a time determined under Article IV of the MRB Plan.

                                  Page 11 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


2.3.4 FORM IN WHICH MRB PLAN BENEFIT IS PAID . The MRB Plan Benefit of an Active NUHP Participant may be paid in any form permitted under, and shall be subject to all of the rules of, Article V of the MRB Plan.

2.3.5 DETERMINATION OF BENEFIT SERVICE . An Active NUHP Participant's Benefit Service (within the meaning of Article I of the MRB Plan) shall be determined under Section 2.3 of the MRB Plan. However, in making such determination under
Section 2.3 of the MRB Plan, the following special rules apply:

     (a) New Benefit Service Pro Rated in 1998. The Participant shall be deemed to have earned 0.75 years of New Benefit Service during the period from April 1, 1998 through December 31, 1998 provided that the Participant completes at least 750 Hours of Service as an Eligible Employee during that period.

2.3.6 DETERMINATION OF VESTING SERVICE . For the purpose of determining when an Active NUHP Participant is eligible for normal or early retirement under the MRB Plan, the Participant's Vesting Service (within the meaning of Article I of the MRB Plan) shall be determined under Section 2.2 of the MRB Plan. However, in making such determination under Section 2.2 of the MRB Plan, the Participant's Vesting Service determined as of any date prior to January 1, 1999 shall not be less than his NUHP Vesting Service determined as of that date.

2.3.7 OFFSET OF CERTAIN AMOUNTS AGAINST MRB PLAN BENEFIT . The MRB Plan Benefit paid to an Active NUHP Participant shall be reduced by the Actuarial Equivalent amount of benefits payable to the Participant under any defined benefit pension plan to which the Corporation or an Affiliate made contributions (including any such plan that has been merged into any other plan), to the extent that such benefits are attributable to the same years of service as benefits included in the MRB Plan Benefit.


SECTION 2.4 MERGER OF NON-UNION HOURLY PLAN INTO THE MRB PLAN

2.4.1 MERGER OF NON-UNION HOURLY PLAN INTO THE MRB PLAN . The Non-Union Hourly Plan shall be merged into the MRB Plan on the Merger Date.

2.4.2 PAYMENT OF NON-UNION HOURLY PLAN BENEFITS . Effective on and after the Merger Date, the MRB Plan shall be responsible for payment of all benefits accrued under the Non-Union Hourly Plan, including all such benefits in pay status or in deferred-vested status on the Merger Date.

2.4.3 CONFLICT WITH  NON-UNION  HOURLY PLAN DOCUMENTS . This Schedule 2 reflects

                                  Page 12 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan

the authority of the Retirement Committee to interpret the Non-Union Hourly Plan with a view toward resolving any conflicts and ambiguities that exist in the Non-Union Hourly Plan documents. If a provision in this Schedule 2 conflicts with an unambiguous, non-internally conflicting provision of the Non-Union Hourly Plan documents or any NUHP Prior Plan document, the Non-Union Hourly Plan document or NUHP Prior Plan document shall govern. In all other instances, this
Schedule 2 shall govern.


SECTION 2.5 WHEN NUHP BENEFIT IS PAYABLE

2.5.1 INACTIVE NUHP PARTICIPANTS .

     (a) Annuity Starting Date Before Merger Date. The NUHP Benefit of an Inactive NUHP Participant whose Annuity Starting Date occurred before the Merger Date shall continue to be paid after the Merger Date in accordance with the schedule of payment established on the Annuity Starting Date.

     (b) Annuity Starting Date On or After Merger Date. The NUHP Benefit of an Inactive NUHP Participant whose Annuity Starting Date occurs on or after the Merger Date may be paid beginning on the first day of any month after the Participant has attained age 60 and completed at least 5 years of NUHP Vesting Service, as elected by the Participant, but shall begin no later than the Participant's Normal Retirement Date.

2.5.2 ACTIVE NUHP PARTICIPANTS . The NUHP Benefit of an Active NUHP Participant shall be paid at the same time as the Participant's New-Service-Only MRB Plan Benefit, as provided in Section 2.3.3 of this Schedule 2.


SECTION 2.6 COMPUTATION OF NUHP BENEFIT

2.6.1 INACTIVE NUHP PARTICIPANTS .

     (a) Benefits In Pay Status On Merger Date. The NUHP Benefit of a NUHP Participant whose Annuity Starting Date occurred before the Merger Date shall continue to be paid after the Merger Date in accordance with the amount, form and schedule of payment established on the Annuity Starting Date.

     (b) Benefits Not In Pay Status On Merger Date. The NUHP Benefit of an Inactive NUHP Participant whose Annuity Starting Date occurs on or after the

                                  Page 13 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan

Merger Date shall be  determined  using the NUHP Benefit  formula set forth this
Section 2.6. The benefit so determined shall be adjusted to reflect time of payment as provided in Section 2.7, and shall be further adjusted as provided in
Section 2.8 if it is payable in a form other than a Straight Life Annuity.

2.6.2 ACTIVE NUHP PARTICIPANTS . The NUHP Benefit of an Active NUHP Participant shall be determined using the NUHP Benefit formula set forth this Section 2.6. The benefit so determined shall be adjusted to reflect time of payment as provided in Section 2.7, and shall be further adjusted as provided in Section
2.8 if it is payable in a form other than a Straight Life Annuity.

2.6.3 NUHP BENEFIT FORMULA .

     (a) In General. The NUHP Benefit of a NUHP Participant shall be calculated as a Straight Life Annuity beginning on the Participant's Normal Retirement Date in an monthly amount equal to the product of (1) multiplied times (2), where:

          (1) is the NUHP Monthly Benefit Rate in effect on the earlier of [A] the NUHP Participant's retirement date or, in the case of a deferred vested NUHP Participant, the date on which the NUHP Participant ceased to earn NUHP Benefit Service, or [B] March 31, 1998, and

          (2) is the Participant's years of NUHP Benefit Service.

     (b Additional Rules.

          (1) For purposes of this computation, the NUHP Participant's years of NUHP Benefit Service shall not exceed the Maximum Years of Benefit Service Counted as determined under the applicable table in Appendix S2-A.


SECTION 2.7 ADJUSTMENT OF BENEFIT TO REFLECT TIME OF PAYMENT

2.7.1 INACTIVE NUHP PARTICIPANTS . The NUHP Benefit of an Inactive NUHP Participant whose Annuity Starting Date occurs on or after the Merger Date shall be adjusted so that it is the Actuarial Equivalent (within the meaning of the MRB Plan) of the Participant's NUHP Benefit on the Participant's Normal Retirement Date.

2.7.2 ACTIVE NUHP PARTICIPANTS . The NUHP Benefit of an Active NUHP Participant shall be adjusted to reflect the commencement of benefit payments before or after the Participant's Normal Retirement Date in the manner determined under

                                  Page 14 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan

the MRB Plan exclusive of this Schedule 2.


SECTION 2.8 FORM OF NUHP BENEFIT

2.8.1 INACTIVE NUHP PARTICIPANTS . The NUHP Benefit of an Inactive NUHP Participant whose Annuity Starting Date occurs on or after the Merger Date may be paid in any form permitted under the MRB Plan, subject to the notice, election, spousal consent and other requirements of Article V of the MRB Plan. The NUHP Benefit shall be adjusted as provided in Article V of the MRB Plan if it is paid in a form other than a Straight Life Annuity.

2.8.2 ACTIVE NUHP PARTICIPANTS . The NUHP Benefit of an Active NUHP Participant shall be paid in the same form and shall be subject to the same adjustments provided in Article V of the MRB as the Participant's New-Service-Only MRB Plan Benefit.

2.8.3 CASH-OUT OF MINIMUM BENEFIT .

     (a) Mandatory Distribution. In the event that a NUHP Participant ceases to be an Employee at a time when the lump sum present value of his MRB Plan Benefit determined under Section 2.3.2 is $5,000 or less, the Participant shall be paid the benefit in a single sum as soon as practicable, as provided in Section 5.4 of the MRB Plan.

     (b) Survivor Benefits. Rules similar to those in Section 2.8.3(a) shall apply with respect to a survivor benefit payable to a spouse.

     (c) Payment After Annuity Starting Date. No distribution shall be made under to this Section 2.8.3 after the NUHP Participant's Annuity Starting Date unless the NUHP Participant and his spouse consent in writing to the distribution.


SECTION 2.9 REEMPLOYMENT AFTER COMMENCEMENT OF BENEFITS

2.9.1 SUSPENSION OF BENEFIT PAYMENTS . If a NUHP Participant is reemployed as an Employee after the Participant has begun to receive payment of his NUHP Benefit, payment of such benefit shall cease until the Participant is no longer an Employee (subject to required minimum distributions as provided under Section
5.5 of the MRB Plan) in accordance with Section 5.7 of the MRB Plan.

                                  Page 15 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



SECTION 2.10 PRERETIREMENT SPOUSE'S BENEFIT

2.10.1  INACTIVE NUHP  PARTICIPANTS  . The surviving  spouse of an Inactive
NUHP Participant who dies before his Annuity Starting Date shall be entitled to a Preretirement Spouse's Benefit with respect to the Participant's NUHP Benefit (if any) determined in accordance with Article VI of the MRB Plan provided, however, that such benefit shall not be payable before the date on which the Participant would have attained his 60th birthday.

2.10.2 ACTIVE NUHP PARTICIPANTS . The surviving spouse of an Active NUHP Participant who dies before his Annuity Starting Date shall be entitled to a Preretirement Spouse's Benefit with respect to the Participant's NUHP Benefit (if any) determined in accordance with Article VI of the MRB Plan.


SECTION 2.11 DISABILITY BENEFITS

2.11.1 NUHP PARTICIPANTS RECEIVING DISABILITY BENEFITS ON MERGER DATE . A NUHP Participant who is receiving a NUHP Disability Benefit as of the Merger Date shall continue to receive that benefit until the earlier [1] the Participant's Normal Retirement Date or [2] the date on which the Participant ceases to be Permanently Disabled. Upon attaining Normal Retirement Age, the Participant shall commence a his NUHP Benefit payable in the form elected by the Participant at that time as provided in Section 2.8 . In the event that the Participant dies before his Annuity Starting Date, no further benefit shall be payable except as may be provided in Section 2.10 of this Schedule 2. In the event that the Participant ceases to be Permanently Disabled before his Normal Retirement Date, the NUHP Disability Benefit shall cease and the Participant shall be eligible to receive his NUHP Benefit as provided in Section 2.5.

2.11.2 NUHP PARTICIPANTS WHO ARE DISABLED ON THE MERGER DATE . A NUHP Participant who is Permanently Disabled on the Merger Date but has not had a Disability Date on or before the Merger Date shall be entitled to a NUHP Disability Benefit provided the Participant has a Disability Date within 6 months following the Merger Date. The NUHP Disability Benefit shall be subject to the rules described in Section 2.11.1.

2.11.3 NUHP PARTICIPANTS WHO ARE NOT DISABLED ON THE MERGER DATE . A NUHP Participant who is not Permanently Disabled on the Merger Date shall not be entitled to a NUHP Disability Benefit even though the Participant may become disabled at a later time.

                                  Page 16 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



                                  APPENDIX S2-A
                                  -------------

                 Monthly Benefit Rates Prior to January 1, 1989
                 ----------------------------------------------


1. Pension Plan for Hourly Employees of Columbus McKinnon Corporation at Lexington, Tennessee

                                         NUHP Pension Factor     Maximum Years
   Pension Factor                         (Monthly Benefit        of Benefit
 Determination Date                             Rate)          Service Counted
--------------------------------------------------------------------------------

 Prior to January 1, 1979                     $3.00                Unlimited
 On or after January 1, 1979
    and prior to January 1, 1985               5.00                Unlimited
 On or after January 1, 1985
    and prior to January 1, 1988               7.00                Unlimited
 On or after January 1, 1988
    and prior to January 1, 1989               9.00                Unlimited


2. Pension Plan for Hourly Employees of Columbus McKinnon Corporation at Manatee, Florida


                                        NUHP Pension Factor      Maximum Years
   Pension Factor                        (Monthly Benefit         of Benefit
 Determination Date                            Rate)           Service Counted
--------------------------------------------------------------------------------

 Prior to January 1, 1980                     $4.00                Unlimited
 On or after January 1, 1980
    and prior to January 1, 1988               5.00                Unlimited
 On or after January 1, 1988
    and prior to January 1, 1989               9.00                Unlimited

                                  Page 17 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan

3. Pension Plan for Hourly Employees of the Dixie Industries Division of Columbus McKinnon Corporation


                                       NUHP Pension Factor       Maximum Years
   Pension Factor                       (Monthly Benefit           of Benefit
 Determination Date                           Rate)            Service Counted

 Prior to January 1, 1989                    $9.00                 Unlimited


4.   Pension Plan B for Non-Union Employees of Columbus McKinnon Corporation

         The sum of (i) and (ii) as follows:

                                       NUHP Pension Factor       Maximum Years
  (i) Pension Factor                    (Monthly Benefit           of Benefit
  Determination Date                          Rate)            Service Counted

 On or after January 1, 1976
    and prior to January 1, 1979             $3.33                     30

 On or after January 1, 1979
    and prior to January 1, 1980             $4.00                     30

 On or after January 1, 1980
    and prior to January 1, 1982             $4.50                     30

 On or after January 1, 1982
    and prior to January 1, 1983             $5.00                     30

 On or after January 1, 1983
    and prior to January 1, 1984             $6.00                     30

 On or after January 1, 1984
    and prior to January 1, 1989             $7.00                     30

         (ii) $9.00 times a fraction of not more than one, the numerator of which is the Benefit Service completed by the Participant and the denominator of which is 25, times twelve.

                                  Page 18 of Schedule 2 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



               Monthly Benefit Rates On and After January 1, 1989
               --------------------------------------------------

5.   Pension Plan for Non-Union Employees of Columbus McKinnon Corporation

                                        NUHP Pension Factor      Maximum Years
         Pension Factor                (Monthly Benefit           of Benefit
         Determination Date               Rate)                 Service Counted
         ------------------             -------------------     ---------------

 (1)     Prior to January 1, 1989       See Appendix S2-A above with respect to
                                        applicable NUHP Prior Plan

 (2)     On or after January 1,         (2)  $9.00                Unlimited
         1989 but prior to
         January 1, 1990

 (3)     On or after January 1,         (3)  $13.00               Unlimited
         1990 but prior to
         January 1, 1993

 (4)     On or after January 1,         (4)  $17.00               Unlimited
         1993 and thereafter


500821.1

                        MONTHLY RETIREMENT BENEFIT PLAN

                                   SCHEDULE 3

                    RETIREMENT PLAN FOR SALARIED EMPLOYEES OF
                            THE DUFF-NORTON COMPANIES
             MERGER INTO MRB PLAN, TREATMENT OF FORMER PARTICIPANTS

                         SCHEDULE 3 -- TABLE OF CONTENTS

SECTION 3.1  INTRODUCTION                                                    1

SECTION 3.2  EFFECT OF PARTICIPATION IN THE PRIOR PLAN                       2

SECTION 3.3  DEFINITIONS                                                     4

        3.3.1   Accumulated Contributions                                    4
        3.3.2   Active DNSP Participant                                      5
        3.3.3   Affiliate                                                    5
        3.3.4   All-Service MRB Plan Benefit                                 5
        3.3.5   Computation Period                                           5
        3.3.6   Computation Year                                             6
        3.3.7   Contributory Future Service                                  6
        3.3.8   Contributory Participant                                     6
        3.3.9   Contributory Past Service                                    6
        3.3.10  Contributory Service                                         6
        3.3.11  Disability Date                                              6
        3.3.12  DNSP Actuarial Equivalent                                    6
        3.3.13  DNSP Average Final Earnings                                  6
        3.3.14  DNSP Benefit                                                 7
        3.3.15  DNSP Benefit Service                                         7
        3.3.16  DNSP Disability Benefit                                      8
        3.3.17  DNSP Early Retirement Age                                    8
        3.3.18  DNSP Early Retirement Date                                   8
        3.3.19  DNSP Earnings                                                8
        3.3.20  DNSP Eligible Employee                                       9
        3.3.21  DNSP Employee                                                9
        3.3.22  DNSP Employer                                                9
        3.3.23  DNSP Participant                                             9
        3.3.24  Duff-Norton Salaried Plan                                    9
        3.3.25  DNSP Vesting Service                                         9
        3.3.26  Hour of Service                                             10
        3.3.27  Inactive DNSP Participant                                   10
        3.3.28  Merger Date                                                 10

                                                                           Page
                                                                           ----

        3.3.29  MRB Plan                                                    10
        3.3.30  MRB Plan Benefit                                            10
        3.3.31  Net MRB Plan Benefit                                        11
        3.3.32  New Benefit Service                                         11
        3.3.33  New-Service-Only MRB Plan Benefit                           11
        3.3.34  Normal Retirement Date                                      11
        3.3.35  Original Hire Date                                          11
        3.3.36  Prior Plan                                                  11
        3.3.37  Prior Plan Accrued Benefit                                  11
        3.3.38  Rehire Date                                                 11
        3.3.39  Total and Permanent Disability                              11
        3.3.40  Transferee Participant                                      12
        3.3.41  Section References                                          12

SECTION 3.4  PARTICIPATION IN THE MRB PLAN                                  12

        3.4.1   When Active DNSP Participants Become "Participants" in
                the MRB Plan                                                12
        3.4.2   Determination of MRB Plan Benefit                           12
        3.4.3   Time When MRB Plan Benefit is Paid                          13
        3.4.4   Form in Which MRB Plan Benefit Is Paid                      14
        3.4.5   Determination of Benefit Service                            14
        3.4.6   Determination of Vesting Service                            14
        3.4.7   Offset of Certain Amounts against MRB Plan Benefit          15

SECTION 3.5  MERGER OF DUFF-NORTON SALARIED PLAN INTO THE MRB PLAN          15

        3.5.1   Merger of Duff-Norton Salaried Plan into the MRB Plan       15
        3.5.2   Payment of Duff-Norton Salaried Plan Benefits               15
        3.5.3   Conflict With Duff-Norton Salaried Plan Documents           15

SECTION 3.6  WHEN DNSP BENEFIT IS PAYABLE                                   16

        3.6.1   Inactive DNSP Participants                                  16
        3.6.2   Active DNSP Participants                                    16
        3.6.3   Return of Accumulated Contributions                         16

SECTION 3.7  COMPUTATION OF DNSP BENEFIT                                    17

        3.7.1   In General                                                  17
        3.7.2   DNSP Benefit Formula                                        17

                         Schedule 3 -- Table of Contents

                                                                           Page
                                                                           ----

SECTION 3.8  ADJUSTMENT OF BENEFIT TO REFLECT TIME OF PAYMENT               19

        3.8.1   Benefit Commencing on Normal Retirement Date                19
        3.8.2   Benefit Commencing After Normal Retirement Date             19
        3.8.3   Benefit Commencing On DNSP Early Retirement Date            19
        3.8.4   Deferred Vested Benefit Commencing Before
                Normal Retirement Date                                      20

SECTION 3.9  FORM OF DNSP BENEFIT                                           20

        3.9.1   In General                                                  20
        3.9.2   Normal Form of Payment                                      21
        3.9.3   Optional Form of Payment                                    21
        3.9.4   Cash-out of Minimum Benefit                                 22

SECTION 3.10  REEMPLOYMENT AFTER COMMENCEMENT OF BENEFITS                   22

        3.10.1  Suspension of Benefit Payments                              22

SECTION 3.11  SURVIVOR BENEFITS                                             22

        3.11.1  Preretirement Spouse's Benefit                              22
        3.11.2  Special Preretirement Spouse's Benefit                      23
        3.11.3  Return of Accumulated Contributions                         23

SECTION 3.12  DISABILITY BENEFITS                                           25

        3.12.1  DNSP Participants Receiving Disability Benefits
                on Merger Date                                              25
        3.12.2  DNSP Participants Who Are Disabled on the Merger Date       25
        3.12.3  DNSP Participants Who Are Not Disabled on the Merger Date   25

APPENDIX S3-A -- ACTUARIAL ASSUMPTIONS, TABLES AND FACTORS                  26

        I.      Lump Sum Factors                                            26
        II.     Factors for Determining Accrued Pension Attributable
                to Accumulated Contributions                                26
        III.    Other Conversion Table                                      26

APPENDIX S3-B -- TRANSFERS FROM SPRECKELS SUGAR COMPANY, INC. PENSION PLAN  28

                         Schedule 3 -- Table of Contents

                                                                           Page
                                                                           ----

        I.      Definitions                                                 28
        II.     Benefits Payable Under The Duff-Norton Salaried Plan        29
        III.    Calculation of Spreckels Benefit                            29
        IV.     Early Retirement Benefits                                   29
        V.      Forms of Benefit                                            29





                          COLUMBUS McKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN
                                    SCHEDULE 3

                    RETIREMENT PLAN FOR SALARIED EMPLOYEES OF
                            THE DUFF-NORTON COMPANIES
             MERGER INTO MRB PLAN, TREATMENT OF FORMER PARTICIPANTS



SECTION 3.1 INTRODUCTION

     Columbus McKinnon Corporation (the "Company") acquired all of the outstanding stock of Duff-Norton Company, Inc. on January 3, 1997. At that time, Duff-Norton maintained several defined benefit pension plans covering different groups of its employees. One of these plans was the Retirement Plan for Salaried Employees of the Duff-Norton Companies (the "Duff-Norton Salaried Plan"). The Company wishes to consolidate the defined benefit pension plans covering its nonunion employees. In furtherance of that goal, the Company has:

     Caused the Duff-Norton Salaried Plan to be amended to discontinue benefit accruals effective March 31, 1998,

     Extended   coverage  under  the  Columbus  McKinnon   Corporation   Monthly
     Retirement Benefit Plan (the "MRB Plan") to Employees covered under the Duff-Norton Salaried Plan effective April 1, 1998, and

     Authorized the merger of the Duff-Norton Salaried Plan into the MRB Plan on June 30, 1998.

     This Schedule 3 provides special rules pursuant to which participants in the Duff-Norton Salaried Plan will participate in the MRB Plan beginning on April 1, 1998. Pursuant to the provisions of this Schedule 3 , Employees who were active participants in the Duff-Norton Salaried Plan on March 31, 1998:

     will be granted Vesting Service and Benefit Service under the MRB Plan as of April 1, 1998 equal to service earned under the Duff-Norton Salaried Plan before April 1, 1998,

     will receive a benefit under the MRB Plan equal to the larger of:

          the benefit accrued under the MRB Plan with respect to DNSP Benefit Service from the Duff-Norton Salaried Plan plus service earned under the MRB Plan after March 31, 1998 (their "All-Service MRB Plan Benefit"), or the sum of (i) their benefit  accrued under the  Duff-Norton  Salaried

                                   Page 2 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan

          Plan as of March 31, 1998 (their "DNSP Benefit") plus (ii) the benefit accrued under the MRB Plan with respect to service earned after March 31, 1998 (their "New-Service-Only MRB Plan Benefit"), will be entitled to:

          receive their entire MRB Plan benefit at the time and in the form provided under the MRB Plan, or

          (if they have attained age 55 and completed 15 years of service) receive that portion of the MRB Plan benefit equal to their DNSP Benefit in a lump sum, and receive their Accumulated Contributions at any time after termination of employment.

     In addition, this Schedule 3 provides for the merger of the Duff-Norton Salaried Plan into the MRB Plan effective June 30, 1998. Employees and former employees who were not active participants in the Duff-Norton Salaried Plan on March 31, 1998 and who did not become Active Participants in the MRB Plan on April 1, 1998 will receive their DNSP Benefit at the time and in the form provided under the Duff-Norton Salaried Plan, but will receive that benefit from the MRB Plan after the plan merger.

     This Schedule 3 should be construed so as to achieve its purposes as set forth in this Introduction including the preservation of benefits and benefit forms accrued under the Duff-Norton Salaried Plan and the avoidance of the duplication of benefits under the MRB Plan and the Duff-Norton Salaried Plan for the same periods of Benefit Service.

     This Section 3.1 is intended merely as an overview and actual benefit calculations shall be made on the basis of the rules set forth in the subsequent sections of this Schedule 3.


SECTION 3.2 EFFECT OF PARTICIPATION IN THE PRIOR PLAN

     The Duff-Norton Salaried Plan is referred to in this Section 3.2 as the "New Plan." The New Plan, which became effective on October 1, 1987, is the successor of the Duff-Norton Company, Inc. Pension Plan for Salaried Employees (the "Prior Plan"), which was terminated on December 31, 1987. Participants in

                                   Page 3 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


the Prior Plan became participants in the New Plan beginning October 1, 1987 and were granted benefit service under the Duff-Norton Salaried Plan with respect to benefit service earned under the Prior Plan. The effect of participation in the Prior Plan on the calculation of a participant's DNSP Benefit is reflected in the later sections of this Schedule 3. This Section 3.2 provides an explanation as an aid to interpretation of the later sections.

     ELECTIVE CASH-OUT OF PRIOR PLAN BENEFITS. When the Prior Plan was terminated, participants in that plan who had become participants in the New Plan could elect to have their Prior Plan accrued benefit either distributed to them or transferred to the New Plan.

     Participants in the Prior Plan who elected to have their Prior Plan accrued benefit transferred to the New Plan ("Transferee Participants") are entitled to receive a benefit under the New Plan based on benefit service earned under both the Prior Plan and the New Plan.

     Participants in the Prior Plan who elected to have their Prior Plan accrued benefit distributed to them at the time of termination of the Prior Plan are also entitled to receive a benefit under the New Plan based on benefit service earned under both the Prior Plan and the New Plan. However, their New Plan benefit is reduced by the actuarial equivalent of the Prior Plan accrued benefit which was distributed. (See Section 3.7.2(a)(3)(A) of this Schedule 3).

     EMPLOYEE CONTRIBUTIONS UNDER PRIOR PLAN. Participants in the Prior Plan were permitted but not required to make employee contributions under the Prior Plan before June 30, 1979.

     Participants who made employee contributions under the Prior Plan and who elected to have their Prior Plan accrued benefit transferred to the New Plan ("Contributory Participants") remain entitled to the distribution of their employee contributions plus interest ("Accumulated Contributions"). (See Sections 3.6.3 and 3.11.3 of this Schedule 3).

     Participants who made employee contributions under the Prior Plan and who elected to have their Prior Plan accrued benefit distributed when the Prior Plan was terminated have already received their employee contributions plus interest and therefore are not entitled to Accumulated Contributions.

     CONTRIBUTORY PAST AND FUTURE SERVICE. Participants under the Prior Plan earned different amounts benefit service before June 30, 1979 depending on

                                   Page 4 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


whether they made or did not make employee contributions under that plan.

     A participant who made an employee contribution under the Prior Plan with respect to a year of vesting service (before June 30, 1979) earned a year of "Contributory Future Service" with respect to that year.

     A participant who did not make an employee contribution under the Prior Plan with respect to a year of vesting service (before June 30, 1979) earned one half of a year of "Contributory Past Service" with respect to that year.

     NON-CONTRIBUTORY PENSION-- PORTION OF NEW PLAN BENEFIT THAT IS THE SAME REGARDLESS OF EMPLOYEE CONTRIBUTIONS. The New Plan provided the same benefit for all years of benefit service (before and after June 30, 1979) with respect to Average Final Earnings up to $5,000. That benefit is 1% of Final Average Earnings multiplied times all years of benefit service. The New Plan provides an additional benefit of 1.5% of the participant's Final Average Earnings in excess of $5,000 for all years of benefit service after June 30, 1979. (See Section 3.7.2(a)(1) of this Schedule 3).

     CONTRIBUTORY PENSION-- PORTION OF NEW BENEFIT THAT IS DIFFERENT DEPENDING ON EMPLOYEE CONTRIBUTIONS. The New Plan provides a different benefit with respect to Final Average Earnings in excess of $5,000 for benefit service before June 30, 1979 depending on whether such service is Contributory Future Service or Contributory Past Service.

     The benefit is 1.5% of Average Final Earnings in excess of $5,000 for each year of Contributory Future Service (which corresponds to one year of vesting service).

     The benefit is 1.0% of Average Final Earnings in excess of $5,000 for each year of Contributory Past Service (which corresponds to two years of vesting service). (See Sections 3.7.2(a)(2) of this Schedule 3).


SECTION 3.3 DEFINITIONS

     Capitalized terms used in this Schedule 3 shall have the meanings set forth in Article I of the MRB Plan except that the following terms shall have the meanings set forth below solely for purposes of this Schedule 3:

3.3.1 ACCUMULATED CONTRIBUTIONS.

                                   Page 5 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


     (a) "Accumulated Contributions" means the total amount of employee contributions that were transferred from the Prior Plan to the Duff-Norton Salaried Plan, pursuant to an election made by a Transferee Participant under the termination provisions of the Prior Plan, plus interest compounded annually as follows:

          (1) For the period beginning from the date of transfer and ending June 30, 1988, compounded annually at the rate of five percent per annum; and

          (2) With respect to Plan Years beginning on or after July 1, 1988, compounded annually at:

               (A) the rate of 120% of the Federal mid-term rate, as in effect under Section 1274 of the Code, from the first month of the Plan Year, until the date of reference, and

               (B) if the Participant has not yet attained age 65, at the rate described in Appendix S3-A regarding factors used to determine the Accumulated Contribution component, for the period beginning with the date of reference and ending on the date on which the Participant will attain age 65.

     (b) Notwithstanding Section 3.3.1(a), for purposes of determining the amount of Accumulated Contributions to be returned to the Participant pursuant to Section 3.6.3 , or to a Beneficiary pursuant to Section 3.11.3 , interest shall be credited as set forth above, but without regard to Section 3.3.1(a)(2)(B), and shall cease to be credited as of the first month for which benefit payments commence to the Participant, or his spouse or other Beneficiary.

3.3.2 ACTIVE DNSP PARTICIPANT means an individual who was an active participant in the Duff-Norton Salaried Plan on March 31, 1998 and who was an Eligible Employee under the MRB Plan on April 1, 1998.

3.3.3 AFFILIATE . Reference in this Schedule 3 to an "Affiliate" of Duff-Norton Company, Inc. or any other company shall mean an "affiliate" defined in a manner analogous to the definition of "Affiliate" at Section 1.5 of the MRB Plan.

3.3.4 ALL-SERVICE MRB PLAN BENEFIT means the Accrued Benefit earned under the MRB Plan by a DNSP Participant where the benefit is calculated by taking into account both New Benefit Service and DNSP Benefit Service. The all-service benefit is calculated under the MRB Plan benefit formula applicable on and after April 1, 1998, as set forth in Section 4.1 of the MRB Plan, both with respect to

                                   Page 6 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


New Benefit Service and with respect to DNSP Benefit Service. The all-service benefit consists of two components, a DNSP Benefit and a Net MRB Plan Benefit.

3.3.5 COMPUTATION PERIOD means the 12-consecutive month period commencing on the Employee's Original Hire Date and each anniversary thereof; provided, however, that the Computation Period shall switch to the 12-consecutive month period commencing on the Employee's Rehire Date and each anniversary thereof in the case of an Employee who has a Rehire Date.

3.3.6 COMPUTATION YEAR means each nonoverlapping year consisting of any 12-consecutive month period ending no later than the end of the month in which an Employee ceases to be an Employee.

3.3.7 CONTRIBUTORY FUTURE SERVICE means a Participant's Years of DNSP Vesting Service earned through June 30, 1979, with respect to which he made employee contributions under the Prior Plan. Contributory Future Service ceased to be earned after June 30, 1979.

3.3.8 CONTRIBUTORY PARTICIPANT means a Transferee Participant who made employee contributions before July 1, 1979 under the Prior Plan and who had Accumulated Contributions on deposit in the Duff-Norton Salaried Plan. (Effective July 1, 1979, no further employee contributions were made to the Prior Plan.)

3.3.9 CONTRIBUTORY PAST SERVICE means one-half of a Participant's Years of DNSP Vesting Service earned through June 30, 1979, after the later of (1) the date he attained age 25, or (2) the date on which he reached a rate of Earnings in excess of $5,000 per year, and before the date on which he became a contributing member under the Prior Plan. Contributory Past Service ceased to be earned after June 30, 1979.

3.3.10 CONTRIBUTORY SERVICE means the sum of a Participant's Contributory Future Service and Contributory Past Service.

3.3.11  DISABILITY  DATE means the first day of the month following the later of
(i) a determination of Total and Permanent Disability, or (ii) the end of a six-month period of Total and Permanent Disability.

3.3.12 DNSP ACTUARIAL EQUIVALENT . A benefit is the "DNSP Actuarial Equivalent" of another benefit on a given date if the actuarial present value of the two benefits on that date are the same. DNSP Actuarial Equivalence is determined on the basis of the actuarial factors set forth in Appendix S3-A attached to this
Schedule 3.

                                   Page 7 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


3.3.13 DNSP AVERAGE FINAL EARNINGS, means the average annual DNSP Earnings of a DNSP Participant during the three consecutive Computation Years of highest DNSP Earnings during the last ten Computation Years of employment as a DNSP Eligible Employee, except that the DNSP Average Final Earnings of a DNSP Participant who retires before July 1, 1988 and after his Normal Retirement Date shall be equal to his Average Final Earnings determined as of his Normal Retirement Date. For this purpose, nonconsecutive Computation Years interrupted by periods in which the DNSP Participant is not a DNSP Eligible Employee shall be treated as consecutive. If the Participant does not have three full Computation Years of DNSP Earnings, his DNSP Final Average Earnings shall be the amount determined by dividing his DNSP Earnings by the number of years and fractional years thereof. DNSP Average Final Earnings are calculated as if the Participant terminated employment on March 31, 1998. DNSP Average Final Earnings are limited under Code
Section 401(a)(17) in the same manner as Final Average Earnings under the MRB Plan, as provided in Section 1.21 of the MRB Plan.

3.3.14 DNSP BENEFIT means the accrued benefit under the Duff-Norton Salaried Plan of a DNSP Participant determined on the assumption that the Participant terminated employment on the earlier of (i) his actual date of termination, or
(ii) March 31, 1998. In the event that the Participant is eligible for an All-Service MRB Plan Benefit (as provided in Section 3.4.2(a) of this Schedule
3), the term "DNSP Benefit" refers to that portion of the Participant's All-Service MRB Plan Benefit that is equal to the benefit described in the preceding sentence.

3.3.15 DNSP BENEFIT SERVICE is calculated in YEARS OF DNSP BENEFIT SERVICE which equal the sum of the amounts determined under Sections 3.3.15(a) and 3.3.15(b).

     (a) Prior to January 1, 1976. For periods prior to January 1, 1976, an DNSP Eligible Employee shall be credited with Years of DNSP Benefit Service under rules similar to those used to determine Years of DNSP Vesting Service.

     (b) After December 31, 1975. For periods after December 31, 1975, an DNSP Eligible Employee shall be credited with a Year of DNSP Benefit Service for each Computation Period in which he or she completes 1000 Hours of Service as an DNSP Eligible Employee. In determining a Year of DNSP Benefit Service under this
Section 3.3.15(b), break in service rules similar to those set forth in Section 2.2(c) of the MRB Plan shall be applied. In addition, in determining a Year of DNSP Benefit Service under this Section 3.3.15(b), the following rules shall be applied:

          (1) Fractional Years. An DNSP Eligible Employee who completes less than 1,000 Hours of Service during a Computation Period in which he retires

                                   Page 8 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


     or terminates employment with the DNSP Employer for any reason shall be credited with a fractional Year of DNSP Benefit Service for such Computation Period, determined on the basis of whole months, with any portion of a month of 15 days or more counting as a whole month and any portion of a month of less than 15 days being disregarded.

          (2) Special Rule for Terminations Prior to July 1, 1988. Notwithstanding the provision of , an DNSP Eligible Employee shall be credited with Years of DNSP Benefit Service for Hours of Service on or after his Normal Retirement Age only if he or she is credited with an Hour of Service on or after July 1, 1988.

     (c) Special Rule for Calculating DNSP Benefit Service in 1998. Notwithstanding any provision in the Plan to the contrary, a DNSP Participant who is scheduled to work at least 1,000 hours per year, and whose Computation Period for the purpose of calculating Benefit Service ends on a date other than March 31, shall be granted DNSP Benefit Service for the period beginning on the day after the last day of the Computation Period ending immediately before March 31, 1998 and ending on March 31, 1998. The DNSP Benefit Service granted under the preceding sentence shall equal a fraction of a Year of DNSP Benefit Service (not exceeding 1) where the numerator is the number of days in such period and the denominator is 365.

     (d) No DNSP Benefit Service Accrued After March 31, 1998. No DNSP Participant shall accrue DNSP Benefit Service after March 31, 1998.

3.3.16 DNSP DISABILITY BENEFIT means an ancillary benefit in the form of a monthly payment beginning on a DNSP Participant's Disability Date and continuing until the earlier of the Participant's Normal Retirement Date or the date on which the Participant no longer has a Total and Permanent Disability. The benefit shall be in an amount equal to the Participant's DNSP Benefit calculated as if the Participant terminated employment at the time of disability but without actuarial reduction for payment beginning before his Normal Retirement Date.

3.3.17 DNSP EARLY RETIREMENT AGE . A DNSP Participant will attain DNSP Early Retirement Age on the later of date he attains age 55 and completes 15 Years of DNSP Benefit Service, provided that he is an active Employee on that date.

3.3.18 DNSP EARLY RETIREMENT DATE means the first day of the calendar month coincident with or next following the date on which a DNSP Participant actually retires, if such date is prior to his Normal Retirement Date and after he has attained DNSP Early Retirement Age.

                                   Page 9 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


3.3.19 DNSP EARNINGS MEANS, with respect to any Computation Year, the total compensation (excluding overtime) received by a DNSP Participant for services rendered to Duff-Norton Company, Inc. or an Affiliate. Earnings shall include a DNSP Participant's salary deferrals made under another qualified retirement plan of Duff-Norton Company, Inc. or an Affiliate, pursuant to sections 401(k) and 402(g) of the Code. DNSP Earnings are limited under Code Section 401(a)(17) in the same manner as MRB Plan Earnings, as provided in Section 1.15 of the Plan.

3.3.20 DNSP ELIGIBLE EMPLOYEE means a regular salaried employee of Duff-Norton Company, Inc. or an Affiliate who at the time of reference was not covered by a collective bargaining agreement and was not covered by another pension plan maintained by Duff-Norton Company, Inc. or an Affiliate.

3.3.21 DNSP EMPLOYEE means a common law employee of Duff-Norton Company, Inc. or an Affiliate.

3.3.22 DNSP EMPLOYER means Duff-Norton Company, Inc. (renamed "Yale Industrial Products, Inc." on March 31, 1997) and any other corporation during the period when such other corporation was an Affiliate of Duff-Norton Company, Inc.

3.3.23 DNSP PARTICIPANT may mean an Active DNSP Participant or an Inactive DNSP Participant.

3.3.24 DUFF-NORTON SALARIED PLAN means The Retirement Plan for Salaried Employees of the Duff-Norton Companies which was merged into the Plan effective June 30, 1998 and which is evidenced by the following documents:

     (a)  The  Retirement  Plan  for  Salaried   Employees  of  the  Duff-Norton
          Companies as amended and restated effective July 1, 1989,

     (b)  Amendment 1 effective as of April 19, 1996,

     (c)  Amendment 2 effective as of March 31, 1998, and

     (d)  Amendment 3 effective as of June 30, 1998.

     (e)  Amendment 4 effective as of various dates.

3.3.25 DNSP VESTING SERVICE . A DNSP Participant must have at least 5 years of DNSP Vesting Service (10 years if the Participant has not earned an Hour of Service on or after July 1, 1989) in order to have a vested interest in his DNSP

                                  Page 10 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


Benefit. A DNSP Participant whose employment terminates at a time when the Participant has no vested interest in his DNSP Benefit will receive no DNSP Benefit under the MRB Plan. A Participant's DNSP Vesting Service is equal to the sum of the amounts determined under Sections 3.3.25(a) and 3.3.25(b) below.

     (a) Prior to January 1, 1976. For periods prior to January 1, 1976, a DNSP Employee shall be credited with Years of DNSP Vesting Service in accordance with the provisions of the Prior Plan in effect prior to January 1, 1976. The foregoing notwithstanding, if a DNSP Employee's continuous service under the Prior Plan was broken during the period January 1, 1960 through December 31, 1975, and the DNSP Employee returns to the status of a DNSP Employee on or after July 1, 1982, any Years of DNSP Vesting Service which were disregarded under the terms of the Prior Plan in effect on December 31, 1975, shall be counted under this Plan:

          (1) If the DNSP Employee had 10 or more Years of DNSP Vesting Service before the break; or

          (2) If the DNSP Employee had fewer than 10 Years of DNSP Vesting Service before the break, and the number of years during which the break continued is less than the number of Years of DNSP Vesting Service previously accumulated.

     (b) After December 31, 1975. For periods after December 31, 1975, an DNSP Employee shall be credited with a Year of Vesting Service for each Computation Period in which he or she completes 1000 Hours of Service as a DNSP Employee. In determining a Year of Vesting Service under this Section 3.3.25(b), break in service rules similar to those set forth in Section 2.2(c) of the MRB Plan shall be applied.

3.3.26 HOUR OF SERVICE . Reference in this Schedule 3 to an "Hour of Service" shall mean an "hour of service" defined in a manner analogous to the definition of "Hour of Service" at Section 1.23 of the MRB Plan, except that "Employer" shall mean Duff-Norton Company, Inc. and each Affiliate that adopted the Duff-Norton Salaried Plan, and the equivalency rule set forth in Section 1.23(d) of the MRB Plan shall not apply.

3.3.27 INACTIVE DNSP PARTICIPANT means any person who has an accrued benefit under the Duff-Norton Salaried Plan on the Merger Date and who is not an Active Yale Participant. If an Inactive Yale Participant becomes a participant under the MRB Plan after April 1, 1998, that person's rights with respect to any benefit accrued under the MRB Plan shall be determined under the provisions of the MRB Plan exclusive of this Schedule 3.

                                  Page 11 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


3.3.28 MERGER DATE means June 30, 1998.

3.3.29 MRB PLAN means the Columbus McKinnon Corporation Monthly Retirement Benefit Plan, as amended, of which this Schedule 3 is a part.

3.3.30 MRB PLAN BENEFIT means the entire benefit payable to a DNSP Participant under the MRB Plan including this Schedule 3. The MRB Plan Benefit of an Active DNSP Participant is determined under Section 3.4.2. The MRB Plan Benefit of an Inactive DNSP Participant is his DNSP Benefit.

3.3.31 NET MRB PLAN BENEFIT means the portion of DNSP Participant's All-Service MRB Plan Benefit that exceeds his DNSP Benefit. In making this calculation, all benefits are stated as Straight Life Annuities beginning at Normal Retirement Age.

3.3.32 NEW BENEFIT SERVICE means Benefit Service earned by a DNSP Participant after March 31, 1998 in accordance with Section 2.3 of the MRB Plan as modified by Section 3.4.5(b) of this Schedule 3.

3.3.33 NEW-SERVICE-ONLY MRB PLAN BENEFIT means the Accrued Benefit earned under the MRB Plan by an Active DNSP Participant where the benefit is calculated by on the basis of the Participant's New Benefit Service, his Earnings (within the meaning of Article I of the MRB Plan) paid before and after March 31, 1998, and on the MRB Plan benefit formula in effect on and after April 1, 1998. The Benefit Service taken into account in calculating a Participant's New-Service-Only MRB Plan Benefit shall not exceed 35 years reduced by the number of years of DNSP Benefit Service used to calculate the Participant's DNSP Benefit.

3.3.34 NORMAL RETIREMENT DATE has the same meaning as in Section 1.26 of the MRB Plan except that, when applied in determining a DNSP Benefit, it means the first day of the month following attainment of age 65 regardless of length of participation in the MRB Plan.

3.3.35 ORIGINAL HIRE DATE means the first date on which a DNSP Eligible Employee performed an Hour of Service for a DNSP Employer.

3.3.36 PRIOR PLAN means the Duff-Norton Company, Inc. Pension Plan for Salaried Employees, which was originally effective December 1, 1951 and which was terminated as of December 31, 1987.

3..3.37 PRIOR PLAN ACCRUED BENEFIT means the benefit accrued under the Prior Plan as of September 30, 1987, based on the Participant's average final

                                  Page 12 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


earnings, years of benefit service and contributory service as of that date. For this purpose, the earnings upon which average final earnings are based are not subject to the Code Section 401(a)(17) limitation described in Section 1.15 of the MRB Plan.

3.3.38 REHIRE DATE means the date on which a DNSP Eligible Employee is credited with one Hour of Service following a 1-Year Break in Service.

3.3.39 TOTAL AND PERMANENT DISABILITY means, with respect to a DNSP Participant, a disability that prevents him from engaging in any gainful employment for a period of six consecutive months from the onset of such disability and, thereafter, wholly and continuously prevents him from engaging in gainful employment. For this purpose, disability shall be construed as any incapacity by reason of a medically determinable physical or mental impairment that can be expected to be permanent and that is not a result of [1] self-inflicted injuries, [2] criminal acts for which the Participant is held accountable under the law, or [3] military service. To determine if the Participant continues to have a Total and Permanent Disability, the Participant shall verify that he qualifies for and is receiving federal Social Security disability benefits or submit to a medical examination at reasonable intervals (not more frequently than semi-annually) to be conducted by a physician approved by the Committee. If a Participant fails to verify his receipt of Social Security disability benefits or refuses to be examined by the physician, as the case may be, the Participant shall be deemed not to have a Total Permanent Disability. Only DNSP Participants who have completed 10 or more Years of DNSP Benefit Service on or before the Merger Date can have a Total and Permanent Disability within the meaning of this
Schedule 3.

3.3.40 TRANSFEREE PARTICIPANT means a DNSP Participant who elected to transfer his Prior Plan Accrued Benefit to the Duff-Norton Salaried Plan, pursuant to the termination provisions of the Prior Plan.

3.3.41 SECTION  REFERENCES. A section  reference in this Schedule 3 refers to a section in this Schedule 3 unless it refers explicitly to the MRB Plan or the Duff-Norton Salaried Plan. A reference to a section of the "Plan" is a reference to the MRB Plan document exclusive of the schedules attached thereto.


SECTION 3.4 PARTICIPATION IN THE MRB PLAN

3.4.1 WHEN ACTIVE DNSP PARTICIPANTS BECOME "PARTICIPANTS" IN THE MRB PLAN. Each Active DNSP Participant shall become an "Active Participant" in the MRB Plan as of April 1, 1998 regardless of whether the Participant has met the age and service requirements of Section 3.1 of the MRB Plan on that date. An Inactive

                                  Page 13 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


DNSP Participant shall not become an "Active Participant" in the MRB Plan except as provided under the terms of the MRB Plan exclusive of this Schedule 3.

3.4.2 DETERMINATION OF MRB PLAN BENEFIT.

     (a) In General. Each Active DNSP Participant shall be eligible to receive a MRB Plan Benefit equal to the larger of (1) or (2) where:

          (1)  is his All-Service MRB Plan Benefit, and

          (2)  is the sum of:

               (A)  his DNSP Benefit, plus

               (B)  his New-Service-Only MRB Plan Benefit.

     (b) How Relative Benefit Size Is Determined. For the purpose of Section 3.4.2, the relative sizes of a DNSP Participant's All-Service MRB Plan Benefit, his DNSP Benefit, and his New-Service-Only MRB Plan Benefit shall be determined as Straight Life Annuities commencing at Normal Retirement Age.

     (c) Participants Hired After Age 59. If a Participant's Normal Retirement Date is different for his DNSP Benefit and his benefit accrued under the MRB Plan (Participants hired by Duff-Norton after age 59), the relative sizes of the benefits shall be determined as of the first day of the month coincident with or next following the later of (i) the Participant's 65th birthday, or (ii) the fifth anniversary of the Participant's deemed commencment of participation in the MRB Plan. For the purpose of the preceding sentence, the Participant shall be deemed to have commenced participation in the MRB Plan on the date the Participant would have commenced participation in that plan if the Participant had been employed by Columbus McKinnon Corporation during the entrie period that the Participant was employed by any sponsor of the DNSP Plan.

3.4.3 TIME WHEN MRB PLAN BENEFIT IS PAID.

     (a) In General. The MRB Plan Benefit of an Active DNSP Participant shall be paid at a time determined under Article IV of the MRB Plan subject to the special rules of this Section 3.4.3.

     (b) Adjustment of DNSP Benefit to Reflect Time of Payment.  Notwithstanding
Section  3.4.3(a),  the DNSP Benefit portion of a MRB Plan Benefit payable to an

                                  Page 14 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


Active DNSP Participant shall be adjusted as provided in Section 3.8 to reflect the time of payment.

     (c) Election of Lump Sum Distribution. If an otherwise eligible Active DNSP Participant elects to have his DNSP Benefit paid as a Lump Sum Payment (as provided in Section 3.9.3(b)), that portion of his benefit shall be calculated using the DNSP Actuarial Equivalence rules and early retirement distribution rules contained in this Schedule 3.

     (d) Election of Accumulated Contributions Distribution. If an otherwise eligible Active DNSP Participant elects to have his Accumulated Contributions paid as a Lump Sum Payment (as provided in Section 3.6.3), that portion of his benefit shall be calculated using the DNSP Actuarial Equivalence rules and early retirement distribution rules contained in this Schedule 3.

3.4.4 FORM IN WHICH MRB PLAN BENEFIT IS PAID.

     (a) In General. The MRB Plan Benefit of an Active DNSP Participant may be paid in any form permitted under, and shall be subject to all of the rules of,
Article V of the MRB Plan.

     (b) Adjustment of DNSP Benefit to Reflect Form of Payment.  Notwithstanding
Section 3.4.4(a), the DNSP Benefit portion of a MRB Plan Benefit shall be adjusted as provided in Section 3.9 if it is paid in a form other than a Single Life Annuity.

3.4.5 DETERMINATION OF BENEFIT SERVICE. An Active DNSP Participant's Benefit Service (within the meaning of Article I of the MRB Plan) shall be determined under Section 2.3 of the MRB Plan. However, in making such determination under
Section 2.3 of the MRB Plan, the following special rules apply:

     (a) DNSP Benefit Service. The Participant's Benefit Service determined as of March 31, 1998 shall be deemed to equal the Participant's DNSP Benefit Service determined as of that date.

     (b) New Benefit Service Pro Rated in 1998. The Participant shall be deemed to have earned 0.75 years of New Benefit Service during the period from April 1, 1998 through December 31, 1998 provided that the Participant completes at least 750 Hours of Service as an Eligible Employee during that period.

3.4.6 DETERMINATION OF VESTING SERVICE. For the purpose of determining whether an Active DNSP Participant is eligible for an MRB Plan Benefit, and for the

                                  Page 15 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


purpose of determining when an Active DNSP Participant is eligible for early retirement under the MRB Plan, the Participant's Vesting Service (within the meaning of Article I of the MRB Plan) shall be determined under Section 2.2 of the MRB Plan. However, in making the determination under Section 2.2 of the MRB Plan, the Participant's Vesting Service determined as of January 1, 1999 shall not be less than the sum of:

          (1) his DNSP Vesting Service determined on the last day of the Computation Period coincident with or immediately preceding January 1, 1999, plus

          (2) provided the Participant is credited with at least 1,000 Hours of Service during the 1998 calendar year, one additional year of Vesting Service.

3.4.7 OFFSET OF CERTAIN AMOUNTS AGAINST MRB PLAN BENEFIT. The MRB Plan Benefit paid to a DNSP Participant shall be reduced by the DNSP Actuarial Equivalent amount of [1] Accumulated Contributions paid to the Participant pursuant to
Section 3.6.3, and [2] benefits payable to the Participant under any defined benefit pension plan to which Duff-Norton Company, Inc. or an Affiliate made contributions (including any such plan that has been merged into any other plan), to the extent that such benefits are attributable to the same years of service as benefits included in the MRB Plan Benefit.


SECTION 3.5 MERGER OF DUFF-NORTON SALARIED PLAN INTO THE MRB PLAN

3.5.1 MERGER OF DUFF-NORTON SALARIED PLAN INTO THE MRB PLAN. The Duff-Norton Salaried Plan shall be merged into the MRB Plan on the Merger Date.

3.5.2 PAYMENT OF DUFF-NORTON SALARIED PLAN BENEFITS. Effective on and after the Merger Date, the MRB Plan shall be responsible for payment of all benefits accrued under the Duff-Norton Salaried Plan, including all such benefits in pay status on the Merger Date.

3.5.3 CONFLICT WITH DUFF-NORTON SALARIED PLAN DOCUMENTS. This Schedule 3 reflects the authority of the MRB Retirement Committee to interpret the
Duff-Norton Salaried Plan with a view toward resolving any conflicts and ambiguities that exist in the Duff-Norton Salaried Plan documents. If a provision in this Schedule 3 conflicts with an unambiguous, non-internally conflicting provision of the Duff-Norton Salaried Plan documents, the Duff-Norton Salaried Plan documents shall govern. In all other instances, this
Schedule 3 shall govern.

                                  Page 16 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


SECTION 3.6 WHEN DNSP BENEFIT IS PAYABLE

3.6.1 INACTIVE DNSP PARTICIPANTS.

     (a) Annuity Starting Date Before Merger Date. The DNSP Benefit of an Inactive DNSP Participant whose Annuity Starting Date occurred before the Merger Date shall continue to be paid after the Merger Date in accordance with the schedule of payment established on the Annuity Starting Date.

     (b) Annuity Starting Date On or After Merger Date. The DNSP Benefit of an Inactive DNSP Participant whose Annuity Starting Date occurs on or after the Merger Date may be paid beginning on the first day of any month after the Participant has attained age 55, as elected by the Participant, but shall begin no later than the Participant's Normal Retirement Date.

3.6.2 ACTIVE DNSP PARTICIPANTS. The DNSP Benefit of an Active DNSP Participant shall be paid at the time provided in Section 3.4.3 of this Schedule 3.

3.6.3 RETURN OF ACCUMULATED CONTRIBUTIONS.

     (a) Payment Before Retirement. If a Contributory Participant's employment terminates for any reason other than death and he is not eligible for a DNSP Benefit that is immediately payable, he may elect to receive a return of his Accumulated Contributions credited with interest to the date as of which payment is made. The election may be made at any time after the effective date of the termination and before the commencement of his DNSP Benefit. Payment of the Accumulated Contributions shall be made as soon as practicable after the Participant files the election form with the Committee.

     (b) Election and Consent. A Contributory Participant's election to have his Accumulated Contributions withdrawn at any time prior to commencement of his DNSP Benefit is subject to the notice, waiver, election and spousal consent rules set forth in Section 5.2 of the MRB Plan and other relevant provisions of
Article V of the MRB Plan.

     (c) Effect of Withdrawal. If a Contributory Participant's Accumulated Contributions are withdrawn from this Plan, his DNSP Benefit shall be reduced as provided in this Schedule 3.

                                  Page 17 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


SECTION 3.7 COMPUTATION OF DNSP BENEFIT

3.7.1 IN GENERAL.

     (a) Benefits In Pay Status On Merger Date. The DNSP Benefit of a DNSP Participant whose Annuity Starting Date occurred before the Merger Date shall continue to be paid after the Merger Date in accordance with the amount, form and schedule of payment established on the Annuity Starting Date.

     (b) Benefits Not In Pay Status On Merger Date. The DNSP Benefit of a DNSP Participant whose Annuity Starting Date occurs on or after the Merger Date shall be determined using the DNSP Benefit formula set forth in Section 3.7.2. The benefit so determined shall be adjusted to reflect time of payment as provided in Section , and shall be further adjusted as provided in Section 3.9 if it is payable in a form other than a Straight Life Annuity.

3.7.2 DNSP BENEFIT FORMULA.

     (a) Regular Benefit. A Participant's DNSP Benefit shall be calculated as a Straight Life Annuity beginning on the Participant's Normal Retirement Date in an annual amount determined as follows:

     (1)  A "Non-Contributory Pension" equal to:

          (A) 1% of the Participant's Average Final Earnings not in excess of $5,000, multiplied by the number of his Years of DNSP Benefit Service, plus

          (B) 1-1/2% of the Participant's Average Final Earnings in excess of $5,000, multiplied by the number of his Years of DNSP Benefit Service after June 30, 1979;

                                      Plus

     (2)  A "Contributory Pension" computed through June 30, 1979 equal to:

          (A) 1-1"2% of the Participant's Average Final Earnings in excess of $5,000, multiplied by the number of years of his Contributory Future Service, plus

          (B)  1% of the  Participant's  Average  Final  Earnings  in  excess of

                                  Page 18 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


               $5,000, multiplied by the number of years of his Contributory Past Service;

                                      Minus

     (3)  Either of the following applicable amounts (if applicable):

          (A) Participants Cashed Out of Prior Plan. In the case of a Participant who participated in the Prior Plan but who is not a Transferee Participant, his Prior Plan Accrued Benefit for which he or she received an annuity contract or a lump sum equivalent payment, pursuant to the termination provisions of the Prior Plan, or

          (B) Participants Who Withdrew Accumulated Contributions. In the case of Participant who was a Contributory Participant on October 1, 1987, and whose Accumulated Contributions were paid to him at a time when entitled only to such contributions, the portion of the normal retirement benefit attributable to the withdrawn Accumulated Contributions. This reduction shall equal the normal retirement benefit payable as of the Normal Retirement Date based on the Participant's Accumulated Contributions as of the date the Accumulated Contributions were withdrawn plus interest thereon from that date until his Normal Retirement Date as provided in
               Section 3.3.1.

     (b) Minimum Benefit.

          (1) In General. Notwithstanding Section 3.7.2(a), the minimum amount of a Participant's normal retirement benefit determined under Section 3.7.2(a) above shall not be less than (i) $210.00 multiplied by the Participant's Years of DNSP Benefit Service credited for period beginning after September 18, 1994, plus (ii) $198.00 multiplied by the Participant's Years of DNSP Benefit Service credited for periods beginning (or other periods) before September 19, 1994, reduced (iii) by the "applicable amount" in Section 3.7.2(a)(3) if any.

          (2) Accumulated Contributions. In the case of a Contributory Participant on October 1, 1987, who has not withdrawn his Accumulated Contributions under this Plan, his normal retirement benefit shall in no event be less than the DNSP Actuarial Equivalent of the Participant's Accumulated Contributions stated as a Straight Life Annuity beginning as of the Participant's Normal Retirement Date.

                                  Page 19 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


     (c) Service and Compensation Taken Into Account. The DNSP Benefit of a DNSP Participant determined under this Section 3.7.2 shall be calculated on the basis of Years of DNSP Benefit Service and DNSP Earnings determined as if the Participant terminated employment on March 31, 1998.

     (d) Offset of Benefits from Other Plans. The DNSP Benefit of a DNSP Participant determined under this Section 3.7.2 shall be reduced by the DNSP Actuarial Equivalent amount of benefits payable to the Participant under any other defined benefit pension plan to which Duff-Norton Company, Inc. or an Affiliate made contributions, to the extent that such benefits are attributable to the same years of service as benefits included in the DNSP Benefit.


SECTION 3.8 ADJUSTMENT OF BENEFIT TO REFLECT TIME OF PAYMENT

3.8.1 BENEFIT COMMENCING ON NORMAL RETIREMENT DATE. A DNSP Participant's DNSP Benefit commencing on his Normal Retirement Date shall be his DNSP Benefit computed as provided under Section 3.7 without adjustment under this Section 3.8.

3.8.2 BENEFIT COMMENCING AFTER NORMAL RETIREMENT DATE.

     (a) In General. A DNSP Participant's DNSP Benefit commencing after his Normal Retirement Date shall be his DNSP Benefit computed as provided under
Section 3.7 (with his DNSP Average Final Earnings and Years of DNSP Benefit Service determined as of his actual retirement date or March 31, 1998, whichever is earlier), actuarially adjusted as provided in Section 4.2(c) of the MRB Plan, and further adjusted (if applicable) as provided in Section 3.8.2(b).

     (b) Special Adjustment for Contributory Participants. In the case of a Contributory Participant, the offset in Section 3.7.2(a)(3)(B), if any, shall be determined by crediting interest on the Accumulated Contributions to the actual retirement date and converting the Participant's Accumulated Contributions to a Straight Life Annuity pension payable immediately.

3.8.3 BENEFIT COMMENCING ON DNSP EARLY RETIREMENT DATE.

     (a) In General. A DNSP Participant who retires after attaining his Early Retirement Age shall be eligible to receive, commencing on the first day of any month on or after his retirement and before his Normal Retirement Date, as elected by the Participant, a benefit computed as provided in Section 3.7 but based upon his DNSP Average Final Earnings and Years of DNSP Benefit Service

                                  Page 20 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


determined as of his DNSP Early Retirement Date. The benefit so determined shall be unreduced under this Section 3.8 if payment begins on or after the first day of the month following the Participant's 62nd birthday. However, for each of the first 48 months that payment precedes the first day of the month following the Participant's 62nd birthday the benefit shall be reduced by 1/3 of 1 percent, and for each month that payment precedes the first day of the month following the Participant's 58th birthday, the benefit shall be further reduced by 1/2 of 1 percent.

     (b) Special Adjustment for Contributory Participants. In the case of a Contributory Participant, the offset in Section 3.7.2(a)(3)(B), if any, shall be determined by crediting interest on the Accumulated Contributions to the Participant's Normal Retirement Date in the manner described in Section 3.3.1, treating the Annuity Starting Date as the date of reference and projecting interest after the date of reference to the Normal Retirement Date as provided in Section 3.3.1(a)(2).

3.8.4 DEFERRED VESTED BENEFIT COMMENCING BEFORE NORMAL RETIREMENT DATE.

     (a) In General. A DNSP Participant whose employment terminates before he attains his DNSP Early Retirement Age, but who has completed at least 5 Years of DNSP Vesting Service, shall be eligible to receive, commencing on the first day of any month on or after his 55th birthday, as elected by the Participant, a benefit computed as provided in Section 3.7 but based upon his DNSP Average Final Earnings and Years of DNSP Benefit Service determined as of his employment termination date. If benefit payment begins before the Participant's Normal Retirement Date, the amount of the Participant's benefit shall be reduced as provided in Section III of Appendix S3-A.

     (b) Prior Payment of Accumulated Contributions. In the case of a Contributory Participant, the offset in Section 3.7.2(a)(3)(B), if any, shall be determined by crediting interest on the Accumulated Contributions to the Participant's Normal Retirement Date in the manner described in Section 3.3.1, treating the Annuity Starting Date as the date of reference and projecting interest after the date of reference to the Normal Retirement Date as provided in Section 3.3.1(a)(2).

SECTION 3.9 FORM OF DNSP BENEFIT

3.9.1 IN GENERAL.

     (a) Annuity Starting Date Before Merger Date. The form of payment of the DNSP Benefit of a DNSP Participant whose Annuity Starting Date occurred before the Merger Date shall continue unchanged by this Schedule 3 (except as may be

                                  Page 21 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


provided under Section 3.10 concerning reemployment).

     (b) Annuity Starting Date on or after Merger Date. The form of payment of the DNSP Benefit of a DNSP Participant whose Annuity Starting Date occurs on or after the Merger Date shall be paid in the normal form determined under Section
3.9.2 or an optional form determined under Section 3.9.3 as elected by the DNSP Participant. Payment of the benefit in an optional form is subject to the notice, waiver, election and spousal consent rules and other relevant provisions of Article V of the MRB Plan.

3.9.2 NORMAL FORM OF PAYMENT .

     (a) Unmarried DNSP Participants. The normal form of payment for a DNSP Participant who is not married on his Annuity Starting Date is a Straight Life Annuity.

     (b) Married DNSP Participants. The normal form of payment for a DNSP Participant who is married on his Annuity Starting Date is a Qualified Joint and Survivor Annuity that is the Actuarial Equivalent of a Straight Life Annuity.

3.9.3 OPTIONAL FORM OF PAYMENT. Subject to the provisions of Article V of the MRB Plan, a DNSP Participant may elect, in lieu of his normal form of payment provided under Section 3.9.2, one of the optional forms of payment provided under this Section 3.9.3.

     (a) MRB Plan Option. Any optional form of payment available under Section 5.2(c) of the MRB Plan, where the benefit is first calculated as a Straight Life Annuity under this Schedule 3 and then converted into an optional form of payment using the appropriate "Actuarial Equivalent Factor" determined under Appendix A of the MRB Plan.

     (b) Lump Sum Payment. DNSP Participants who have attained age 55 and eligible for early retirement (15 or more Years of DNSP Benefit Service) may elect a lump sum payment that is the DNSP Actuarial Equivalent of their DNSP Benefit. In the event that a DNSP Participant elects to have his DNSP Benefit paid as a lump sum and the remainder of his MRB Plan Benefit has a present value of $5,000 or less, the DNSP Participant may further elect to have the remainder of his MRB Plan Benefit paid as a lump sum. The preceding sentence shall not be effective unless the Company has received a favorable determination letter from the Internal Revenue Service with respect to this Schedule 3 including this
Section 3.9.3(b).

     (c)  Accumulated  Contributions.  A Contributory  Participant  may elect to

                                  Page 22 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


receive a return of his Accumulated Contributions credited with interest to the date as of which payment is made. In the event that the Participant elects to receive a lump sum distribution of his Accumulated Contributions, the remaining portion of his DNSP Benefit may be paid in any form permitted under this Section 3.9.

3.9.4 CASH-OUT OF MINIMUM BENEFIT.

     (a) Mandatory Distribution. In the event that the Employee status of a DNSP Participant terminates at a time when the lump sum present value of his MRB Plan Benefit determined under Section 3.4.2 is $5,000 or less, the Participant shall be paid the benefit in a single sum as soon as practicable, as provided under
Section 5.4 of the MRB Plan.

     (b) Survivor Benefits. Rules similar to those set forth in Section 3.9.4(a) shall apply with respect to a survivor benefit payable to a spouse.

     (c) Payment After Annuity Starting Date. No distribution shall be made under to this Section 3.9.3 after the DNSP Participant's Annuity Starting Date unless the DNSP Participant and his spouse consent in writing to the distribution.


SECTION 3.10 REEMPLOYMENT AFTER COMMENCEMENT OF BENEFITS

3.10.1 SUSPENSION OF BENEFIT PAYMENTS. If a DNSP Participant is reemployed as an Employee after the DNSP Participant has begun to receive payment of his DNSP Benefit, payment of such benefit shall cease until the DNSP Participant is no longer an Employee (subject to required minimum distributions as provided under Section 5.5 of the MRB Plan), in accordance with Article VI of the MRB Plan.


SECTION 3.11 SURVIVOR BENEFITS

3.11.1 PRERETIREMENT SPOUSE'S BENEFIT.

     (a) Eligibility for Benefit. The spouse of a DNSP Participant shall be entitled to a preretirement spouse's benefit determined under Section 3.11.1(b) if each of the following conditions are met:

          (1) The DNSP Participant dies before his Annuity Starting Date.

          (2) The DNSP Participant's service terminates after he has completed 5

                                  Page 23 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


     or more Years of DNSP Vesting Service, or the DNSP Participant is otherwise vested in his benefit.

          (3) The spouse is married to the DNSP Participant on the date of his death and has been married to him for at least 90 days.

          (4) The spouse is living on the date on which the benefit commences.

     (b) Amount of Benefit. The preretirement spouse's benefit shall be a monthly benefit payable to the spouse beginning on the later of the first day of the month after the Participant's death or the first day of the month after the Participant would have attained age 55 in an amount determined as if the Participant had terminated employment on the date of his death (or actual termination if earlier) survived until the date benefits begin, elected a Qualified Joint and Survivor Annuity and died the following day. A preretirement spouse's benefit beginning before the Participant's Normal Retirement Date shall be reduced as provided under Section 3.8.3. Notwithstanding the foregoing, the surviving spouse may elect to delay the commencement of benefits until any later date up to and including the Participant's Normal Retirement Date.

3.11.2 SPECIAL PRERETIREMENT SPOUSE'S BENEFIT. In the event that the Participant dies after attaining his Normal Retirement Age, or dies while still an Employee and after completing at least 15 Years of DNSP Benefit Service, and his surviving spouse is entitled to a preretirement spouse's benefit under Section 3.11.1, the benefit shall be determined as provided in Section 3.11.1(b), except that the benefit shall commence on the first day of the month following the Participant's death, there shall be no actuarial reduction on account of the benefit commencing before the Participant's Normal Retirement Date, and the amount of the benefit shall be determined taking into account the age difference between the Participant and spouse only to the extent that it exceeds 5 years.

3.11.3 RETURN OF ACCUMULATED CONTRIBUTIONS.

     (a) Participant Dies before Annuity Starting Date.

          (1) In General. If a Contributory Participant dies before his Annuity Starting Date (and no preretirement spouse's benefit is payable under
     Section   3.11.1  or  Section   3.11.2)   the   Participant's   Accumulated
     Contributions shall be paid to his designated Beneficiary except as provided in Section 3.11.3(a)(2).

          (2) Special  Benefit.  If a Contributory  Participant  dies before his

                                  Page 24 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


     Annuity Starting Date but after attaining his Normal Retirement Age or completing at least 15 Years of DNSP Benefit Service (and no preretirement spouse's benefit is payable under Section 3.11.1 or 3.11.2) the Participant's designated Beneficiary may elect by written notice given to the Committee to receive, instead of the Participant's Accumulated
     Contributions, 60 monthly payments equal to the monthly payment the Participant would have received as a Contributory Pension (calculated under Section 3.7.2(a)(2)) had he retired on the first day of the month of his death, or the DNSP Actuarial Equivalent value of such payments determined under Section 3.9.4 as a lump sum.

     (b) Participant Dies After Annuity Starting Date. If Contributory Participant and his spouse (if any) die before receipt of 60 monthly payments of Contributory Pension (and no optional form of benefit was elected under Section 3.9.3) payment of Contributory Pension shall be made for the balance of 60 months to the Participant's designated Beneficiary. The Beneficiary may elect payment in a lump sum. Payments to Participant, spouse (if any) and Beneficiary shall not be less than Accumulated Contributions as of the Annuity Starting Date.

                                  Page 25 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


SECTION 3.12 DISABILITY BENEFITS

3.12.1 DNSP PARTICIPANTS RECEIVING DISABILITY BENEFITS ON MERGER DATE. A DNSP Participant who is receiving a DNSP Disability Benefit as of the Merger Date shall continue to receive that benefit until the earlier [1] the Participant's Normal retirement Date or [2] the date on which the Participant ceases to have a Total and Permanent Disability. Upon attaining Normal Retirement Age, the Participant shall commence a his DNSP Benefit payable in the form elected by the Participant at that time as provided in Section 3.9 . In the event that the Participant dies before his Annuity Starting Date with respect to his DNSP
Benefit,  no further  benefit  shall be  payable  except as may be  provided  in
Section 3.11. In the event that the Participant ceases to have a Total and Permanent Disability before his Normal Retirement Date, the DNSP Disability Benefit shall cease.

3.12.2 DNSP PARTICIPANTS WHO ARE DISABLED ON THE MERGER DATE. A DNSP Participant who has had a Total and Permanent Disability on the Merger Date but has not had a Disability Date on or before the Merger Date shall be entitled to a DNSP Disability Benefit provide the Participant has a Disability Date within 6 months following the Merger Date. The DNSP Disability Benefit shall be subject to the rules described in Section 3.12.1.


3.12.3 DNSP PARTICIPANTS WHO ARE NOT DISABLED ON THE MERGER DATE. A DNSP Participant who does not have a Total and Permanent Disability on the Merger Date but shall not be entitled to a DNSP Disability Benefit even though such Participant may become disabled at a later time.

                                  Page 26 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



                                  APPENDIX S3-A
                                  -------------

                   ACTUARIAL ASSUMPTIONS, TABLES AND FACTORS
                   -----------------------------------------

                           FOR COMPUTING PLAN BENEFITS
                           ---------------------------


I.   Lump Sum Factors.

     Lump sum equivalencies of annuities shall be determined by using the following mortality and interest assumptions:

     (1) Mortality: The 1983 Group Annuity Mortality Table with a 50% male/50% female blend.

     (2) Interest: The interest rate used for a given Plan Year shall be the annual interest rate on 30-year United States Treasury securities as determined by the Internal Revenue Service for the month of February preceding the Plan Year.

     Notwithstanding the foregoing, the lump sum equivalency of a benefit paid before July 1, 1999 shall not be less than the lump sum amount of such benefit determined as provided above but with the interest rate determined as of the last day of the calendar quarter preceding the date of the lump sum distribution.

II.  Factors  for  Determining  Accrued  Pension   Attributable  to  Accumulated
     Contributions.

     The actuarial assumptions described in Section I of this Appendix S3-A shall apply in determining the Accrued Pension attributable to a Contributory Participant's Accumulated Contributions as of a date of reference, except that no mortality shall be assumed prior to the Participant's Normal Retirement Date.

III. Other Conversion Table .

     Following (on the next page) is the table and actuarial bases that apply in determining the reduction for a Deferred Vested Pension:

                                  Page 27 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



                  Unisex Reduction Factors for Commencement of
                  --------------------------------------------

                      Vested Deferred Pension Before Age 65
                      -------------------------------------

                                                    Vested Deferred
                                                       Reduction
                                                        Factors*

                    Age of Employee                   Unisex Factor

                          55                             .3971
                          56                             .4316
                          57                             .4699
                          58                             .5126
                          59                             .5601
                          60                             .6134
                          61                             .6730
                          62**                           .7556
                          63**                           .8161
                          64**                           .9022
                          65                            1.0000

* Based on 6% interest and the 1979 George B. Buck Mortality Table with a male/female mix of 85:15.

**   If 15 or more Years of DNSP Benefit Service, factor is 1.000.

                                  Page 28 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



                                  APPENDIX S3-B
                                  -------------

           TRANSFERS FROM SPRECKELS SUGAR COMPANY, INC. PENSION PLAN
           ---------------------------------------------------------


     This Appendix S3-B shall apply to each Participant who, prior to April 19, 1996, was a participant in the Spreckels Sugar Company, Inc. Pension Plan (the "Spreckels Plan"), who became eligible to participate in the Duff-Norton Salaried Plan as of April 19, 1996, and with respect to whom there has been an asset transfer representing benefits accrued under the Spreckels Plan from the Spreckels Plan to the Duff-Norton Salaried Plan.

I.   Definitions. Except  as  provided  below,  all  definitions  set forth in
     Schedule 3 shall apply to this Appendix S3-B. The following special definitions shall apply for purposes of this Appendix S3-B:

     (1)  "Normal Form" means:

          (a) with respect to a Transferred Participant who is not married on his or her Annuity Starting Date, the portion of his or her Pension which constitutes his or her Spreckels Benefit shall be payable in the form of a "Five-Year Certain and Life Pension" (as this term is defined by the Spreckels Plan, and

          (b) with respect to a Transferred Participant who is married on his or her Annuity Starting Date, his or her Pension shall be payable in the form of a 50% Joint and Survivor Pension, and his or her Spouse shall be the Beneficiary.

     (2) "Spreckels Benefit" means the monthly benefit described in Section III, below.

     (3) "Spreckels Normal Retirement Age" means, solely with respect to determining a Transferred Participant's benefits pursuant to this Appendix S3-B, the later of (a) age 65 or (b) the age of the Transferred Participant on the fifth anniversary of the Transferred Participant's initial participation in the Spreckels Plan.

     (4) "Spreckels Plan" means the Spreckels Sugar Company, Inc. Pension Plan as in effect on April 19, 1996.

                                  Page 29 of Schedule 3 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


     (5) "Spreckels Participant" means a DNSP Participant who became eligible to participate in the Duff-Norton Salaried Plan on April 19, 1996, and for whom a transfer of assets and liabilities from the Spreckels Plan has occurred.

II. Benefits Payable Under The Duff-Norton Salaried Plan . Notwithstanding anything to the contrary in this Schedule 3, a Spreckels Participant's DNSP Benefit shall be equal to the greater of the amount determined under
     (a) or (b), where:

     (a) is the sum of (i) his DNSP Benefit determined under this Schedule 3 counting only service on or after April 19, 1996 plus (ii) his Spreckels Benefit, and where

     (b)  is his DNSP  Benefit  determined  under this  Schedule 3 taking into
          account  all  of  the   Spreckels   Participant's   service  with  the
          Duff-Norton Company, Inc. and Affiliates to the extent such service would be taken into account under the Duff-Norton Salaried Plan.

III. Calculation of Spreckels Benefit . The Spreckels Benefit shall be determined for each Spreckels Participant. The Spreckels Benefit shall be equal to the Spreckels Participant's accrued benefit in the Spreckels Plan as of April 19, 1996, calculated under Article 5 of the Spreckels Plan.

IV. Early Retirement Benefits . If a Spreckels Participant's employment as an Employee terminates prior to his or her Spreckels Normal Retirement Age, the Spreckels Participant may elect to receive the amount of his DNSP Benefit equal to his Spreckels Benefit as an early retirement benefit if the Spreckels Participant satisfies the requirements set forth in Section
     4.2 of the Spreckels Plan. The amount of this early retirement benefit shall be determined in accordance with Sections 4.2 and 5.4 of the Spreckels Plan and his or her Spreckels Benefit shall be adjusted for the early retirement reduction factors contained therein.

V. Forms of Benefit . Unless a Spreckels Participant elects otherwise, the amount of his DNSP Benefit equal to his or her Spreckels Benefit shall be paid in the Normal Form determined under Section 3.9.2. At the time of payment of his Spreckels Benefit, a Spreckels Participant may elect to receive this benefit in any optional form available under Article 6 of the Spreckels Plan, calculated as provided under the Spreckels Plan.

501814.3

                          COLUMBUS McKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

                                   SCHEDULE 4

                    DUFF-NORTON COMPANY, INC. RETIREMENT PLAN
                         FOR WADESBORO HOURLY EMPLOYEES
             MERGER INTO MRB PLAN, TREATMENT OF FORMER PARTICIPANTS

                         Schedule 4 -- Table of Contents

 SECTION 4.1  INTRODUCTION..........................................        1

 SECTION 4.2  DEFINITIONS...........................................        2

              4.2.1   Active Wadesboro Participant..................        2
              4.2.2   Affiliate.....................................        2
              4.2.3   Computation Period............................        2
              4.2.4   Disability Date...............................        3
              4.2.5   Hour of Service...............................        3
              4.2.6   Inactive Wadesboro Participant................        3
              4.2.7   Merger Date...................................        3
              4.2.8   MRB Plan......................................        3
              4.2.9   MRB Plan Benefit..............................        3
              4.2.10  New Benefit Service...........................        3
              4.2.11  New-Service-Only MRB Plan Benefit.............        3
              4.2.12  Normal Retirement Date........................        4
              4.2.13  Original Hire Date............................        4
              4.2.14  Rehire Date...................................        4
              4.2.15  Total and Permanent Disability................        4
              4.2.16  Wadesboro Actuarial Equivalent................        4
              4.2.17  Wadesboro Benefit.............................        4
              4.2.18  Wadesboro Benefit Service.....................        5
              4.2.19  Wadesboro Disability Benefit..................        6
              4.2.20  Wadesboro Early Retirement Age................        6
              4.2.21  Wadesboro Early Retirement Date...............        6
              4.2.22  Wadesboro Eligible Employee...................        6
              4.2.23  Wadesboro Employee............................        6
              4.2.24  Wadesboro Employer............................        6
              4.2.25  Wadesboro Participant.........................        6
              4.2.26  Wadesboro Hourly Plan.........................        6
              4.2.27  Wadesboro Vesting Service.....................        7
              4.2.28  Section References............................        7

                         Schedule 4 -- Table of Contents
                                                                          Page


SECTION 4.3  PARTICIPATION IN THE MRB PLAN................................  7

             4.3.1    When Active Wadesboro Participants Become "Participants"
                      in the MRB Plan.....................................  7
             4.3.2    Determination of MRB Plan Benefit.................... 8
             4.3.3    Time When MRB Plan Benefit is Paid................... 8
             4.3.4    Form in Which MRB Plan Benefit Is Paid..............  8
             4.3.5    Determination of Benefit Service....................  8
             4.3.6    Determination of Vesting Service..................... 9
             4.3.7    Offset of Certain Amounts against MRB Plan Benefit... 9

SECTION 4.4  MERGER OF WADESBORO HOURLY PLAN INTO THE MRB PLAN............  9

             4.4.1    Merger of Wadesboro Hourly Plan into the MRB Plan...  9
             4.4.2    Payment of Wadesboro Hourly Plan Benefits..........   9
             4.4.3    Conflict With Wadesboro Hourly Plan Documents.......  9

SECTION 4.5  WHEN WADESBORO BENEFIT IS PAYABLE............................ 10

             4.5.1    Inactive Wadesboro Participants..................... 10
             4.5.2    Active Wadesboro Participants....................... 10

SECTION 4.6  COMPUTATION OF WADESBORO BENEFIT............................. 10

             4.6.1    In General.......................................... 10
             4.6.2    Wadesboro Benefit Formula........................... 10

SECTION 4.7  ADJUSTMENT OF BENEFIT TO REFLECT TIME OF PAYMENT............. 11

             4.7.1    Benefit Commencing on Normal Retirement Date........ 11
             4.7.2    Benefit Commencing After Normal Retirement Date..... 11
             4.7.3    Benefit Commencing On Wadesboro Early Retirement
                      Date................................................ 11
             4.7.4    Deferred Vested Benefit Commencing Before Normal
                      Retirement Date..................................... 12

SECTION 4.8  FORM OF WADESBORO BENEFIT.................................... 12

             4.8.1    In General.......................................... 12
             4.8.2    Normal Form of Payment.............................. 12
             4.8.3    Optional Form of Payment............................ 13
             4.8.4    Cash-out of Minimum Benefit........................  13

                         Schedule 4 -- Table of Contents
                                                                          Page


SECTION 4.9  REEMPLOYMENT AFTER COMMENCEMENT OF BENEFITS.................. 13

             4.9.1    Suspension of Benefit Payments...................... 13

SECTION 4.10 SURVIVOR BENEFITS............................................ 13

             4.10.1   Preretirement Spouse's Benefit...................... 13
             4.10.2   Special Preretirement Spouse's Benefit.............. 14

SECTION 4.11 DISABILITY BENEFITS.......................................... 15

             4.11.1   Wadesboro Participants Receiving Disability
                      Benefits on Merger Date............................. 15
             4.11.2   Wadesboro Participants Who Are Disabled on
                      the Merger Date..................................... 15
             4.11.3   Wadesboro Participants Who Are Not Disabled
                      on the Merger Date.................................. 15

APPENDIX S4-A -- ACTUARIAL ASSUMPTIONS, TABLES AND FACTORS................ 16

             I.       Lump Sum Factors.................................... 16
             II.      Other Conversion Tables............................. 16

                          COLUMBUS McKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

                                    SCHEDULE

                    Duff-Norton Company, Inc. Retirement Plan
                         for Wadesboro Hourly Employees
             Merger into MRB Plan, Treatment of Former Participants



SECTION 4.1  INTRODUCTION

     Columbus McKinnon Corporation (the "Company") acquired all of the outstanding stock of Duff-Norton Company, Inc. on January 3, 1997. At that time, Duff-Norton maintained several defined benefit pension plans covering different groups of its employees. One of these plans was the Duff-Norton Company, Inc. Retirement Plan for Wadesboro Hourly Employees (the "Wadesboro Hourly Plan"). The Company wishes to consolidate the defined benefit pension plans covering its nonunion employees. In furtherance of that goal, the Company has:

o Caused the Wadesboro Hourly Plan to be amended to discontinue benefit accruals effective March 31, 1998,

o Extended coverage under the Columbus McKinnon Corporation Monthly Retirement Benefit Plan (the "MRB Plan") to Employees covered under the Wadesboro Hourly Plan effective April 1, 1998, and

o Authorized the merger of the Wadesboro Hourly Plan into the MRB Plan on June 30, 1998.

     This Schedule provides special rules pursuant to which participants in the Wadesboro Hourly Plan will participate in the MRB Plan beginning on April 1, 1998. Pursuant to the provisions of this Schedule , Employees who were active participants in the Wadesboro Hourly Plan on March 31, 1998:

o will be granted Vesting Service (but not Benefit Service) under the MRB Plan as of April 1, 1998 equal to service earned under under the Wadesboro Hourly Plan before April 1, 1998,

o       will receive a benefit under the MRB Plan equal to the sum of:

        o the benefit accrued under the Wadesboro Hourly Plan as of March 31, 1998 (their "Wadesboro Benefit"), plus

        o        the benefit accrued under the MRB Plan with respect to service



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                                   Page 2 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



                earned after March 31, 1998(their "New-Service-Only MRB Plan Benefit"),

o       will be entitled to:

        o receive their entire MRB Plan benefit at the time and in the form provided under the MRB Plan.

     In addition, this Schedule provides for the merger of the Wadesboro Hourly Plan into the MRB Plan effective June 30, 1998. Employees and former employees who were inactive participants in the Wadesboro Hourly Plan on March 31, 1998 and who did not become Active Participants in the MRB Plan on April 1, 1998 will receive their Wadesboro Benefit at the time and in the form provided under the Wadesboro Hourly Plan, but will receive that benefit from the MRB Plan after the plan merger.

     This Schedule should be construed so as to achieve its purposes as set forth in this Introduction including the preservation of benefits and benefit forms accrued under the Wadesboro Hourly Plan and the avoidance of the duplication of benefits under the MRB Plan and the Wadesboro Hourly Plan for the same periods of Benefit Service.

     This Section 2.1 is intended merely as an overview and actual benefit calculations shall be made on the basis of the rules set forth in the subsequent sections of this Schedule 2.


SECTION 4.2  DEFINITIONS

        Capitalized terms used in this Schedule shall have the meanings set forth in Article I of the MRB Plan except that the following terms shall have the meanings set forth below solely for purposes of this Schedule 4:

4.2.1 Active Wadesboro Participant means an individual who was an active participant in the Wadesboro Hourly Plan on March 31, 1998 and who was an Eligible Employee under the MRB Plan on April 1, 1998.

4.2.2 Affiliate. Reference in this Schedule 4 to an "Affiliate" of Duff-Norton Company, Inc. or any other company shall mean an "affiliate" defined in a manner analogous to the definition of "Affiliate" at Section 1.5 of the MRB Plan.

4.2.3 Computation Period means the 12-consecutive month period commencing on the Employee's Original Hire Date and each anniversary thereof; provided, however,

                                   Page 3 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



that the Computation Period shall switch to the 12-consecutive month period commencing on the Employee's Rehire Date and each anniversary thereof in the case of an Employee who has a Rehire Date.

4.2.4  Disability  Date means the first day of the month  following the later of
(i) a determination of Total and Permanent Disability, or (ii) the end of a six-month period of Total and Permanent Disability.

4.2.5 Hour of Service. Reference in this Schedule 4 to an "Hour of Service" shall mean an "hour of service" defined in a manner analogous to the definition of "Hour of Service" at Section 1.23 of the MRB Plan, except that "Employer" shall mean Duff-Norton Company, Inc. and each Affiliate that adopted the Wadesboro, and the equivalency rule set forth in Section 1.23(d) of the MRB Plan shall not apply.

4.2.6 Inactive Wadesboro Participant means any person who has an accrued benefit under the Wadesboro Hourly Plan on the Merger Date and who is not an Active Wadesboro Participant. If an Inactive Wadesboro Participant becomes a participant under the MRB Plan after April 1, 1998, that person's rights with respect to any benefit accrued under the MRB Plan shall be determined under the provisions of the MRB Plan exclusive of this Schedule 4.

4.2.7 Merger Date means June 30, 1998.

4.2.8 MRB Plan means the Columbus McKinnon Corporation Monthly Retirement Benefit Plan, as amended, of which this Schedule 4 is a part.

4.2.9 MRB Plan Benefit means the entire benefit payable to a Wadesboro Participant under the MRB Plan including this Schedule 4. The MRB Plan Benefit of an Active Wadesboro Participant is determined under Section 4.3.2. The MRB Plan Benefit of an Inactive Wadesboro Participant is his Wadesboro Benefit.

4.2.10 New Benefit Service means Benefit Service earned by a Wadesboro Participant after March 31, 1998 in accordance with Section 2.3 of the MRB Plan as modified by Section *** of this Schedule 4.

4.2.11 New-Service-Only MRB Plan Benefit means the Accrued Benefit earned under the MRB Plan by a Wadesboro Participant where the benefit is calculated by on the basis of the Participant's New Benefit Service, his Earnings (within the meaning of Article I of the MRB Plan) paid before and after March 31, 1998, and on the MRB Plan benefit formula in effect on and after April 1, 1998. The Benefit Service taken into account in calculating a Participant's New-Service-Only MRB Plan Benefit shall not exceed 35 years reduced by the

                                   Page 4 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



number of years of Wadesboro Benefit Service used to calculate the Participant's Wadesboro Benefit.

4.2.12 Normal Retirement Date has the same meaning as in Section 1.26 of the MRB Plan except that, when applied in determining a Wadesboro Benefit, it means the first day of the month following attainment of age 65 regardless of length of participation in the MRB Plan.

4.2.13 Original Hire Date means the first date on which a Wadesboro Eligible Employee performed an Hour of Service for a Wadesboro Employer.

4.2.14 Rehire Date means the date on which a Wadesboro Eligible Employee is credited with one Hour of Service following a 1-Year Break in Service.

4.2.15 Total and Permanent Disability means, with respect to a Wadesboro Participant, a disability that prevents him from engaging in any gainful employment for a period of six consecutive months from the onset of such disability and, thereafter, wholly and continuously prevents him from engaging in gainful employment. For this purpose, disability shall be construed as any incapacity by reason of a medically determinable physical or mental impairment that can be expected to be permanent and that is not a result of [1] self-inflicted injuries, [2] criminal acts for which the Participant is held accountable under the law, or [3] military service. To determine if the Participant continues to have a Total and Permanent Disability, the Participant shall verify that he qualifies for and is receiving federal Social Security disability benefits or submit to a medical examination at reasonable intervals (not more frequently than semi-annually) to be conducted by a physician approved by the Committee. If a Participant fails to verify his receipt of Social Security disability benefits or refuses to be examined by the physician, as the case may be, the Participant shall be deemed not to have a Total Permanent Disability. Only Wadesboro Participants who have completed 10 or more Years of Wadesboro Benefit Service on or before the Merger Date can have a Total and Permanent Disability within the meaning of this Schedule 4.

4.2.16 Wadesboro Actuarial Equivalent. A benefit is the "Wadesboro Actuarial Equivalent" of another benefit on a given date if the actuarial present value of the two benefits on that date are the same. Wadesboro Actuarial Equivalence is determined on the basis of the actuarial factors set forth in Appendix S4-A attached to this Schedule 4.

4.2.17 Wadesboro Benefit means the accrued benefit under the Wadesboro Hourly Plan of a Wadesboro Participant determined on the assumption that the Participant terminated employment on the earlier of (i) his actual date of termination, or (ii) March 31, 1998.

                                   Page 5 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan




4.2.18 Wadesboro Benefit Service is calculated in Years of Wadesboro Benefit Service which equal the sum of the amounts determined under Sections 4.2.18(a) and 4.2.18(b).

        (a) Prior to January 1, 1976. For periods prior to January 1, 1976, an Wadesboro Eligible Employee shall be credited with Years of Wadesboro Benefit Service under rules similar to those used to determine Years of Wadesboro Vesting Service.

     (b) After December 31, 1975. For periods after December 31, 1975, an Wadesboro Eligible Employee shall be credited with a Year of Wadesboro Benefit Service for each Computation Period in which he or she completes 1000 Hours of Service as an Wadesboro Eligible Employee. In determining a Year of Wadesboro Benefit Service under this Section 4.2.18(b), break in service rules similar to those set forth in Section 2.2(c) of the MRB Plan shall be applied. In addition, in determining a Year of Wadesboro Benefit Service under this Section 4.2.18(b), the following rules shall be applied:

                (1) Fractional Years. An Wadesboro Eligible Employee who completes less than 1,000 Hours of Service during a Computation Period in which he retires or terminates employment with the Wadesboro Employer for any reason shall be credited with a fractional Year of Wadesboro Benefit Service for such Computation Period, determined on the basis of whole months, with any portion of a month of 15 days or more counting as a whole month and any portion of a month of less than 15 days being disregarded.

                (2) Special Rule for Terminations Prior to July 1, 1988. Notwithstanding the provision of , an Wadesboro Eligible Employee shall be credited with Years of Wadesboro Benefit Service for Hours of Service on or after his Normal Retirement Age only if he or she is credited with an Hour of Service on or after July 1, 1988.

        (c) Special Rule for Calculating Wadesboro Benefit Service in 1998. Notwithstanding any provision in the Plan to the contrary, a Wadesboro Participant who is scheduled to work at least 1,000 hours per year, and whose Computation Period for the purpose of calculating Benefit Service ends on a date other than March 31, shall be granted Wadesboro Benefit Service for the period beginning on the day after the last day of the Computation Period ending immediately before March 31, 1998 and ending on March 31, 1998. The Wadesboro Benefit Service granted under the preceding sentence shall equal a fraction of a Year of Wadesboro Benefit Service (not exceeding 1) where the numerator is the number of days in such period and the denominator is 365.

                                   Page 6 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan




        (d) No Wadesboro Benefit Service Accrued After March 31, 1998. No Wadesboro Participant shall accrue Wadesboro Benefit Service after March 31, 1998.


4.2.19 Wadesboro Disability Benefit means an ancillary benefit in the form of a monthly payment beginning on a Wadesboro Participant's Disability Date and continuing until the earlier of the Participant's Normal Retirement Date or the date on which the Participant no longer has a Total and Permanent Disability. The benefit shall be in an amount equal to the Participant's Wadesboro Benefit calculated as if the Participant terminated employment at the time of disability but without actuarial reduction for payment beginning before his Normal Retirement Date.

4.2.20 Wadesboro Early Retirement Age. A Wadesboro Participant will attain Wadesboro Early Retirement Age on the later of date he attains age 55 and completes 15 Years of Wadesboro Benefit Service, provided that he is an active Employee on that date.

4.2.21 Wadesboro Early Retirement Date means the first day of the calendar month coincident with or next following the date on which a Wadesboro Participant actually retires, if such date is prior to his Normal Retirement Date and after he has attained Wadesboro Early Retirement Age.

4.2.22 Wadesboro Eligible Employee means any hourly or piece-work Employee of Duff-Norton Company, Inc. employed at the Duff-Norton Company, Inc. Wadesboro, N.C. facilities who at the time of reference was not covered by a collective bargaining agreement and was not a Highly Compensated Employee.

4.2.23 Wadesboro Employee means a common law employee of Duff-Norton Company, Inc. or an Affiliate.

4.2.24 Wadesboro Employer means Duff-Norton Company, Inc. (renamed "Yale Industrial Products, Inc." on March 31, 1997).

4.2.25 Wadesboro Participant may mean an Active Wadesboro Participant or an Inactive Wadesboro Participant.

4.2.26 Wadesboro Hourly Plan means The Duff-Norton Company, Inc. Retirement Plan for Wadesboro Hourly Employees which was merged into the MRB Plan effective June 30, 1998 and which is evidenced by the following documents:

     (a) The Duff-Norton Company, Inc. Retirement Plan for Wadesboro Hourly Employees as amended and restated effective July 1, 1989,

                                   Page 7 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan




     (b)  Amendment 1 effective as of March 31, 1998.

     (c)  Amendment 2 effective as of June 30, 1998.

     (d)  Amendment 3 effective as of various dates.

4.2.27 Wadesboro Vesting Service. A Wadesboro Participant must have at least 5 years of Wadesboro Vesting Service (10 years if the Participant has not earned an Hour of Service on or after July 1, 1989) in order to have a vested interest in his Wadesboro Benefit. A Wadesboro Participant whose employment terminates at a time when the Participant has no vested interest in his Wadesboro Benefit will receive no Wadesboro Benefit under the MRB Plan. A Participant's Wadesboro Vesting Service is equal to the sum of the amounts determined under Sections 4.2.27(a) and 4.2.27(b) below.

        (a) Prior to January 1, 1976. For periods prior to January 1, 1976, a Wadesboro Employee shall be credited with Years of Wadesboro Vesting Service in accordance with the provisions of the Wadesboro Plan in effect prior to January 1, 1976.

        (b) After December 31, 1975. For periods after December 31, 1975, an Wadesboro Employee shall be credited with a Year of Vesting Service for each Computation Period in which he or she completes 1000 Hours of Service as a Wadesboro Employee. In determining a Year of Vesting Service under this Section 4.2.27(b), break in service rules similar to those set forth in Section 2.2(c) of the MRB Plan shall be applied.

4.2.28 Section  References.  A section  reference in this Schedule 4 refers to a section in this Schedule 4 unless it refers explicitly to the MRB Plan or the Wadesboro Hourly Plan. A reference to a section of the "Plan" is a reference to the MRB Plan document exclusive of the Schedules attached thereto.


SECTION 4.3  PARTICIPATION IN THE MRB PLAN

4.3.1 When Active Wadesboro Participants Become "Participants" in the MRB Plan. Each Active Wadesboro Participant shall become an "Active Participant" in the MRB Plan as of April 1, 1998 regardless of whether the Participant has met the age and service requirements of Section 3.1 of the MRB Plan on that date. An Inactive Wadesboro Participant shall not become an "Active Participant" in the MRB Plan except as provided under the terms of the MRB Plan exclusive of this
Schedule 4.

                                   Page 8 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



4.3.2 Determination of MRB Plan Benefit.

        (a) In General. Each Active Wadesboro Participant shall be eligible to receive an MRB Plan Benefit equal to the sum of (1) plus (2) where:

          (1)  is his Wadesboro Benefit, and

          (2)  is his New-Service-Only MRB Plan Benefit.

4.3.3 Time When MRB Plan Benefit is Paid.

        (a) In General. The MRB Plan Benefit of an Active Wadesboro Participant shall be paid at a time determined under Article IV of the MRB Plan subject to the special rules of this Section 4.3.3.

        (b) Adjustment of Wadesboro Benefit to Reflect Time of Payment. Notwithstanding Section 4.3.3(a), the Wadesboro Benefit portion of a MRB Plan Benefit payable to an Active Wadesboro Participant shall be adjusted as provided in Section 4.7 to reflect the time of payment.

4.3.4 Form in Which MRB Plan Benefit Is Paid.

        (a) In General. The MRB Plan Benefit of an Active Wadesboro Participant may be paid in any form permitted under, and shall be subject to all of the rules of, Article V of the MRB Plan.

        (b) Adjustment of Wadesboro Benefit to Reflect Form of Payment. Notwithstanding Section 4.3.4(a), the Wadesboro Benefit portion of a MRB Plan Benefit shall be adjusted as provided in Section 4.8 if it is paid in a form other than a Single Life Annuity.

4.3.5 Determination of Benefit Service. An Active Wadesboro Participant's Benefit Service (within the meaning of Article I of the MRB Plan) shall be determined under Section 2.3 of the MRB Plan. However, in making such determination under Section 2.3 of the MRB Plan, the following special rules apply:

        (a)  Wadesboro  Benefit  Service.  The  Participant's   Benefit  Service
determined as of March 31, 1998 shall be deemed to equal the Participant's Wadesboro Benefit Service determined as of that date.

        (b) New Benefit Service Pro Rated in 1998. The Participant shall be deemed to have earned 0.75 years of New Benefit Service during the period from

                                   Page 9 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



April 1, 1998 through December 31, 1998 provided that the Participant completes at least 750 Hours of Service as an Eligible Employee during that period.

4.3.6 Determination of Vesting Service. For the purpose of determining whether an Active Wadesboro Participant is eligible for an MRB Plan Benefit, and for the purpose of determining when an Active Wadesboro Participant is eligible for early retirement under the MRB Plan, the Participant's Vesting Service (within the meaning of Article I of the MRB Plan) shall be determined under Section 2.2 of the MRB Plan. However, in making the determination under Section 2.2 of the MRB Plan, the Participant's Vesting Service determined as of January 1, 1999 shall not be less than the sum of:

                (1) his Wadesboro Vesting Service determined on the last day of the Computation Period coincident with or immediately preceding January 1, 1999, plus

                (2) provided the Participant is credited with at least 1,000 Hours of Service during the 1998 calendar year, one additional year of Vesting Service.

4.3.7 Offset of Certain Amounts against MRB Plan Benefit. The MRB Plan Benefit paid to a Wadesboro Participant shall be reduced by the Wadesboro Actuarial Equivalent amount of benefits payable to the Participant under any defined benefit pension plan to which Duff-Norton Company, Inc. or an Affiliate made contributions (including any such plan that has been merged into any other plan), to the extent that such benefits are attributable to the same years of service as benefits included in the MRB Plan Benefit.


SECTION 4.4 MERGER OF WADESBORO HOURLY PLAN INTO THE MRB PLAN

4.4.1 Merger of Wadesboro Hourly Plan into the MRB Plan. The Wadesboro Hourly Plan shall be merged into the MRB Plan on the Merger Date.

4.4.2 Payment of Wadesboro Hourly Plan Benefits. Effective on and after the Merger Date, the MRB Plan shall be responsible for payment of all benefits accrued under the Wadesboro Hourly Plan, including all such benefits in pay status on the Merger Date.

4.4.3 Conflict With Wadesboro Hourly Plan Documents. This Schedule 4 reflects the authority of the Retirement Committee to interpret the Wadesboro Hourly Plan with a view toward resolving any conflicts and ambiguities that exist in the Wadesboro Hourly Plan documents. If a provision in this Schedule 4 conflicts

                                  Page 10 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



with an unambiguous, non-internally conflicting provision of the Wadesboro Hourly Plan documents, the Wadesboro Hourly Plan documents shall govern. In all other instances, this Schedule 4 shall govern.


SECTION 4.5 WHEN WADESBORO BENEFIT IS PAYABLE

4.5.1 Inactive Wadesboro Participants.

        (a) Annuity Starting Date Before Merger Date. The Wadesboro Benefit of an Inactive Wadesboro Participant whose Annuity Starting Date occurred before the Merger Date shall continue to be paid after the Merger Date in accordance with the schedule of payment established on the Annuity Starting Date.

        (b) Annuity Starting Date On or After Merger Date. The Wadesboro Benefit of an Inactive Wadesboro Participant whose Annuity Starting Date occurs on or after the Merger Date may be paid beginning on the first day of any month after the Participant has attained age 55, as elected by the Participant, but shall begin no later than the Participant's Normal Retirement Date.

4.5.2 Active Wadesboro Participants. The Wadesboro Benefit of an Active Wadesboro Participant shall be paid at the time provided in Section 4.3.3 of this Schedule 4.


SECTION 4.6 COMPUTATION OF WADESBORO BENEFIT

4.6.1 In General.

        (a) Benefits In Pay Status On Merger Date. The Wadesboro Benefit of a Wadesboro Participant whose Annuity Starting Date occurred before the Merger Date shall continue to be paid after the Merger Date in accordance with the amount, form and schedule of payment established on the Annuity Starting Date.

        (b) Benefits Not In Pay Status On Merger Date. The Wadesboro Benefit of a Wadesboro Participant whose Annuity Starting Date occurs on or after the Merger Date shall be determined using the Wadesboro Benefit formula set forth in
Section 4.6.2. The benefit so determined shall be adjusted to reflect time of payment as provided in Section 4.7, and shall be further adjusted as provided in
Section 4.8 if it is payable in a form other than a Straight Life Annuity.

4.6.2 Wadesboro Benefit Formula.

                                  Page 11 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan




        (a) Regular Benefit. A Participant's Wadesboro Benefit shall be calculated as a Straight Life Annuity beginning on the Participant's Normal Retirement Date in an monthly amount equal to the product of (i) his whole and fractional Years of Wadesboro Benefit Service multiplied times (ii) seventeen dollars and fifty cents ($17.50).

        (b) Benefit Service Taken Into Account. The Wadesboro Benefit of a Wadesboro Participant determined under this Section 4.6.2 shall be calculated on the basis of Years of Wadesboro Benefit Service as if the Participant terminated employment on March 31, 1998.

        (c) Offset of Benefits from Other Plans. The Wadesboro Benefit of a Wadesboro Participant determined under this Section 4.6.2 shall be reduced by the Wadesboro Actuarial Equivalent amount of benefits payable to the Participant under any defined benefit pension plan to which Duff-Norton Company, Inc. or an Affiliate made contributions, to the extent that such benefits are attributable to the same years of service as benefits included in the Wadesboro Benefit.


SECTION 4.7 ADJUSTMENT OF BENEFIT TO REFLECT TIME OF PAYMENT

4.7.1 Benefit Commencing on Normal Retirement Date. A Wadesboro Participant's Wadesboro Benefit commencing on his Normal Retirement Date shall be his Wadesboro Benefit computed as provided under Section 4.6 without adjustment under this Section 4.7.

4.7.2 Benefit Commencing After Normal Retirement Date. A Wadesboro Participant's Wadesboro Benefit commencing after his Normal Retirement Date shall be his Wadesboro Benefit computed as provided under Section 4.6 (with his Years of Wadesboro Benefit Service determined as of his actual retirement date or March 31, 1998, whichever is earlier), actuarially adjusted as provided in Section 4.2(c) of the MRB Plan.

4.7.3 Benefit Commencing On Wadesboro Early Retirement Date. A Wadesboro Participant who retires after attaining his Early Retirement Age shall be eligible to receive, commencing on the first day of any month on or after his retirement and before his Normal Retirement Date, as elected by the Participant, a benefit computed as provided in Section 4.6 but based upon his Years of Wadesboro Benefit Service determined as of his Wadesboro Early Retirement Date. The benefit so determined shall be unreduced under this Section 4.7 if payment begins on or after the first day of the month following the Participant's 62nd birthday. However, for each of the first 48 months that payment precedes the

                                  Page 12 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



first day of the month following the Participant's 62nd birthday the benefit shall be reduced by 1/3 of 1 percent, and for each month that payment precedes the first day of the month following the Participant's 58th birthday, the benefit shall be further reduced by 1/2 of 1 percent.

4.7.4 Deferred Vested Benefit Commencing Before Normal Retirement Date. A Wadesboro Participant whose employment terminates before he attains his Early Retirement Age, but who has completed at least 5 Years of Wadesboro Vesting Service, shall be eligible to receive, commencing on the first day of any month on or after his 55th birthday, as elected by the Participant, a benefit computed as provided in Section 4.6 but based upon his Years of Wadesboro Benefit Service determined as of his employment termination date. If benefit payment begins before the Participant's Normal Retirement Date, the amount of the Participant's benefit shall be reduced as provided in Section II of Appendix S4-A.


SECTION 4.8 FORM OF WADESBORO BENEFIT

4.8.1 In General.

        (a) Annuity Starting Date Before Merger Date. The form of payment of the Wadesboro Benefit of a Wadesboro Participant whose Annuity Starting Date occurred before the Merger Date shall continue unchanged by this Schedule 4 (except as may be provided under Section 4.9 concerning reemployment).

        (b) Annuity Starting Date on or after Merger Date. The form of payment of the Wadesboro Benefit of a Wadesboro Participant whose Annuity Starting Date occurs on or after the Merger Date shall be paid in the normal form determined under Section 4.8.2 or an optional form determined under Section 4.8.3 as elected by the Wadesboro Participant. Payment of the benefit in an optional form is subject to the notice, waiver, election and spousal consent rules and other relevant provisions of Article V of the MRB Plan.

4.8.2 Normal Form of Payment.

        (a) Unmarried Wadesboro Participants. The normal form of payment for a Wadesboro Participant who is not married on his Annuity Starting Date is a Straight Life Annuity.

        (b) Married Wadesboro Participants. The normal form of payment for a Wadesboro Participant who is married on his Annuity Starting Date is a Qualified Joint and Survivor Annuity that is the MRB Actuarial Equivalent of a Straight Life Annuity.

                                  Page 13 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



4.8.3 Optional Form of Payment. Subject to the provisions of Article V of the MRB Plan, a Wadesboro Participant may elect, in lieu of his normal form of payment determined under Section 4.8.2, any optional form of payment available under Section 5.2(c) of the MRB Plan, where the benefit is first calculated as a Straight Life Annuity under this Schedule 4 and then converted into an optional form of payment using the appropriate "Actuarial Equivalent Factor" determined under Appendix A of the MRB Plan.

4.8.4 Cash-out of Minimum Benefit.

        (a) Mandatory Distribution. In the event that the Employee status of a Wadesboro Participant terminates at a time when the lump sum present value of his MRB Plan Benefit determined under Section 4.3.2 is $5,000 or less, the Participant shall be paid the benefit in a single sum as soon as practicable, as provided under Section 5.4 of the MRB Plan.

        (b) Survivor Benefits. Rules similar to those set forth in Section 4.8.4(a)shall apply with respect to a survivor benefit payable to a spouse.

        (c) Payment After Annuity Starting Date. No distribution shall be made under to this Section 4.8.4 after the Wadesboro Participant's Annuity Starting Date unless the Wadesboro Participant and his spouse consent in writing to the distribution.


SECTION 4.9 REEMPLOYMENT AFTER COMMENCEMENT OF BENEFITS

4.9.1 Suspension of Benefit Payments. If a Wadesboro Participant is reemployed as an Employee after the Wadesboro Participant has begun to receive payment of his Wadesboro Benefit, payment of such benefit shall cease until the Wadesboro Participant is no longer an Employee (subject to required minimum distributions as provided under Section 5.5 of the MRB Plan), in accordance with Article VI of the MRB Plan.


SECTION 4.10 SURVIVOR BENEFITS

4.10.1 Preretirement Spouse's Benefit.

        (a) Eligibility for Benefit. The spouse of a Wadesboro Participant shall be entitled to a preretirement spouse's benefit determined under Section 4.10.1(b) if each of the following conditions are met:

                                  Page 14 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



            (1)         The  Wadesboro   Participant  dies  before  his  Annuity
                        Starting Date.

            (2) The Wadesboro Participant's service terminates after he has completed 5 or more Years of Wadesboro Vesting Service, or the Wadesboro Participant is otherwise vested in his benefit.

            (3) The spouse is married to the Wadesboro Participant on the date of his death and has been married to him for at least 90 days.

            (4) The spouse is living on the date on which the benefit commences.

        (b) Amount of Benefit. The preretirement spouse's benefit shall be a monthly benefit payable to the spouse beginning on the later of the first day of the month after the Participant's death or the first day of the month after the Participant would have attained age 55 in an amount determined as if the Participant had terminated employment on the date of his death (or actual termination if earlier) survived until the date benefits begin, elected a Qualified Joint and Survivor Annuity and died the following day. A preretirement spouse's benefit beginning before the Participant's Normal Retirement Date shall be reduced as provided under Section 4.7.3. Notwithstanding the foregoing, the surviving spouse may elect to delay the commencement of benefits until any later date up to and including the Participant's Normal Retirement Date.

4.10.2 Special Preretirement Spouse's Benefit. In the event that the Participant dies after attaining his Normal Retirement Age, or dies while still an Employee and after completing at least 15 Years of Wadesboro Benefit Service, and his surviving spouse is entitled to a preretirement spouse's benefit under Section 4.10.1, the benefit shall be determined as provided in Section 4.10.1(b), except that the benefit shall commence on the first day of the month following the Participant's death, there shall be no actuarial reduction on account of the benefit commencing before the Participant's Normal Retirement Date, and the amount of the benefit shall be determined taking into account the age difference between the Participant and spouse only to the extent that it exceeds 5 years.

                                  Page 15 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan




SECTION 4.11  DISABILITY BENEFITS

4.11.1 Wadesboro Participants Receiving Disability Benefits on Merger Date. A Wadesboro Participant who is receiving a Wadesboro Disability Benefit as of the Merger Date shall continue to receive that benefit until the earlier [1] the Participant's Normal retirement Date or [2] the date on which the Participant ceases to have a Total and Permanent Disability. Upon attaining Normal Retirement Age, the Participant shall commence a his Wadesboro Benefit payable in the form elected by the Participant at that time as provided in Section 4.8. In the event that the Participant dies before his Annuity Starting Date with respect to his Wadesboro Benefit, no further benefit shall be payable except as may be provided in Section 4.10. In the event that the Participant ceases to have a Total and Permanent Disability before his Normal Retirement Date, the Wadesboro Disability Benefit shall cease.

4.11.2 Wadesboro Participants Who Are Disabled on the Merger Date. A Wadesboro Participant who has had a Total and Permanent Disability on the Merger Date but has not had a Disability Date on or before the Merger Date shall be entitled to a Wadesboro Disability Benefit provide the Participant has a Disability Date within 6 months following the Merger Date. The Wadesboro Disability Benefit shall be subject to the rules described in Section 4.11.1.

4.11.3 Wadesboro Participants Who Are Not Disabled on the Merger Date. A Wadesboro Participant who does not have a Total and Permanent Disability on the Merger Date but shall not be entitled to a Wadesboro Disability Benefit even though such Participant may become disabled at a later time.

                                  Page 16 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



                                  APPENDIX S4-A

                    ACTUARIAL ASSUMPTIONS, TABLES AND FACTORS

                           FOR COMPUTING PLAN BENEFITS


I.      Lump Sum Factors.

        Lump sum equivalencies of annuities shall be determined by using the following mortality and interest assumptions:

        (1) Mortality: The 1983 Group Annuity Mortality Table with a 50% male/50% female blend.

        (2) Interest: The interest rate used for a given Plan Year shall be the annual interest rate on 30-year United States Treasury securities as determined by the Internal Revenue Service for the month of February preceding the Plan Year.

        Notwithstanding the foregoing, the lump sum equivalency of a benefit paid before July 1, 1999 shall not be less than the lump sum amount of such benefit determined as provided above but with the interest rate determined as of the last day of the calendar quarter preceding the date of the lump sum distribution.

II.     Other Conversion Tables.

        Following (on the next page) is the table and actuarial bases that apply in determining the reduction for a Deferred Vested Pension:

                                  Page 17 of Schedule 4 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



                  Unisex Reduction Factors for Commencement of

                      Vested Deferred Pension Before Age 65

                                                     Vested Deferred
                                                        Reduction
                                                         Factors*

                       Age of Employee               Unisex Factor

                              55                         .3971
                              56                         .4316
                              57                         .4699
                              58                         .5126
                              59                         .5601
                              60                         .6134
                              61                         .6730
                              62**                       .7556
                              63**                       .8161
                              64**                       .9022
                              65                        1.0000

            * Based on 6% interest and the 1979 George B. Buck Mortality Table with a male/female mix of 85:15.

            ** If 15 or more Years of Wadesboro Benefit Service, factor is 1.000.


527279.2

                          COLUMBUS MCKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

                                   SCHEDULE 5

                     DUFF-NORTON COMPANY, INC. PENSION PLAN
                      FOR SALARIED EMPLOYEES OF YALE HOISTS
             MERGER INTO MRB PLAN, TREATMENT OF FORMER PARTICIPANTS

                         Schedule 5 -- Table of Contents

SECTION 5.1 INTRODUCTION.................................................  1

SECTION 5.2 DEFINITIONS..................................................  2

            5.2.1    Active Yale Participant.............................  2
            5.2.2    Affiliate...........................................  3
            5.2.3    All-Service MRB Plan Benefit........................  3
            5.2.4    Authorized Leave of Absence.........................  3
            5.2.5    Disability..........................................  3
            5.2.6    Disability Date.....................................  3
            5.2.7    Group Annuity Contract..............................  3
            5.2.8    Hour of Service.....................................  3
            5.2.9    Inactive Yale Participant...........................  4
            5.2.10   Merger Date.........................................  4
            5.2.11   MRB Plan............................................  4
            5.2.12   MRB Plan Benefit....................................  4
            5.2.13   Net MRB Plan Benefit................................  4
            5.2.14   New Benefit Service.................................  4
            5.2.15   New-Service-Only MRB Plan Benefit...................  4
            5.2.16   Normal Retirement Date..............................  4
            5.2.17   Original Hire Date..................................  4
            5.2.18   Prior Yale Plan.....................................  5
            5.2.19   Rehire Date.........................................  5
            5.2.20   Severance Date......................................  5
            5.2.21   Total Break-in-Service..............................  5
            5.2.22   Yale Actuarial Equivalent...........................  5
            5.2.23   Yale Benefit........................................  6
            5.2.24   Yale Benefit Service................................  6
            5.2.25   Yale Compensation...................................  7
            5.2.26   Yale Disability Benefit.............................  7
            5.2.27   Yale Early Retirement Age...........................  8
            5.2.28   Yale Early Retirement Date..........................  8
            5.2.29   Yale Eligible Employee..............................  8
            5.2.30   Yale Employee.......................................  8
            5.2.31   Yale Employer.......................................  8

                Schedule 5 -- Table of Contents

                                                                         Page

            5.2.32   Yale Final Average Compensation.....................  8
            5.2.33   Yale Salaried Plan..................................  8
            5.2.34   Yale Hourly Plan....................................  9
            5.2.35   Yale Participant....................................  9
            5.2.36   Yale Vesting Service................................  9
            5.2.37   Section References.................................. 10

SECTION 5.3 PARTICIPATION IN THE MRB PLAN................................ 10

            5.3.1    When Active Yale Participants Become
                     "Participants" in the MRB Plan...................... 10
            5.3.2    Determination of MRB Plan Benefit................... 10
            5.3.3    Time When MRB Plan Benefit Is Paid.................. 11
            5.3.4    Form in Which MRB Plan Benefit Is Paid.............. 12
            5.3.5    Determination of Benefit Service.................... 12
            5.3.6    Determination of Vesting Service.................... 12
            5.3.7    Offset of Certain Amounts against MRB Plan Benefit.. 12

SECTION 5.4 MERGER OF YALE SALARIED PLAN INTO THE MRB PLAN............... 12

            5.4.1    Merger of Yale Salaried Plan into the MRB Plan...... 13
            5.4.2    Payment of Yale Salaried Plan Benefits.............. 13
            5.4.3    Conflict With Yale Salaried Plan Documents.......... 13

SECTION 5.5 WHEN YALE BENEFIT IS PAYABLE................................. 13

            5.5.1    Inactive Yale Participants.......................... 13
            5.5.2    Active Yale Participants............................ 13

SECTION 5.6 COMPUTATION OF YALE BENEFIT.................................. 13

            5.6.1    In General.......................................... 13
            5.6.2    Yale Benefit Formula................................ 14

SECTION 5.7 ADJUSTMENT OF BENEFIT TO REFLECT TIME OF PAYMENT............. 14

            5.7.1    Benefit Commencing on Normal Retirement Date........ 14
            5.7.2    Benefit Commencing After Normal Retirement Date..... 14
            5.7.3    Benefit Commencing On Yale Early Retirement Date.... 15
            5.7.4    Deferred Vested Benefit Commencing Before Normal
                     Retirement Date..................................... 15

                 Schedule 5 -- Table of Contents

                                                                         Page

SECTION 5.8 FORM OF YALE BENEFIT......................................... 16

            5.8.1    In General.......................................... 16
            5.8.2    Normal Form of Payment.............................. 16
            5.8.3    Optional Form of Payment............................ 16
            5.8.4    Cash-out of Minimum Benefit......................... 17

SECTION 5.9 REEMPLOYMENT AFTER COMMENCEMENT OF BENEFITS.................. 17

            5.9.1    Suspension of Benefit Payments...................... 17

SECTION 5.10 SURVIVOR BENEFITS........................................... 18

            5.10.1   Preretirement Spouse's Benefit...................... 18

SECTION 5.11 DISABILITY BENEFITS......................................... 18

            5.11.1   Yale Participants Receiving Disability Benefits
                     on Merger Date...................................... 18
            5.11.2   Yale Participants Who Are Disabled on the
                     Merger Date......................................... 19
            5.11.3   Yale Participants Who Are Not Disabled on the
                     Merger Date......................................... 19

SECTION 5.12 REDUCTION OF PENSION FOR CERTAIN PARTICIPANTS............... 19

            5.12.1   Reduction of Pension for Certain Participants....... 19


APPENDIX S5-A -- Actuarial Assumptions and Annuity Conversion Tables

                          COLUMBUS MCKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

                                   SCHEDULE 5

                     DUFF-NORTON COMPANY, INC. PENSION PLAN
                      FOR SALARIED EMPLOYEES OF YALE HOISTS
             MERGER INTO MRB PLAN, TREATMENT OF FORMER PARTICIPANTS


SECTION 5.1 INTRODUCTION

     Columbus McKinnon Corporation (the "Corporation" acquired all of the outstanding stock of Duff-Norton Company, Inc. on January 3, 1997. At that time, Duff-Norton maintained several defined benefit pension plans covering different groups of its employees. One of these plans was the Duff-Norton Company, Inc. Pension Plan for Salaried Employees of Yale Hoists (the "Yale Salaried Plan"). The Corporation wishes to consolidate the defined benefit pension plans covering its nonunion employees. In furtherance of that goal, the Corporation has:

o Caused the Yale Salaried Plan to be amended to discontinue benefit accruals effective March 31, 1998,

o Extended coverage under the Columbus McKinnon Corporation Monthly Retirement Benefit Plan (the "MRB Plan") to Employees covered under the Yale Salaried Plan effective April 1, 1998, and

o Authorized the merger of the Yale Salaried Plan into the MRB Plan on December 31, 1998.

     This Schedule 5 provides special rules pursuant to which participants in the Yale Salaried plan will participate in the MRB Plan beginning on April 1, 1998. In accordance with this Schedule 5, Employees who were active participants in the Yale Salaried Plan on March 31, 1998:

o will be granted Vesting Service and Benefit Service under the MRB Plan as of April 1, 1998 equal to service earned under the Yale Salaried Plan before April 1, 1998,

o        will receive a benefit under the MRB Plan equal to the larger of:

         o the benefit accrued under the MRB Plan benefit formula with respect to Carryover Service from the Yale Salaried Plan plus service earned under the MRB Plan after March 31, 1998 (their "All-Service MRB Plan Benefit"), or

                                      Page 2 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


         o the sum of (i) their benefit accrued under the Yale Salaried Plan as of March 31, 1998 (their "Yale Benefit") plus (ii) the benefit accrued under the MRB Plan with respect to service earned after March 31, 1998 (their "New-Service-Only MRB Plan Benefit"),

o        and will be entitled to:

         o receive their entire MRB Plan Benefit (including any amount attributable to participation in the Yale Salaried Plan) at the time and in the form provided under the MRB Plan, or

         o (if they have attained age 50 and completed 10 years of service and their employment is involuntarily terminated) receive their Yale Benefit at any time after age 50 and before age 55, and receive their Net MRB Plan Benefit at age 55.

     In addition, this Schedule 5 provides for the merger of the Yale Salaried Plan into the MRB Plan effective December 31, 1998. Employees and former employees who were not active participants in the Yale Salaried Plan on March 31, 1998 and who did not become Active Participants in the MRB Plan on April 1, 1998 will receive their Yale Benefit at the time and in the form provided under the Yale Salaried Plan, but will receive that benefit from the MRB Plan after the plan merger.

     This Schedule 5 should be construed so as to achieve its purposes as set forth in this Introduction including the preservation of benefits and benefit forms accrued under the Yale Salaried Plan and the avoidance of the duplication of benefits under the MRB Plan and the Yale Salaried Plan for the same periods of Benefit Service.

     This Section 5.1 is intended merely as an overview and actual benefit calculations shall be made on the basis of the rules set forth in the subsequent sections of this Schedule 5.


SECTION 5.2 DEFINITIONS

     Capitalized terms used in this Schedule 5 shall have the meanings set forth in Article I of the MRB Plan except that the following terms shall have the meanings set forth below solely for purposes of this Schedule 5:

5.2.1 Active Yale Participant means an individual who was an active participant in the Yale Salaried Plan on March 31, 1998 and who was an Eligible Employee under the MRB Plan on April 1, 1998.

                                      Page 3 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


5.2.2 Affiliate. Reference in this Schedule 5 to an "Affiliate" of Duff-Norton Company, Inc. or any other company shall mean an "affiliate" defined in a manner analogous to the definition of "Affiliate" at Section 1.5 of the MRB Plan.

5.2.3 All-Service MRB Plan Benefit means the Accrued Benefit earned under the MRB Plan by a Yale Participant where the benefit is calculated by taking into account both New Benefit Service and Yale Benefit Service. The all-service benefit is calculated under the MRB Plan benefit formula applicable on and after April 1, 1998, as set forth in Section 4.1 of the MRB Plan, both with respect to New Benefit Service and with respect to Yale Benefit Service. The all-service benefit consists of two components, a Yale Benefit and a Net MRB Plan Benefit.

5.2.4 Authorized Leave of Absence means military service or any other absence from active employment, whether with or without remuneration, that is authorized in accordance with the Company's prevailing and nondiscriminatory practices; provided that the affected Employee conforms to all of the conditions of the leave of absence, including a return to employment within the time specified therein.

5.2.5 Disability means, with respect to a Yale Participant, a physical or mental impairment such that the Participant is permanently unable to perform any substantial gainful activity, considering the Participant's age, education and work experience, due to a physical or mental impairment that can be expected to result in death or to last for a continuous period of not less than 12 months. Based on competent medical evidence, the Participant's employer shall determine whether a Participant is or continues to be Disabled and, subject to the review procedure set forth in Article 11, such determination shall be conclusive and binding on all persons. Only Yale Participants who have completed 10 or more Years of Yale Vesting Service on or before the Merger Date can have a Disability within the meaning of this Schedule 5.

5.2.6 Disability Date means the first day of the month following the date on which a Yale Participant is absent from work on account of a Disability.

5.2.7 Group Annuity Contract means Group Annuity Contract number 4082 GAC purchased by the trustees under the Prior Yale Plan from John Hancock Mutual Life Insurance Company on February 28, 1985 for the purpose of funding benefits accrued under the Prior Yale Plan.

5.2.8 Hour of Service. Reference in this Schedule 5 to an "Hour of Service" shall mean an "hour of service" defined in a manner similar to the definition of "Hour of Service" in Section 1.23 of the MRB Plan, except that "Employer" shall mean Duff- Norton Company, Inc. and each Affiliate that adopted the Yale Salaried Plan, and the equivalency rule set forth in Section 1.23(d) of the MRB Plan shall not apply.

                                      Page 4 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


5.2.9 Inactive Yale Participant means any person who has an accrued benefit under the Yale Salaried Plan on the Merger Date and who is not an Active Yale Participant. If an Inactive Yale Participant becomes a participant under the MRB Plan after April 1, 1998, that person's rights with respect to any benefit accrued under the MRB Plan shall be determined under the provisions of the MRB Plan exclusive of this Schedule 5.

5.2.10 Merger Date means December 31, 1998.

5.2.11 MRB Plan means the Columbus McKinnon Corporation Monthly Retirement Benefit Plan, as amended, of which this Schedule 5 is a part.

5.2.12 MRB Plan Benefit means the entire benefit payable to a Yale Participant under the MRB Plan including this Schedule 5. The MRB Plan Benefit of an Active Yale Participant is determined under Section 5.3.2. The MRB Plan Benefit of an Inactive Yale Participant is his Yale Benefit.

5.2.13 Net MRB Plan Benefit means the portion of an Active Yale Participant's All-Service MRB Plan Benefit that exceeds his Yale Benefit. In making this calculation, all benefits are stated as Straight Life Annuities beginning at Normal Retirement Age.

5.2.14 New Benefit Service means Benefit Service earned by an Active Yale Participant after March 31, 1998 in accordance with Section 2.3 of the MRB Plan as modified by Section 5.3.5 of this Schedule 5.

5.2.15 New-Service-Only MRB Plan Benefit means the Accrued Benefit earned under the MRB Plan by an Active Yale Participant where the benefit is calculated by on the basis of the Participant's New Benefit Service, his Earnings (within the meaning of Article I of the MRB Plan) paid before and after March 31, 1998, and on the MRB Plan benefit formula in effect on and after April 1, 1998. The Benefit Service taken into account in calculating a Participant's New-Service-Only MRB Plan Benefit shall not exceed 35 years reduced by the number of years of Yale Benefit Service used to calculate the Participant's Yale Benefit.

5.2.16 Normal Retirement Date has the same meaning as in Section 1.26 of the MRB Plan except that, when applied with respect to the Yale Benefit of a Participant hired after the age of 59, it means the first day of the month following attainment of age 65 regardless of length of participation in the MRB Plan.

5.2.17 Original Hire Date means the first date on which a Yale Eligible Employee performed an Hour of Service for a Yale Employer.



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                                      Page 5 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


5.2.18 Prior Yale Plan means the Eaton Corporation Pension Plan for Salaried Employees of the Hoisting Equipment Division which was established in 1967 and renamed "Yale Industrial Products, Inc. Pension Plan for Salaried Employees of the Hoisting Division" in 1980 and terminated on or about January 31, 1985. Benefits accrued under the Prior Yale Plan are payable under the Group Annuity Contract.

5.2.19 Rehire Date means the date on which a Yale Eligible Employee is credited with one Hour of Service following a Break-in-Service.

5.2.20 Severance Date means the earlier of the following:

     (a) The date on which an Employee quits, retires, is discharged or dies; or

     (b) The day next following a period of 12 consecutive months during which the Employee remained continuously absent from active employment as an Employee by reason of a layoff or any other reason except a quit, discharge, Authorized Leave of Absence or disability leave.

5.2.21 Total Break-in-Service.

     (a) In General. "Total Break-in-Service" means a Break-in-Service which is not less than the greater of (1) 60 consecutive months or (2) the aggregate length of the Yale Vesting Service completed by the Employee prior to such Break-in-Service. No Total Break-in-Service shall occur if the Employee has a vested right to an immediate or deferred Pension when a Break-in-Service commences.

     (b) Break-in-Service. For the purpose of Section 5.2.21(a), "Break-in-Service" means a 12 consecutive month period beginning on the employee's Severance Date, and ending on the first anniversary of that date, provided the employee does not complete an Hour of Service during that period.

     (c) Absence Due to Pregnancy, etc. In no event shall a Break in Service commence during any period (not in excess of 12 consecutive months beyond and Employee's Severance Date) during which an employee is absent from work by reason of the employee's pregnancy, by reason of the birth of the employee's child, by reason of the placement of a child with the employee in connection with the child's adoption by the employee, or for purposes of caring for the child for a period beginning immediately after such birth or placement.

5.2.22 Yale Actuarial Equivalent. A benefit is the "Yale Actuarial Equivalent" of another benefit on a given date if the actuarial present value of the two benefits on that date are the same. Yale Actuarial Equivalence is determined on the basis of the actuarial factors and tables set forth in Appendix S5-A attached to this Schedule 5.


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                                      Page 6 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



5.2.23 Yale Benefit means the accrued benefit under the Yale Salaried Plan of a Yale Participant determined under Section 5.6 on the assumption that the Participant terminated employment on the earlier of (i) his actual date of termination, or (ii) March 31, 1998. In the event that the Participant is eligible for an All-Service MRB Plan Benefit (as provided in Section 5.3.2), the term "Yale Benefit" refers to that portion of the Participant's All-Service MRB Plan Benefit that is equal to the benefit described in the preceding sentence.

5.2.24 Yale Benefit Service is calculated in Years of Yale Benefit Service by determining a Yale Participant's Period of Yale Benefit Service in whole months and dividing that amount by 12. Any partial month in a period of Yale Benefit Service shall be converted into an additional fraction of a Year of Yale Benefit Service by dividing the number of days in such partial month by 360. For the purpose of this section, Period of Yale Benefit Service means the period beginning on the date an Employee becomes an Yale Eligible Employee and ending on the date he or she ceases to be an Yale Eligible Employee, except as otherwise provided in this section. In determining an Yale Eligible Employee's Period of Yale Benefit Service, the following rules shall be applied:

     (a) Aggregation of Periods Service. In the case of a reemployed Yale Eligible Employee, all of his or her separate Periods of Yale Benefit Service shall be aggregated and treated as a single continuous Period of Yale Benefit Service (subject to the rules of this section).

     (b) Breaks in Service Prior to January 1, 1976. Any Period of Yale Benefit Service completed before January 1, 1976 shall be disregarded if such service would have been disregarded under the Prior Yale Plan's rules relating to breaks-in-service (regardless of whether such rules were so designated) as such rules were in effect at the applicable time. "Rules relating to breaks-in-service" shall include, without limitation, rules that relate to required minimum hours or other length of employment.

     (c) Benefit Service Prior to Cash-Out. In the case of a Yale Eligible Employee who received a lump sum distribution under Section 5.8.4 (or similar provision in the Yale Salaried Plan), the Periods of Yale Benefit Service that were taken into account in determining the amount of such distribution shall be disregarded in determining the amount of any other benefit to which he or she may thereafter become entitled as a result of reemployment.

     (d) Breaks in Service. In the case of a Yale Eligible Employee who incurs a Total Break-in-Service, any Periods of Yale Benefit Service prior to such Total Break-in-Service shall be disregarded.



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                                      Page 7 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


     (e) Authorized Leaves of Absence. An individual who is on an Authorized Leave of Absence shall continue to be treated as an Yale Eligible Employee for all purposes of the Yale Salaried Plan during such leave (except determination of Yale Final Average Compensation), and the period of such leave shall be included in his or her Period of Yale Benefit Service; provided, however, that the inclusion of such leave in the individual's Period of Yale Benefit Service shall cease as of the earlier of [1] the individual's Annuity Starting Date or [2] March 31, 1998.

     (f) Absence by Reason of Layoff. A Yale Eligible Employee who is laid off shall continue to be treated as a Yale Eligible Employee for purposes of determining such individual's Period of Yale Benefit Service; provided, however, that the inclusion of such layoff period in the individual's Period of Yale Benefit Service shall cease as of the earlier of [1] such individual's Severance Date or [2] March 31, 1998.

     (g) No Yale Benefit Service Accrued After March 31, 1998. No Participant shall accrue Yale Benefit Service after March 31, 1998.

5.2.25 Yale Compensation means the cash remuneration paid during a Plan Year to a Yale Eligible Employee that is considered wages under Code Section 3401(a) for purposes of income tax withholding at the source, determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor or foreign source income). The term "Yale Compensation" also includes amounts contributed at a Yale Eligible Employee's election to a plan described in Code Section 125 or 401(k), but excludes other amounts paid as deferred compensation, payments in reimbursement of expenses or allowances, payments made other than in cash, welfare benefits and awards. Yale Compensation is limited under Code Section 401(a)(17) in the same manner as MRB Plan Earnings, as provided in Section 1.15 of the MRB Plan.

5.2.26 Yale Disability Benefit means an ancillary benefit in the form of a monthly payment beginning on a Yale Participant's Disability Date and continuing until the earlier of the Participant's Normal Retirement Date or the date on which the Participant no longer has a Disability.

     (a) Calculation of Benefit. A Yale Disability Benefit shall be calculated as provided under Section 5.6.2, except that the Participant's Yale Final Average Compensation and Covered Compensation shall be determined as of the Participant's Disability Date, his Years of Yale Benefit Service shall be determined as though the Participant continued to earn such benefit service until his Normal Retirement Date. A Yale Disability benefit shall not be reduced on account of payment commencing before the Participant's Normal Retirement Date.

                                      Page 8 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


     (b) Social Security Bridge Payment. Until such time as the Participant becomes eligible for social security disability benefits, his Yale Disability Benefit shall include a social security bridge payment calculated under Section 5.7.3(b) except that the bridge payment shall not be reduced on account of payment commencing before his Normal Retirement Date.

5.2.27 Yale Early Retirement Age. A Yale Participant will attain Yale Early Retirement Age on the later of date he attains age 55 (age 50 in the case of a Participant who is involuntarily terminated other than for cause and completes 10 Years of Yale Benefit Service).

5.2.28 Yale Early Retirement Date means the first day of the calendar month coincident with or next following the date on which a Yale Participant actually retires, if such date is prior to his Normal Retirement Date and after he has attained Yale Early Retirement Age.

5.2.29 Yale Eligible Employee means any salaried employee of the Yale Hoists Division of Duff-Norton Company, Inc. who at the time of reference was not covered by a collective bargaining agreement and was not a Leased Employee.

5.2.30 Yale Employee means a salaried employee of the Yale Hoists Division Duff-Norton Company, Inc. or an Affiliate.

5.2.31 Yale Employer means Duff-Norton Company, Inc. (renamed "Yale Industrial Products, Inc." on March 31, 1997) and any other corporation during the period when such other corporation was an Affiliate of Duff-Norton Company, Inc.

5.2.32 Yale Final Average Compensation means the average obtained by dividing by five the highest Yale Compensation paid to the Participant for five consecutive calendar years during the final 10 consecutive calendar years of a Participant's period of Yale Benefit Service. If the Participant's period of Yale Benefit Service is less than five calendar years, the average of the Participant's annual Yale Compensation during such shorter period shall be used. For purposes of this section, any period during which a Yale Eligible Employee is on an Authorized Leave of Absence shall be disregarded, and the months preceding and following such period shall be treated as consecutive. Yale Final Average Compensation is limited under Code Section 401(a)(17) in the same manner as MRB Plan Final Average Earnings, as provided in Section 1.21 of the MRB Plan.

5.2.33 Yale Salaried Plan means The Duff-Norton Company, Inc. Pension Plan for Salaried Employees of Yale Hoists which was merged into the Plan effective December 31, 1998 and which is evidenced by the following documents:



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                                      Page 9 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


     (a) The Duff-Norton Company, Inc. Pension Plan for Salaried Employees of Yale Hoists as amended and restated effective January 1, 1989,

     (b)  Amendment 1 effective as of January 1, 1989, and

     (c)  Amendment 2 effective as of March 31, 1998.

     (d)  Amendment 3 effective as of various dates.

5.2.34 Yale Hourly Plan means the Duff-Norton Company, Inc. Retirement Plan for Hourly Employees of Yale Hoists.

5.2.35 Yale Participant may mean an Active Yale Participant or an Inactive Yale Participant.

5.2.36 Yale Vesting Service. A Yale Participant must have at least 5 years of Yale Vesting Service (10 years if the Participant has not earned an Hour of Service on or after January 1, 1989) in order to have a vested interest in his Yale Benefit. A Yale Participant whose employment terminates at a time when the Participant has no vested interest in his Yale Benefit will receive no Yale Benefit under the MRB Plan. A Participant's Yale Vesting Service is equal to the sum of his vesting service determined under (a) and (b) of this section.

     (a) Yale Vesting Service Earned On and After January 1, 1999. Yale Vesting Service earned by a Participant on and after January 1, 1999 shall be determined in accordance with the rules of Section 2.2 of the MRB Plan.

     (b) Yale Vesting Service Earned Before January 1, 1999. Yale Vesting Service earned by a Participant before January 1, 1999 shall be determined in accordance with the rules of this Section 5.2.36(b). Yale Vesting Service is calculated in Years of Yale Vesting Service by determining a Yale Participant's Period of Yale Vesting Service in whole months and dividing that amount by 12. Any partial month in a period of Yale Vesting Service shall be converted into an additional fraction of a Year of Yale Vesting Service by dividing the number of days in such partial month by 360. For the purpose of this section, "Period of Yale Vesting Service" means the period beginning on a Yale Participant's Original Hire Date or Rehire Date (as the case may be) and ending on the next following Severance Date. In determining a Yale Participant's Period of Yale Vesting Service, the following rules shall be applied:

          (1) Aggregation of Service. In the case of a reemployed Yale Eligible Employee, all of his or her separate Periods of Yale Vesting Service shall be aggregated and treated as a single continuous Period of Yale Vesting Service (subject to the rules in this section).


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                                     Page 10 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


          (2) Breaks in Service Prior to January 1, 1976. Any Period of Yale Vesting Service completed before January 1, 1976 shall be disregarded if such service would have been disregarded under the Prior Yale Plan's rules relating to breaks-in-service (regardless of whether such rules were so designated) as such rules were in effect at the applicable time. "Rules relating to breaks-in-service" shall include, without limitation, rules which relate to required minimum hours or other length of employment.

          (3) Breaks-in-Service. In the case of a Yale Eligible Employee who incurs a Total Break-in-Service, any Periods of Vesting Service prior to such Total Break-in-Service shall be disregarded.

          (4) Authorized Leaves of Absence. A Yale Participant's Period of Yale Vesting Service includes any Authorized Leave of Absence.

          (5) Service Spanning Rule. In the case of an Employee who quit, retired or was discharged, his or her Period of Yale Vesting Service shall include the period following such quit, retirement or discharge, if he or she performs an Hour of Service within 12 months after the date when he or she first became absent from active employment (whether by reason of such quit, retirement or discharge or for any other reason).

5.2.37 Section  References.  A section  reference in this Schedule 5 refers to a section in this Schedule 5 unless it refers explicitly to the MRB Plan or the Yale Salaried Plan. Any reference in this Schedule 5 to the "MRB Plan" is a reference to the MRB Plan excluding this Schedule 5 and all other schedules attached thereto and included therein, unless the context clearly indicates otherwise.


SECTION 5.3 PARTICIPATION IN THE MRB PLAN

5.3.1 When Active Yale Participants Become "Participants" in the MRB Plan. Each Active Yale Participant shall become an "Active Participant" in the MRB Plan on April 1, 1998 regardless of whether the Participant has met the age and service requirements of Section 3.1 of the MRB Plan on that date. An Inactive Yale Participant shall not become an "Active Participant" in the MRB Plan except as provided under the terms of the MRB Plan exclusive of this Schedule 5.

5.3.2 Determination of MRB Plan Benefit.

     (a) In General. Each Active Yale Participant shall be eligible to receive a MRB Plan Benefit equal to the larger of (1) or (2) where:



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                                     Page 11 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


     (1)  is his All-Service MRB Plan Benefit, and

     (2)  is the sum of:

          (A)  his Yale Benefit, plus

          (B)  his New-Service-Only MRB Plan Benefit.

     (b) How Relative Benefit Size Is Determined. For the purpose of this section, the relative sizes of a Yale Participant's All-Service MRB Plan Benefit, his Yale Benefit, and his New-Service-Only MRB Plan Benefit shall be determined as Straight Life Annuities commencing on the Participant's Normal Retirement Date.

     (c) Participants Hired After Age 59. If a Participant's Normal Retirement Date is different for his Yale Benefit and his benefit accrued under the MRB Plan (Participants hired by Duff-Norton after age 59), the relative sizes of the benefits shall be determined as of the first day of the month coincident with or next following the later of (i) the Participant's 65th birthday, or (ii) the fifth anniversary of the Participant's deemed commencment of participation in the MRB Plan. For the purpose of the preceding sentence, the Participant shall be deemed to have commenced participation in the MRB Plan on the date the Participant would have commenced participation in that plan if the Participant had been employed by Columbus McKinnon Corporation during the entrie period that the Participant was employed by any sponsor of the Yale Salaried Plan.

5.3.3 Time When MRB Plan Benefit Is Paid.

     (a) In General. The MRB Plan Benefit of an Active Yale Participant shall be paid at a time determined under Article IV of the MRB Plan.

     (b) Adjustment of Yale Benefit to Reflect Time of Payment.  Notwithstanding
Section 5.3.3(a), the Yale Benefit portion of a MRB Plan Benefit payable to an Active Yale Participant shall be adjusted as provided in Section 5.7 to reflect the time of payment.

     (c) Early Retirement Before Age 55. Notwithstanding Section 5.3.3(a), an Active Yale Participant who has attained Yale Early Retirement Age before attaining age 55 may elect to have his Yale Benefit paid beginning on his Yale Early Retirement Date.

     (d) Coordination of Time of Payment. Any New Service Benefit or Net MRB Plan Benefit payable to an Active Yale Participant shall be paid at the same

                                     Page 12 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


time as the Participant's Yale Benefit, or as soon thereafter as may be permitted under the terms of the MRB Plan exclusive of this Schedule 5.

5.3.4 Form in Which MRB Plan Benefit Is Paid.

     (a) In General. The MRB Plan Benefit of an Active Yale Participant may be paid in any form permitted under, and shall be subject to all of the rules of,
Article V of the MRB Plan.

     (b) Adjustment of Yale Benefit to Reflect Form of Payment.  Notwithstanding
Section 5.3.4(a), the Yale Benefit portion of a MRB Plan Benefit shall be adjusted as provided in Section 5.8 if it is paid in a form other than a Single Life Annuity.

5.3.5 Determination of Benefit Service. An Active Yale Participant's Benefit Service (within the meaning of Article I of the MRB Plan) shall be determined under Section 2.3 of the MRB Plan. However, in making such determination under
Section 2.3 of the MRB Plan, the following special rules apply:

         (a) Yale Benefit Service. The Participant's Benefit Service determined as of March 31, 1998 shall be deemed to equal the Participant's Yale Benefit Service determined as of that date.

         (b) New Benefit Service Pro Rated in 1998. The Participant shall be deemed to have earned 0.75 years of New Benefit Service during the period from April 1, 1998 through December 31, 1998 provided that the Participant completes at least 750 Hours of Service as an Eligible Employee during that period.

5.3.6 Determination of Vesting Service. For the purpose of determining whether an Active Yale Participant is eligible for an MRB Plan Benefit, and for the purpose of determining when an Active Yale Participant is eligible for early retirement under the MRB Plan, the Participant's Vesting Service (within the meaning of Article I of the MRB Plan) shall be determined under Section 2.2 of the MRB Plan. However, in making such determination under Section 2.2 of the MRB Plan, the Participant's Vesting Service determined as of any date prior to January 1, 1999 shall not be less than his Yale Vesting Service determined as of that date.

5.3.7 Offset of Certain Amounts against MRB Plan Benefit. The MRB Plan Benefit paid to an Active Yale Participant shall be reduced by the Yale Actuarial Equivalent amount of other benefits payable to the Participant as provided under
Section 5.6.2(c).


SECTION 5.4 MERGER OF YALE SALARIED PLAN INTO THE MRB PLAN


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                                     Page 13 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



5.4.1 Merger of Yale Salaried Plan into the MRB Plan. The Yale Salaried Plan shall be merged into the MRB Plan on the Merger Date.

5.4.2 Payment of Yale Salaried Plan Benefits. Effective on and after the Merger Date, the MRB Plan shall be responsible for payment of all benefits accrued under the Yale Salaried Plan, including all such benefits in pay status on the Merger Date.

5.4.3 Conflict With Yale Salaried Plan Documents. This Schedule 5 reflects the authority of the MRB Retirement Committee to interpret the Yale Salaried Plan with a view toward resolving any conflicts and ambiguities that exist in the Yale Salaried Plan documents. If a provision in this Schedule 5 conflicts with an unambiguous, non-internally conflicting provision of the Yale Salaried Plan documents, the Yale Salaried Plan documents shall govern. In all other instances, this Schedule 5 shall govern.


SECTION 5.5 WHEN YALE BENEFIT IS PAYABLE

5.5.1             Inactive Yale Participants.

         (a) Annuity Starting Date Before Merger Date. The Yale Benefit of an Inactive Yale Participant whose Annuity Starting Date occurred before the Merger Date shall continue to be paid after the Merger Date in accordance with the schedule of payment established on the Annuity Starting Date.

         (b) Annuity Starting Date On or After Merger Date. The Yale Benefit of an Inactive Yale Participant whose Annuity Starting Date occurs on or after the Merger Date may be paid beginning on the first day of any month after the Participant has attained Yale Early Retirement Age, as elected by the Participant, but shall begin no later than the Participant's Normal Retirement Date.

5.5.2 Active Yale Participants. The Yale Benefit of an Active Yale Participant shall be paid at the time provided in Section 5.3.3 of this Schedule 5.


SECTION 5.6 COMPUTATION OF YALE BENEFIT

5.6.1 In General.

     (a) Benefits In Pay Status On Merger Date. The Yale Benefit of a Yale Participant whose Annuity Starting Date occurred before the Merger Date shall continue to be paid after the Merger Date in accordance with the amount, form and schedule of payment established on the Annuity Starting Date.

                                     Page 14 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


     (b) Benefits Not In Pay Status On Merger Date. The Yale Benefit of a Yale Participant whose Annuity Starting Date occurs on or after the Merger Date shall be determined using the Yale Benefit formula set forth in Section 5.6.2. The benefit so determined shall be adjusted to reflect time of payment as provided in Section 5.7, and shall be further adjusted as provided in Section 5.8 if it is payable in a form other than a Straight Life Annuity.

5.6.2 Yale Benefit Formula.

     (a) In General. A Participant's Yale Benefit shall be calculated as a Straight Life Annuity beginning on the Participant's Normal Retirement Date in an annual amount equal to the greater of (1) or (2):

     (1) 1.1 percent of his Yale Final Average Compensation multiplied by his Years of Yale Benefit Service plus 0.4 percent of the amount by which his Yale Final Average Compensation exceeds his Covered Compensation multiplied by his Years of Yale Benefit Service (not to exceed 39).

     (2)  $222.00 multiplied by his Years of Yale Benefit Service.

     (b) Benefit Service and Compensation Taken Into Account. The Yale Benefit of a Yale Participant determined under this Section 5.6.2 shall be calculated on the basis of Yale Benefit Service and Yale Final Average Compensation determined as if the Participant terminated employment on March 31, 1998.

     (c) Offset of Benefits from Other Plans. The Yale Benefit of a Yale Participant shall be reduced by the Yale Actuarial Equivalent of benefits payable to the Participant (or Beneficiary) under any other defined benefit pension plan to which a Yale Employer, or other sponsor of the Yale Salaried Plan or Prior Yale Plan, made contributions, to the extent that such benefits are attributable to the same years of service as benefits included in the Yale Benefit.


SECTION 5.7 ADJUSTMENT OF BENEFIT TO REFLECT TIME OF PAYMENT

5.7.1 Benefit Commencing on Normal Retirement Date. A Yale Participant's Yale Benefit commencing on his Normal Retirement Date shall be his Yale Benefit computed as provided under Section 5.6 without adjustment for time of payment under this Section 5.7.

5.7.2 Benefit Commencing After Normal Retirement Date. A Yale Participant's Yale Benefit commencing after his Normal Retirement Date shall be his Yale Benefit computed as provided under Section 5.6, but with his Yale Final Average

                                     Page 15 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


Compensation and Years of Yale Benefit Service determined as of his actual retirement date or March 31, 1998, whichever is earlier, actuarially adjusted as provided in Section 4.2(c) of the MRB Plan.

5.7.3 Benefit Commencing On Yale Early Retirement Date.

     (a) In General. A Yale Participant's Yale Benefit commencing on his Yale Early Retirement Date shall be his Yale Benefit computed as provided under
Section 5.6, but with his Yale Final Average Compensation and Years of Yale Benefit Service determined as of his actual retirement date or March 31, 1998, whichever is earlier. The benefit so determined shall be unreduced under this
Section 5.7 if payment begins on or after the first day of the month following the Participant's 6Oth birthday. However, for each month that the commencment of payment precedes the first day of the month following the Participant's 60th birthday the benefit shall be reduced by 1/2 of 1 percent.

     (b) Social Security Bridge Payment. A Yale Participant who is paid an early retirement benefit calculated under Section 5.7.3(a) shall receive, in addition, a social security bridge payment calculated under this Section 5.7.3(b). The social security bridge payment shall equal the difference between (i) the amount calculated under 5.7.3(a) (but with no reduction for early payment), and (ii) an amount equal to the greater of (1) or (2):

          (1) 1.5 percent of his or her Yale Final Average Compensation multiplied by his Years of Yale Benefit Service.

          (2)  $354.00 multiplied by his Years of Yale Benefit Service.

The Participant's Yale Final Average Compensation and his Years of Yale Benefit Service shall be determined in the same manner as in Section 5.7.3(a).

The social security bridge payment described in this Section 5.7.3(a) shall be reduced by 0.5 percent for each month that the Participant's Yale Early Retirement Date precedes the first day of the month on or after his or her 60th birthday. The social security bridge payment shall be further adjusted as provided in 5.8 and shall terminate when the Participant attains Normal Retirement Age.

5.7.4 Deferred Vested Benefit Commencing Before Normal Retirement Date. A Yale Participant who terminates employment after having completed at least 5 years of Yale Vesting Service shall be eligible to receive a deferred vested benefit, commencing on the first day of any month on or after his 55th birthday. The benefit shall be computed as provided in Section 5.6 but based upon his Yale Final Average Compensation and Years of Yale Benefit Service determined as of

                                     Page 16 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


his employment termination date. If benefit payment begins before the Participant's Normal Retirement Date, the amount of the Participant's benefit shall determined in the same manner as an early retirement benefit calculated under Section 5.7.3(a) but with no social security bridge payment calculated under Section 5.7.3(b).


SECTION 5.8 FORM OF YALE BENEFIT

5.8.1 In General.

     (a) Annuity Starting Date Before Merger Date. The form of payment of the Yale Benefit of a Yale Participant whose Annuity Starting Date occurred before the Merger Date shall continue unchanged by this Schedule 5 (except as may be provided under Section 5.9 concerning reemployment).

     (b) Annuity Starting Date on or after Merger Date. The form of payment of the Yale Benefit of a Yale Participant whose Annuity Starting Date occurs on or after the Merger Date shall be the normal form determined under Section 5.8.2 or an optional form determined under Section 5.8.3, as elected by the Yale Participant. Payment of the benefit in an optional form is subject to the notice, waiver, election and spousal consent rules and other relevant provisions set forth in Article V of the MRB Plan.

5.8.2 Normal Form of Payment.

     (a) Unmarried Yale Participants. The normal form of payment for a Yale Participant who is not married on his Annuity Starting Date is a Straight Life Annuity.

     (b) Married Yale Participants. The normal form of payment for a Yale Participant who is married on his Annuity Starting Date is a Qualified Joint and Survivor Annuity that is the Yale Actuarial Equivalent of a Straight Life Annuity.

5.8.3 Optional Form of Payment.

     (a) Inactive Yale Participants. Subject to the provisions of Article V of the MRB Plan, an Inactive Yale Participant may elect, in lieu of his normal form of payment provided under Section 5.8.2, any of the following optional form of payment available under Section 5.2(c) of the MRB Plan, where the benefit is first calculated as a Straight Life Annuity under this Schedule 5 and then converted into an optional form of payment [1] using the actuarial factors set forth in Appendix S5-A attached to this Schedule 5 in the case of a 50% Joint and Survivor annuity or a 100% Joint and Survivor annuity:

                                     Page 17 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


          (1)  a Straight Life Annuity,

          (2)  a 50% Joint and Survivor Annuity, or

          (3)  a 100% Joint and Survivor Annuity.

     (b) Active Yale Participants.

          (1) All-Service MRB Plan Benefit. Subject to the provisions of Article V of the MRB Plan, an Active Yale Participant whose benefit is described in
     Section 5.3.2(a)(1) may elect, in lieu of his normal form of payment provided under Section 5.8.2, any optional form of payment available under
     Section 5.2(c) of the MRB Plan.

          (2) Yale Benefit + New-Service-Only MRB Plan Benefit. Subject to the provisions of Article V of the MRB Plan, an Active Yale Participant whose benefit is described in Section 5.3.2(a)(2) may elect, in lieu of his normal form of payment provided under Section 5.8.2, any optional form of payment available under Section 5.2(c) of the MRB Plan with respect to the New-Service-Only MRB Plan Benefit portion of his benefit, and any optional form of benefit available under Section 5.8.3(a)of this Schedule 5 with respect to the Yale Benefit portion of his benefit.

5.8.4 Cash-out of Minimum Benefit.

     (a) Mandatory Distribution. In the event that a Yale Participant ceases to be an Employee at a time when the lump sum present value of his MRB Plan Benefit determined under Section 5.3.2 is $5,000 or less, the Participant shall be paid the benefit in a single sum as soon as practicable, as provided under Section
5.4 of the MRB Plan.

     (b) Survivor Benefits. Rules similar to those in Section 5.8.4(a) shall apply with respect to a survivor benefit payable to a spouse.

     (c) Payment After Annuity Starting Date. No distribution shall be made under to this Section 5.8.4 after the Yale Participant's Annuity Starting Date unless the Yale Participant and his spouse consent in writing to the distribution.


SECTION 5.9 REEMPLOYMENT AFTER COMMENCEMENT OF BENEFITS

5.9.1 Suspension of Benefit Payments. If a Yale Participant is reemployed as an Employee after he has begun to receive payment of his Yale Benefit, payment of

                                     Page 18 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


the benefit shall cease until the Yale Participant is no longer an Employee (subject to required minimum distributions as provided under Section 5.5 of the MRB Plan), in accordance with Article VI of the MRB Plan.


SECTION 5.10 SURVIVOR BENEFITS

5.10.1 Preretirement Spouse's Benefit.

     (a) Eligibility for Benefit. The spouse of a Yale Participant shall be entitled to a preretirement spouse's benefit determined under section if each of the following conditions are met:

          (1)  The Yale Participant dies before his Annuity Starting Date.

          (2) The Yale Participant's service terminates after he has completed 5 or more years of Yale Vesting Service, or the Yale Participant is otherwise vested in his benefit.

          (3) The spouse is married to the Yale Participant on the date of his death and has been married to him for at least one year.

          (4) The spouse is living on the date on which the preretirement spouse's benefit commences.

     (b) Amount of Benefit. The preretirement spouse's benefit shall be a monthly benefit payable to the spouse beginning on the later of the first day of the month after the Participant's death or the first day of the month after the Participant would have attained age 55, whichever is later, in an amount determined as if the Participant had terminated employment on the date of his death (or actual termination of employment if earlier) survived until the date benefits begin, elected a Qualified Joint and Survivor Annuity and died the following day. A preretirement spouse's benefit beginning before the Participant's Normal Retirement Date shall be reduced as provided under Section
5.7.3. Notwithstanding the foregoing, the surviving spouse may elect to delay the commencement of benefits until any later date up to and including the Participant's Normal Retirement Date.


SECTION 5.11 DISABILITY BENEFITS

5.11.1 Yale Participants Receiving Disability Benefits on Merger Date.

                                     Page 19 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


     (a) Continuation of Yale Disability Benefit. A Yale Participant who is receiving a Yale Disability Benefit as of the Merger Date shall continue to receive that benefit until the earlier [1] the Participant's Normal Retirement Date or [2] the date on which the Participant ceases to have a Disability.

     (b) Normal Retirement Benefit. Upon attaining his Normal Retirement Date, the Participant shall commence his normal retirement benefit determined under
Section 5.6 except that the Participant's Years of Yale Benefit Service shall not be less than the amount used to calculate the Participant's Yale Disability Benefit.

     (c) Death Before Normal Retirement Date. In the event that the Participant dies after his Disability Retirement Date and before his Normal Retirement Date, no further benefit shall be payable except as may be provided in Section 5.10. In such case, the preretirement spouse's benefit shall be based on a normal retirement benefit calculated in accordance with the rules set forth in Section 5.11.1(b).

5.11.2 Yale Participants Who Are Disabled on the Merger Date. A Yale Participant who has a Disability on the Merger Date but who has not had a Disability Date on or before the Merger Date shall be entitled to a Yale Disability Benefit provide the Participant has a Disability Date within one month following the Merger Date. The Yale Disability Benefit shall be subject to the rules described in 5.11.1.

5.11.3 Yale Participants Who Are Not Disabled on the Merger Date. A Yale Participant who does not have a Disability on the Merger Date shall not be entitled to a Yale Disability Benefit even though such Participant may become disabled at a later time.


SECTION 5.12 REDUCTION OF PENSION FOR CERTAIN PARTICIPANTS

5.12.1 Reduction of Pension for Certain Participants. The Yale Benefits of the following Participants, as determined under Section 5.6.2, shall be reduced by the following amounts attributable to benefits paid with respect to other plans that were consolidated with the Yale Salaried Plan or Yale Prior Plan, prior to any adjustment under Section 5.7 or Section 5.8.

Participant                         Amount of Reduction
-----------                         -------------------

Lida Carty                                  $608.25
Roy C. Tipton                                344.29
Paul D. Killingsworth                        413.81

                                     Page 20 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


Comparable reductions shall be made to any benefit that is dervied from the Participant's Yale Benefit.

                                     Page 21 Schedule 5 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


                                  APPENDIX S5-A
                                  -------------

                    ACTUARIAL ASSUMPTIONS, TABLES AND FACTORS
                    -----------------------------------------

                           FOR COMPUTING PLAN BENEFITS
                           ---------------------------


I.       Lump Sum Factors.

         Lump sum equivalencies of annuities shall be determined by using the following mortality and interest assumptions:

         (1) Mortality: The 1983 Group Annuity Mortality Table with a 50% male/50% female blend.

         (2) Interest: The interest rate shall be the annual interest rate on 30-year United States Treasury securities as determined by the Internal Revenue Service for the month of November preceding the calendar year in which occurs the Annuity Starting Date.

         Notwithstanding the foregoing, the lump sum equivalency of a benefit paid before December 31, 1999 shall not be less than the lump sum amount of such benefit determined as provided above but with the interest rate determined as of the last day of the calendar quarter preceding the date of the lump sum distribution.

II.      Annuity Conversion Tables.

         Following (on the next several pages) are tables used to convert a Straight Life Annuity to a 50% Joint and Survivor Annuity or a 100% Joint and Survivor Annuity:





559909.1

                         COLUMBUS MCKINNON CORPORATION
                        MONTHLY RETIREMENT BENEFIT PLAN

                                   SCHEDULE 6

                    DUFF-NORTON COMPANY, INC. RETIREMENT PLAN
                    FOR EMPLOYEES OF AMERICAN LIFTS DIVISION
             MERGER INTO MRB PLAN, TREATMENT OF FORMER PARTICIPANTS

                         SCHEDULE 6 -- TABLE OF CONTENTS

SECTION 6.1 INTRODUCTION                                                   1

SECTION 6.2 DEFINITIONS                                                    2

         6.2.1    Affiliate                                                2
         6.2.2    All-Service MRB Plan Benefit                             2
         6.2.3    American Lifts Actuarial Equivalent                      3
         6.2.4    American Lifts Benefit                                   3
         6.2.5    American Lifts Compensation                              3
         6.2.6    American Lifts Plan                                      3
         6.2.7    AmLifts Benefit Service                                  4
         6.2.8    AmLifts Eligible Employee                                5
         6.2.9    AmLifts Employee                                         5
         6.2.10   AmLifts Employer                                         5
         6.2.11   AmLifts Participant                                      5
         6.2.12   AmLifts Vesting Service                                  5
         6.2.13   Hour of Service                                          6
         6.2.14   Merger Date                                              7
         6.2.15   MRB Plan                                                 7
         6.2.16   MRB Plan Benefit                                         7
         6.2.17   Net MRB Plan Benefit                                     7
         6.2.18   New Benefit Service                                      7
         6.2.19   New-Service-Only MRB Plan Benefit                        7
         6.2.20   Normal Retirement Date                                   7
         6.2.21   Plan Year                                                7
         6.2.22   Total Break-in-Service                                   7
         6.2.23   Section References                                       8

SECTION 6.3 PARTICIPATION IN THE MRB PLAN                                  8

         6.3.1    When AmLifts Participants Become "Participants"
                  in the MRB Plan                                          9
         6.3.2    Determination of MRB Plan Benefit                        9
         6.3.3    Time When MRB Plan Benefit Is Paid                       9

           Schedule 6 -- Table of Contents

                                                                        Page
         6.3.4    Form in Which MRB Plan Benefit Is Paid                 10
         6.3.5    Determination of Benefit Service                       10
         6.3.6    Determination of Vesting Service                       10
         6.3.7    Offset of Certain Amounts against MRB Plan Benefit     10

SECTION 6.4 MERGER OF AMERICAN  LIFTS PLAN INTO THE MRB PLAN             11
         6.4.1    Merger of American Lifts Plan into the MRB Plan        11
         6.4.2    Payment of American Lifts Benefits                     11
         6.4.3    Conflict With American Lifts Plan Documents            11

SECTION 6.5 WHEN AMERICAN LIFTS BENEFIT IS PAYABLE                       11
         6.5.1    In General                                             11

SECTION 6.6 COMPUTATION OF AMERICAN LIFTS BENEFIT                        11
         6.6.1    In General.                                            11
         6.6.2    American Lifts Benefit Formula.                        12

SECTION 6.7 ADJUSTMENT OF BENEFIT TO REFLECT TIME OF PAYMENT             13
         6.7.1    Benefit Commencing on Normal Retirement Date           13
         6.7.2    Benefit Commencing After Normal Retirement Date        13
         6.7.3    Benefit Commencing Before Normal Retirement Date       14

SECTION 6.8 FORM OF AMERICAN LIFTS BENEFIT                               14
         6.8.1    In General                                             14
         6.8.2    Cash-out of Minimum Benefit                            14

SECTION 6.9 REEMPLOYMENT AFTER COMMENCEMENT OF BENEFITS                  15
         6.9.1    Suspension of Benefit Payments                         15

SECTION 6.10 SURVIVOR BENEFITS                                           15
         6.10.1   In General                                             15



Appendix S5-A --  Actuarial Assumptions and Annuity Conversion Tables

                          COLUMBUS MCKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

                                   SCHEDULE 6

                    DUFF-NORTON COMPANY, INC. RETIREMENT PLAN
                    FOR EMPLOYEES OF AMERICAN LIFTS DIVISION
             MERGER INTO MRB PLAN, TREATMENT OF FORMER PARTICIPANTS


SECTION 6.1 INTRODUCTION

     Columbus McKinnon Corporation (the "Company" acquired all of the outstanding stock of Duff-Norton Company, Inc. on January 3, 1997. At that time, Duff-Norton maintained several defined benefit pension plans covering different groups of its employees. One of these plans was the Duff-Norton Company, Inc. Retirement Plan for Employees of American Lifts Division (the "American Lifts Plan"). The Company wishes to consolidate the defined benefit pension plans covering its nonunion employees. In furtherance of that goal, the Company has:

     Caused the American Lifts Plan to be amended to discontinue benefit accruals effective March 31, 1998,

     Extended   coverage  under  the  Columbus  McKinnon   Corporation   Monthly
     Retirement Benefit Plan (the "MRB Plan") to nonunion Employees covered under the American Lifts Plan effective April 1, 1998, and

     Authorized the merger of the portion of the American Lifts Plan covering nonunion Employees into the MRB Plan on February 28, 1999.

     This Schedule 6 provides special rules pursuant to which participants in the American Lifts plan will participate in the MRB Plan beginning on April 1, 1998. In accordance with this Schedule 6, Employees who were active participants in the American Lifts Plan on March 31, 1998:

     will be granted Vesting Service and Benefit Service under the MRB Plan as of April 1, 1998 equal to service earned under the American Lifts Plan after March 31, 1987 and before April 1, 1998,

     will receive a benefit under the MRB Plan equal to the larger of:

          the benefit accrued under the MRB Plan benefit formula with respect to Carryover Service from the American Lifts Plan plus service earned under the MRB Plan after March 31, 1998 (their "All-Service MRB Plan benefit"), or

                                      Page 2 Schedule 6 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


          the sum of (i) their benefit accrued under the American Lifts Plan as of March 31, 1998 (their "American Lifts Benefit") plus (ii) the benefit accrued under the MRB Plan with respect to service earned after March 31, 1998 (their "New-Service-Only MRB Plan Benefit"), and will be entitled to:

          receive their entire MRB Plan benefit at the time and in the form provided under the MRB Plan.

     In addition, this Schedule 6 provides for the merger of the portion of the American Lifts Plan covering nonunion Employees into the MRB Plan effective February 28, 1999. Nonunion employees and former nonunion employees who were inactive participants in the American Lifts Plan on March 31, 1998 and who did not become participants in the MRB Plan, as well as union Employees, will continue to receive their American Lifts Benefit under the American Lifts Plan.

     This Schedule 6 should be construed so as to achieve its purposes as set forth in this Introduction including the preservation of benefits and benefit forms accrued under the American Lifts Plan and the avoidance of the duplication of benefits under the MRB Plan and the American Lifts Plan for the same periods of Benefit Service.

     This Section 6.1 is intended merely as an overview and actual benefit calculations shall be made on the basis of the rules set forth in the subsequent sections of this Schedule 6.


SECTION 6.2 DEFINITIONS

     Capitalized terms used in this Schedule 6 shall have the meanings set forth in Article I of the MRB Plan except that the following terms shall have the meanings set forth below solely for purposes of this Schedule 6:

6.2.1 Affiliate . Reference in this Schedule 6 to an "Affiliate" of Duff-Norton Company, Inc. or any other company shall mean an "affiliate" defined in a manner analogous to the definition of "Affiliate" at Section 1.5 of the MRB Plan.

6.2.2 All-Service MRB Plan Benefit means the Accrued Benefit earned under the MRB Plan by an AmLifts Participant where the benefit is calculated by taking into account both New Benefit Service and AmLifts Benefit Service earned after

                                      Page 3 Schedule 6 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


March 31, 1987. The all-service benefit is calculated under the MRB Plan benefit formula applicable on and after April 1, 1998, as set forth in Section 4.1 of the MRB Plan, both with respect to New Benefit Service and with respect to AmLifts Benefit Service. The all-service benefit consists of two components, an American Lifts Benefit and a Net MRB Plan Benefit.

6.2.3 American Lifts Actuarial Equivalent . A benefit is the "American Lifts Actuarial Equivalent" of another benefit on a given date if the actuarial present value of the two benefits on that date are the same. American Lifts Actuarial Equivalence is determined on the basis of the actuarial factors set forth in Appendix S6-A attached to this Schedule 6.

6.2.4 American Lifts Benefit means the accrued benefit under the American Lifts Plan of an AmLifts Participant determined under Section 6.6 on the assumption that the Participant terminated employment on the earlier of (i) his actual date of termination, or (ii) March 31, 1998. In the event that the Participant is eligible for an All-Service MRB Plan Benefit (as provided in Section 6.3.2), the term "American Lifts Benefit" refers to that portion of the Participant's All-Service MRB Plan Benefit that is equal to the benefit described in the preceding sentence.

6.2.5 American Lifts Compensation means, with respect to any AmLifts Eligible Employee, the "taxable wages" paid to the Employee by the AmLift Employer and each Affiliate. For Plan Years beginning before March 1, 1995, compensation is based on wages paid during the calendar year ending immediately prior to the Plan Year. For Plan Years beginning on and after March 1, 1995, compensation is based on wages paid during the calendar year ending during the Plan Year. For this purpose, "taxable wages" means the taxable wages to be reflected in federal taxable wages box of the Internal Revenue Service Form W-2, but determined without regard to any rules under section 3401(a) of the Code that limit remuneration included in wages based on the nature or location of the employment or the services performed. In addition, "American Lifts Compensation" includes elective contributions that are made by the Employer on behalf of its Employees that are not includible in gross income under Code Sections 125, 402(e)(3), 402(h) and 403(b).AmLift Compensation is limited under Code Section 401(a)(17) in the same manner as MRB Plan Earnings, as providedin Section 1.15 of the MRB Plan.

6.2.6 American Lifts Plan means The Duff-Norton Company, Inc. Retirement Plan for Employees of American Lifts Division which was merged into the Plan effective February 28, 1999 and which is evidenced by the following documents:

                                      Page 4 Schedule 6 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



     (a) The Duff-Norton Company, Inc. Retirement Plan for Employees of American Lifts Division as amended and restated effective March 1, 1989,

     (b)  Amendment 1 effective as of March 1, 1995,

     (c)  Amendment 2 effective as of March 31, 1998,

     (d)  Amendment 3 effective as of various dates.

6.2.7 AmLifts Benefit Service is calculated in Years of AmLifts Benefit Service. A "Year of AmLifts Benefit Service" means:

     (a) Prior to March 1, 1976. With respect to Plan Years prior to March 1, 1976, the Participant accrues a Year of AmLifts Benefit Service for each Plan Year for which the Participant receives an accrual under Section 6.6.2(a)(1).

     (b) After February 29, 1976 . With respect to any Plan Year after February 29, 1976 in which a Participant is an AmLifts Eligible Employee , a Year of AmLifts Benefit Service shall be credited as follows: A Participant shall receive one Year of AmLifts Benefit Service for the Plan Year in which he or she becomes a Participant and each subsequent Plan Year in which he or she is an AmLifts Eligible Employee; provided the Participant completes 1,000 Hours of Service during that Plan Year. For any Plan Year in which a Participant completes less than 1,000 Hours of Service, he or she shall be credited with a fraction of a Year of AmLifts Benefit Service if the Hours of Service credited relate to a partial Plan Year of work, and such hours would result in a credit of at least 1,000 Hours of Service when extrapolated to a full Plan Year. In such case, the credit shall be a fraction, the denominator of which is 12 and the numerator of which is equal to the number of full calendar months in the Plan Year in which the Participant completes his or her regular work schedule. (If the Participant's status as an Employee in his or her regular work schedule ceases after the 16th day of any month, such month shall be credited as a full calendar month.)

     (c) Rule of Parity. In the case of an AmLifts Eligible Employee who incurred a Total Break-in-Service, any Years of AmLifts Benefit Service prior to such Total Break-in-Service shall be forfeited.

     (d) Service Records. A Participant's Years of AmLifts Benefit Service shall be determined by the Company on the basis of employment records or on such other reasonable and nondiscriminatory basis as it may adopt, and such determination shall be conclusive and binding on all persons.

                                      Page 5 Schedule 6 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


     (e) AmLifts Benefit Service Used to Calculate an All-Service MRB Plan Benefit. A Participant's AmLifts Benefit Service used to calculate his
All-Service MRB Plan Benefit shall be limited to AmLift Benefit Service earned after March 31, 1998.

     (f) Pro-rated Participation in Plan Year Beginning March 1, 1998. Each Participant who on March 31, 1998 was an AmLifts Eligible Employee and was not covered by a collective bargaining agreement, and whose accrual of benefits under the American Lifts Plan terminated on March 31, 1998 pursuant to Amendment No. 2 of the 1989 Plan Restatement, shall be deemed to have earned 1/12th of a year of AmLifts Benefit Service attributable to service during the month of March, 1998, provided such Participant completes at least 1,000 Hours of Service during the American Lifts Plan plan year beginning March 1, 1998 (or would have completed at least 1,000 Hours of Service during such plan year but for the Participant's termination of employment during the plan year).

     (g) No AmLifts Benefit Service Accrued After March 31, 1998. No Participant shall accrue AmLifts Benefit Service after March 31, 1998.

6.2.8 AmLifts Eligible Employee means any AmLifts Employee who meets the following criteria: (1) the Employee is an Employee of an AmLifts Employer who is not covered by a collective bargaining agreement between the Employer and any union or other bargaining group, and (2) the Employee either is (i) employed at the Tacoma, Washington location or (ii) employed at the Greensburg, Indiana location prior to March 1, 1976, having been a Participant in the Plan on February 29, 1976 and having since March 1, 1976 been continuously employed by the Employer. However, no Leased Employee shall be an AmLifts Eligible Employee. An individual's status as an AmLifts Eligible Employee shall be determined by the AmLifts Employer, and such determination shall be conclusive and binding on all persons.

6.2.9 AmLifts Employee means a common law employee of the AmLifts Employer or an Affiliate.

6.2.10 AmLifts Employer means Duff-Norton Company, Inc. (renamed "Yale Industrial Products, Inc." on March 31, 1997) and any other corporation during the period when such other corporation was an Affiliate of Duff-Norton Company, Inc. and, prior to its acquisition by Spreckels Industries, Inc., American Manufacturing Company, Inc. and its Affiliates.

6.2.11 AmLifts Participant means an individual who was a nonunion Employee and who was an active participant in the American Lifts Plan on March 31, 1998 and who was an Eligible Employee under the MRB Plan on April 1, 1998.

                                      Page 6 Schedule 6 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


6.2.12 AmLifts Vesting Service . An AmLifts Participant must have at least 5 years of AmLifts Vesting Service (10 years if the Participant has not earned an Hour of Service on or after March 1, 1989) in order to have a vested interest in his American Lifts Benefit. An AmLifts Participant whose employment terminates at a time when the Participant has no vested interest in his American Lifts Benefit will receive no American Lifts Benefit under the MRB Plan. A Participant's AmLifts Vesting Service is equal to the sum of his vesting service determined under (a) and (b) of this section.

     (a) AmLifts Vesting Service Earned On and After March 1, 1999. AmLifts Vesting Service earned by a Participant on and after March 1, 1999 shall be determined in accordance with the rules of Section 2.2 of the MRB Plan.

     (b) AmLifts Vesting Service Earned Before March 1, 1999. AmLifts Vesting Service earned by a Participant before March 1, 1999 shall be determined in accordance with the rules of this Section 6.2.12(b). AmLifts Vesting Service is calculated in Years of AmLifts Vesting Service. A "Year of AmLifts Vesting Service" means the sum of the amounts determined under (1) and (2) below.

          (1) Prior to March 1, 1976. For each Computation Period ending prior to March 1, 1976, an AmLifts Employee shall be credited with one-twelfth (1/12) of a Year of AmLifts Vesting Service for each full calendar month of employment with the AmLifts Employer.

          (2) After February 29, 1976. For each Plan Year commencing after February 29, 1976, an AmLifts Employee shall be credited with one Year of AmLifts Vesting Service if he or she has completed at least 1,000 Hours of Service during that Plan Year. In determining an Employee's Years of AmLifts Vesting Service, the following rules shall be applied:

               (A) Rule of Parity. In the case of an Employee who incurred a Total Break-in-Service, any Years of AmLifts Vesting Service prior to such Total Break-in-Service shall be disregarded.

               (B) Special Credit. If an Employee is credited with a Year of Participation Service for the 12-consecutive-month period commencing on the Employee's Original Hire Date, such 12-consecutive-month period spans two Plan Years and the Employee did not receive a Year of AmLifts Vesting Service for at least one such Plan Year, the Employee shall be credited with a Year of AmLifts Vesting Service for such Year of Participation Service.

                                      Page 7 Schedule 6 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


     (c) Service Records. An Employee's Years of AmLifts Vesting Service shall be determined by the Employer on the basis of employment records or on such other reasonable and nondiscriminatory basis as it may adopt, and such determination shall be conclusive and binding on all persons.

6.2.13 Hour of Service . Reference in this Schedule 6 to an "Hour of Service" shall mean an "hour of service" defined in a manner analogous to the definition of "Hour of Service" at Section 1.23 of the MRB Plan, except that "Employer" shall mean Duff-Norton Company, Inc. and each Affiliate that adopted the American Lifts Plan, and the equivalency rule set forth in Section 1.23(d) of the MRB Plan shall not apply.

6.2.14 Merger Date means February 28, 1999.

6.2.15 MRB Plan means the Columbus McKinnon Corporation Monthly Retirement Benefit Plan, as amended, of which this Schedule 6 is a part.

6.2.16 MRB Plan Benefit means the entire benefit payable to a AmLifts Participant under the MRB Plan including this Schedule 6. The MRB Plan Benefit of an AmLifts Participant is determined under Section 6.3.2.

6.2.17 Net MRB Plan Benefit means the portion of an AmLifts Participant's All-Service MRB Plan Benefit that exceeds his American Lifts Benefit.

6.2.18  New  Benefit   Service  means  Benefit  Service  earned  by  an  AmLifts
Participant after March 31, 1998 in accordance with Section 2.3 of the MRB Plan as modified by Section 6.3.5 of this Schedule 6.

6.2.19 New-Service-Only MRB Plan Benefit means the Accrued Benefit earned under the MRB Plan by an AmLifts Participant where the benefit is calculated by on the basis of the Participant's New Benefit Service, his Earnings (within the meaning of Article I of the MRB Plan) paid before and after March 31, 1998, and on the MRB Plan benefit formula in effect on and after April 1, 1998. The Benefit Service taken into account in calculating a Participant's New-Service-Only MRB Plan Benefit shall not exceed 35 years reduced by the number of years of AmLifts Benefit Service used to calculate the Participant's AmLifts Benefit.

6.2.20 Normal Retirement Date has the same meaning as in Section 1.26 of the MRB Plan except that, when applied with respect to the AmLifts Benefit of a Participant hired after the age of 59, it means the first day of the month following attainment of age 65 regardless of length of participation in the MRB Plan.

                                      Page 8 Schedule 6 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


6.2.21 Plan Year . Reference in this Schedule 6 to an "Plan Year" shall mean a Plan Year with respect to the American Lifts Plan unless the context clearly indicates otherwise. A Plan Year with respect to the American Lifts Plan means the 12-consecutive-month period from March 1, 1971 to February 29, 1972, and each succeeding 12-month period beginning March 1 and ending February 28 or 29.

6.2.22 Total Break-in-Service.

     (a) In General. "Total Break-in-Service" means a Break-in-Service which is not less than the greater of (1) one Plan Year ending prior to March 1, 1985 or five Plan Years ending on or after March 1, 1985 or (2) the aggregate Years of AmLifts Vesting Service completed by the Employee prior to such Break-in-Service. No Total Break-in-Service shall occur if the Employee has a vested right to an immediate or deferred Pension when a Break-in-Service commences.

     (b)    Break-in-Service.    For   the   purpose   of   Section   6.2.22(a),
Break-in-Service means a Plan Year during which an Employee does not complete at least 501 Hours of service.

     (c) Absence Due to Pregnancy etc. Solely for purposes of determining whether a Break-in-Service has occurred, an Employee shall be credited with up to 501 Hours of Service for any period beginning on or after March 1, 1985 during which the Employee is absent from work by reason of the Employee's pregnancy, by reason of the birth of the Employee's child, by reason of the placement of a child with the Employee in connection with the child's adoption by the Employee, or for purposes of caring for the child for a period beginning immediately after such birth or such placement. The preceding sentence shall apply only if the Employee demonstrates to the Company on a timely basis that his or her absence is caused by one of the specified reasons. Hours of Service with respect to such periods shall be credited to the Plan Year in which the absence commences, or, if the Participant would not otherwise incur a Break-in-Service in that Plan Year, to the following Plan Year.

     (d) Authorized Leave of Absense. A Break-in-Service shall not include any period during which an Employee is on an Authorized Leave of Absence. As used in the preceding sentence, "Authorized Leave of Absence" means military service or any other absence from active employment, whether with or without remuneration, that is authorized in accordance with the Company's prevailing and nondiscriminatory practices; provided that the affected Employee conforms to all of the conditions of the leave of absence, including a return to employment within the time specified therein.

6.2.23 Section  References . A section  reference in this Schedule 5 refers to a section in this  Schedule 5 unless it refers  explicitly  to the MRB Plan or the

                                      Page 9 Schedule 6 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


American Lifts Plan. Any reference in this Schedule 6 to the "MRB Plan" is a reference to the MRB Plan excluding this Schedule 6 and all other schedules attached thereto and included therein, unless the context clearly indicates otherwise.


SECTION 6.3 PARTICIPATION IN THE MRB PLAN

6.3.1 When AmLifts Participants Become "Participants" in the MRB Plan . Each AmLifts Participant shall become an "Active Participant" in the MRB Plan on April 1, 1998 regardless of whether the Participant has met the age and service requirements of Section 3.1 of the MRB Plan on that date. A participant in the American Lifts Plan who is not an "AmLifts Participant" (as defined in this Schedule 6) shall not become an "Active Participant" in the MRB Plan except as provided under the terms of the MRB Plan exclusive of this Schedule 6.

6.3.2 Determination of MRB Plan Benefit.

     (a) In General. Each AmLifts Participant shall be eligible to receive a MRB Plan Benefit equal to the larger of (1) or (2) where:

     (1) is his All-Service MRB Plan Benefit, and

     (2) is the sum of:

          (A)  his American Lifts Benefit, plus

          (B)  his New-Service-Only MRB Plan Benefit.

     (b) How Relative Benefit Size Is Determined. For the purpose of this section, the relative sizes of a AmLifts Participant's All-Service MRB Plan Benefit, his American Lifts Benefit, and his New-Service-Only MRB Plan Benefit shall be determined as Straight Life Annuities commencing on the Participant's Normal Retirement Date.

     (c) Participants Hired After Age 59. If a Participant's Normal Retirement Date is different for his American Lifts Benefit and his benefit accrued under the MRB Plan (Participants hired by Duff-Norton after age 59), the relative sizes of the benefits shall be determined as of the first day of the month coincident with or next following the later of (i) the Participant's 65th birthday, or (ii) the fifth anniversary of the Participant's deemed commencment of participation in the MRB Plan. For the purpose of the preceding sentence, the Participant shall be deemed to have commenced participation in the MRB Plan on the date the Participant would have commenced participation in that plan if the

                                     Page 10 Schedule 6 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


Participant had been employed by Columbus McKinnon Corporation during the entrie period that the Participant was employed by the sponsor of the American Lifts Plan.

6.3.3 Time When MRB Plan Benefit Is Paid.

     (a) In General. The MRB Plan Benefit of an AmLifts Participant shall be paid at a time determined under Article IV of the MRB Plan.

     (b) Adjustment of American Lifts Benefit to Reflect Time of Payment. The American Lifts Benefit portion of a MRB Plan Benefit payable to an AmLifts Participant shall be adjusted as provided in Section 6.7 to reflect the time of payment.

6.3.4 Form in Which MRB Plan Benefit Is Paid.

     (a) In General. The MRB Plan Benefit of an AmLifts Participant shall be paid in any form permitted under, and shall be subject to all of the rules of,
Article V of the MRB Plan.


     (b) Adjustment of American Lifts Benefit to Reflect Form of Payment. The American Lifts Benefit portion of a MRB Plan Benefit payable to an AmLifts Participant shall be adjusted as provided in Section 6.8 to reflect the form of payment.

6.3.5 Determination of Benefit Service . An AmLifts Participant's Benefit Service (within the meaning of Article I of the MRB Plan) shall be determined under Section 2.3 of the MRB Plan. However, in making such determination under
Section 2.3 of the MRB Plan, the following special rules apply:

  (a) AmLifts Benefit Service. The Participant's Benefit Service determined as of April 1, 1998 shall be deemed to equal the Participant's AmLifts Benefit Service.

  (b)  New Benefit  Service Pro Rated in 1998.  The
Participant shall be deemed to have earned 0.75 years of New Benefit Service during the period from April 1, 1998 through December 31, 1998 provided that the Participant completes at least 750 Hours of Service as an Eligible Employee during that period.

6.3.6 Determination of Vesting Service . For the purpose of determining when an Active Yale Participant is eligible for normal or early retirement under the MRB Plan, the Participant's Vesting Service (within the meaning of Article I of the MRB Plan) shall be determined under Section 2.2 of the MRB Plan. However, in making such determination under Section 2.2 of the MRB Plan, the Participant's Vesting Service determined as of any date prior to March 1, 1999 shall not be less than his AmLifts Vesting Service determined as of that date.

                                     Page 11 Schedule 6 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


6.3.7 Offset of Certain Amounts against MRB Plan Benefit . The MRB Plan Benefit paid to an AmLifts Participant shall be reduced by the American Lifts Actuarial Equivalent amount of other benefits payable to the Participant as provided under
Section 6.6.2(c).


SECTION 6.4 MERGER OF AMERICAN LIFTS PLAN INTO THE MRB PLAN

6.4.1 Merger of American Lifts Plan into the MRB Plan. The assets and liabilities of the American Lifts Plan attributable to AmLifts Participants shall be merged into the MRB Plan on the Merger Date. The assets and liabilities of the American Lifts Plan not attributable to AmLifts Participants shall not be merged into the MRB Plan.

6.4.2 Payment of American Lifts Benefits . Effective on and after the Merger Date, the MRB Plan shall be responsible for payment of all benefits accrued under the American Lifts Plan on behalf of AmLifts Participants, including all such benefits in pay status or deferred vested status on the Merger Date.

6.4.3 Conflict With American Lifts Plan Documents . This Schedule 6 reflects the authority of the MRB Retirement Committee to interpret the American Lifts Plan with a view toward resolving any conflicts and ambiguities that exist in the American Lifts Plan documents. If a provision in this Schedule 6 conflicts with an unambiguous, non-internally conflicting provision of the American Lifts Plan documents, the American Lifts Plan documents shall govern. In all other instances, this Schedule 6 shall govern.


SECTION 6.5 WHEN AMERICAN LIFTS BENEFIT IS PAYABLE

6.5.1 In General .

     (a) Annuity Starting Date Before Merger Date. The AmLifts Benefit of an AmLifts Participant whose Annuity Starting Date occurred before the Merger Date shall continue to be paid after the Merger Date in accordance with the schedule of payment established on the Annuity Starting Date.

     (b) Annuity Starting Date On or After Merger Date. The AmLifts Benefit of an AmLifts Participant whose Annuity Starting Date occurs on or after the Merger Date shall be paid at the time provided in Section 6.3.3 of this Schedule 6.


SECTION 6.6 COMPUTATION OF AMERICAN LIFTS BENEFIT

                                     Page 12 Schedule 6 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


6.6.1 In General.

     (a) Benefits In Pay Status On Merger Date. The AmLifts Benefit of an AmLifts Participant whose Annuity Starting Date occurred before the Merger Date shall continue to be paid after the Merger Date in accordance with the amount, form and schedule of payment established on the Annuity Starting Date.

     (b) Benefits Not In Pay Status On Merger Date. The AmLifts Benefit of an AmLifts Participant whose Annuity Starting Date occurs on or after the Merger Date shall be determined using the AmLifts Benefit formula set forth in Section
6.6.2. The benefit so determined shall be adjusted to reflect time of payment as provided in Section 6.7, and shall be further adjusted as provided in Section
6.8 if it is payable in a form other than a Straight Life Annuity.


6.6.2 American Lifts Benefit Formula.

     (a) In General. A Participant's American Lifts Benefit shall be calculated as a Straight Life Annuity beginning on the Participant's Normal Retirement Date in an annual amount equal to the sum of the annual accruals determined as follows:


          (1) For each Plan Year prior to March 1, 1976 after a Participant had commenced participation (determined under the Plan as then in effect) and for the duration of which the Participant is an AmLifts Eligible Employee in Full-time Employment, the Participant shall accrue a benefit equal to 3/4% (.0075) of the first $7,800 of his or her Compensation for the Plan Year, plus 1-1/2% (.015) of Compensation in excess of $7,800 for the Plan Year;

          (2) For each Plan Year from March 1, 1976 to February 28, 1978 for which the Participant receives credit for a Year of Benefit Service, the Participant shall accrue a benefit equal to the sum of 3/4% (.0075) of the first $7,800 of his or her Compensation for the Plan year, plus 1-1/2% (.015) of his or her Compensation in excess of $7,800 for the Plan Year;

          (3) For each Plan year from March 1, 1978 to February 28, 1987 for which the Participant receives credit for a Year of Benefit Service, the Participant shall accrue a benefit equal to the sum of 1% (.01) of the first $7,800 of his or her Compensation for the Plan Year, plus 1-3/4% (.0175) of his or her Compensation in excess of $7,800 for the Plan Year;

          (4) For the Plan Year beginning March 1, 1987, the Participant shall receive an accrual if he or she receives credit for Year of Benefit Service

                                     Page 13 Schedule 6 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


     for such Plan Year. The accrual shall be equal to the sum of the amounts determined under paragraphs (A) and (B), if any:

               (A) The amount under this paragraph (A) shall be equal to the product of (i) 1% (.01) of the first $7,800 of the Participant's
          Compensation for the Plan Year, plus 1-3/4% (.0175) of his or her Compensation in excess of $7,800 for the Plan year, and (ii) a fraction, the denominator of which is 12 and the numerator of which is the number of calendar months from March 1, 1987 to August 31, 1987 in which the Participant was an AmLifts Eligible Employee; and

               (B) The amount under this paragraph (B) shall be equal to the product of (i) 2% (.02) of the Participant's Compensation for the Plan Year, and (ii) a fraction, the denominator of which is 12 and the numerator of which is the number of calendar months from September 1, 1987 to February 29, 1988 in which the Participant was an AmLifts Eligible Employee; and

          (5) For each Plan Year after February 29, 1988 for which the Participant receives credit for a Year of AmLifts Benefit Service, the Participant shall accrue a benefit equal to 2% (.02) of his or her Compensation for the Plan Year.

     (b) AmLifts Benefit Service Taken Into Account. The American Lifts Benefit of a AmLifts Participant determined under this Section 6.6.2 shall be calculated on the basis of AmLifts Benefit Service determined as if the Participant terminated employment on March 31, 1998.

     (c) Offset of Benefits from Other Plans. The American Lifts Benefit of a AmLifts Participant shall be reduced by the American Lifts Actuarial Equivalent of benefits payable to the Participant (or Beneficiary) under any other defined benefit pension plan to which a AmLifts Employer, or other sponsor of the American Lifts Plan or Prior American Lifts Plan, made contributions, to the extent that such benefits are attributable to the same years of service as benefits included in the American Lifts Benefit.


SECTION 6.7 ADJUSTMENT OF BENEFIT TO REFLECT TIME OF PAYMENT

6.7.1 Benefit Commencing on Normal Retirement Date . A AmLifts Participant's American Lifts Benefit commencing on his Normal Retirement Date shall be his

                                     Page 14 Schedule 6 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


American Lifts Benefit computed as provided under Section 6.6 without adjustment for time of payment under this Section 6.7.

6.7.2 Benefit Commencing After Normal Retirement Date . A AmLifts Participant's American Lifts Benefit commencing after his Normal Retirement Date shall be his American Lifts Benefit computed as provided under Section 6.6, actuarially adjusted as provided in Section 4.2(c) of the MRB Plan.

6.7.3 Benefit Commencing Before Normal Retirement Date . A AmLifts Participant's American Lifts Benefit commencing before his Normal Retirement Date shall be his American Lifts Benefit computed as provided under Section 6.6, multiplied times the appropriate early payment factor set forth in this Section 6.7.3: Age at Benefit Commencement Factor*

                           65.............  1.000
                           64.............  0.892
                           63.............  0.799
                           62.............  0.717
                           61.............  0.644
                           60.............  0.581
                           59.............  0.525
                           58.............  0.475
                           57.............  0.430
                           56.............  0.391
                           55.............  0.355

          *    These factors will be adjusted to the nearest whole month.


SECTION 6.8 FORM OF AMERICAN LIFTS BENEFIT

6.8.1 In General.

     (a) Annuity Starting Date Before Merger Date. The form of payment of the American Lifts Benefit of a AmLifts Participant whose Annuity Starting Date occurred before the Merger Date shall continue unchanged by this Schedule 6 (except as may be provided under Section 6.9 concerning reemployment).

     (b) Annuity Starting Date on or after Merger Date. The form of payment of the American Lifts Benefit of a AmLifts Participant whose Annuity Starting Date

                                     Page 15 Schedule 6 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan


occurs on or after the Merger Date shall be determined under Section 5.2 of the MRB Plan (including the annuity adjustment factors set forth in Appendix A of the MRB plan).

6.8.2 Cash-out of Minimum Benefit .

     (a) Mandatory Distribution. In the event that a AmLifts Participant ceases to be an Employee at a time when the lump sum present value of his MRB Plan Benefit determined under Section 6.3.2 is $5,000 or less, the Participant shall be paid the benefit in a single sum as soon as practicable, as provided under
Section 5.4 of the MRB Plan.

     (b) Survivor Benefits. Rules similar to those in Section 6.8.2(a) shall apply with respect to a survivor benefit payable to a spouse.

     (c) Payment After Annuity Starting Date. No distribution shall be made under to this Section 6.8.2 after the AmLifts Participant's Annuity Starting Date unless the AmLifts Participant and his spouse consent in writing to the distribution.


SECTION 6.9 REEMPLOYMENT AFTER COMMENCEMENT OF BENEFITS

6.9.1 Suspension of Benefit Payments . If an AmLifts Participant is reemployed as an Employee after he has begun to receive payment of his American Lifts Benefit, payment of the benefit shall cease until the AmLifts Participant is no longer an Employee (subject to required minimum distributions as provided under Section 5.5 of the MRB Plan), in accordance with Article VI of the MRB Plan.


SECTION 6.10 SURVIVOR BENEFITS

6.10.1 In General . The surviving spouse of an AmLifts Participant who dies before his Annuity Starting Date shall be entitled to a Preretirement Spouse's Benefit with respect to the Participant's vested American Lifts Benefit (if any) determined in accordance with Article VI of the MRB Plan.

                                     Page 16 Schedule 6 of 1998 Plan Restatement
                   Columbus McKinnon Corporation Monthly Retirement Benefit Plan



                                  APPENDIX S6-A

                    ACTUARIAL ASSUMPTIONS, TABLES AND FACTORS

                           FOR COMPUTING PLAN BENEFITS


I.   Lump Sum Factors.

     Lump sum equivalencies of annuities shall be determined by using the following mortality and interest assumptions:

     (1) Mortality: The 1983 Group Annuity Mortality Table with a 50% male/50% female blend.

     (2) Interest: The interest rate shall be the annual interest rate on 30-year United States Treasury securities as determined by the Internal Revenue Service for the month of November preceding the calendar year in which occurs the Annuity Starting Date.

     Notwithstanding the foregoing, the lump sum equivalency of a benefit paid before December 31, 1999 shall not be less than the lump sum amount of such benefit determined as provided above but with the interest rate determined as of the last day of the calendar quarter preceding the date of the lump sum distribution.

II.  Annuity Conversion Tables.

     Following (on the next several pages) are tables used to convert a Straight Life Annuity to a 50% Joint and Survivor Annuity or a 100% Joint and Survivor Annuity:


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